As filed with the Securities and Exchange Commission on
                                October 6, 1998.


                        Securities Act File No. 02-73371


--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /

  Pre-Effective Amendment No. /____/ Post-Effective Amendment No. /____/

                               SCUDDER FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

                Two International Place, Boston, MA 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

                                                  (617) 295-2567
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

 Caroline Pearson, Esq.                      Sheldon A. Jones, Esq.
 Scudder Kemper Investments, Inc.            Dechert Price & Rhoads
 Two International Place                     Ten Post Office Square - South
 Boston, MA 02110-4103                       Boston, MA  02109-4603

                  Approximate Date of Proposed Public Offering:
                          As soon as practicable after
                 this Registration Statement becomes effective.


                      Title of Securities Being Registered:


                 Shares of Beneficial Interest ($.01 par value)


               of Short Term Bond Fund, a Series of the Registrant

  ------------------------------------------------------------------------------


             It is  proposed   that  this  filing  will
             become effective on November 6, 1998
             pursuant   to  Rule   488   under   the
             Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) Under the Securities Act of 1933



Item of Form N-14             Location in the Prospectus


PART A

1.    Beginning of Registration Statement and Outside Front      Cross Reference Sheet; Notice of Special Meeting
     Cover Page of Prospectus                                    of Shareholders

2.   Beginning and Outside Back Cover Page of Prospectus         Table of Contents


3.   Fee Table, Synopsis Information, and Risk Factors           Synopsis - Fees and Expenses; Special
                                                                 Considerations and Risk Factors

4.   Information About the Transactions                          Synopsis - The Proposed Reorganization

5.   Information About the Registrant                            Synopsis; Special Considerations and Risk Factors;
                                                                 Additional Information

6.   Information About the Company Being Acquired                Synopsis; Special Considerations and Risk Factors;
                                                                 Additional Information

7.   Voting Information                                          Notice of Special Meeting of Shareholders;
                                                                 Introduction

8.   Interest of Certain Persons and Experts                     Special Considerations and Risk Factors

9.   Additional Information Required for Reoffering by Persons   (Not Applicable)
     Deemed to be Underwriters


PART B                                                           Statement of Additional Information Caption

10.  Cover Page                                                  Outside Cover Page

11.  Table of Contents                                           Table of Contents

12.  Additional Information about the Registrant                 Incorporation of Documents by Reference in
                                                                 Statement of Additional Information

13.  Additional Information about the Company Being Acquired     Not Applicable

14.  Financial Statements                                        Exhibits to Statement of Additional Information

PART C

15 - 17                                                          Information required to be included in Part C is
                                                                 set forth under the appropriate Item, so numbered,
                                                                 in Part C of this Registration Statement.



                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                                                           October __, 1998

                               SCUDDER FUNDS TRUST

                                 IMPORTANT NEWS

                          FOR SCUDDER FUND SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                           Q & A: QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?

A: You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of the Scudder Zero Coupon 2000 Fund, a series of Scudder Funds Trust, would be transferred in a tax-free reorganization to the Scudder Short Term Bond Fund, another series of Scudder Funds Trust, in exchange for shares of beneficial interest of the Short Term Bond Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Scudder Zero Coupon 2000 Fund, but would become a shareholder of Scudder Short Term Bond Fund, which has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus, and is managed by your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"). The Trustees of the Trust believe that you will benefit from the proposed reorganization, in part, because Short Term Bond offers the opportunity for higher annual income, higher total return and lower fees and expenses than your Fund. The following pages give you additional information on the proposed reorganization and two other matters you are being asked to vote on. The Board members of your Fund, including those who are not affiliated with the Fund or Scudder Kemper, recommend that you vote FOR the proposed reorganization.

Q:       WHAT ELSE AM I BEING ASKED TO VOTE ON?

A: Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper, has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. You are being asked to vote on the new investment management agreement and the other matters in case the proposed reorganization is not approved. The Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR approval of the new investment management agreement.

Q:      WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q:       HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders. If the proposed reorganization is approved, however, your Fund and your Fund's investment objectives will change as described more fully in the Proxy Statement/Prospectus.

Q:       WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A: No, the investment management fee rates paid by your Fund will not change as a result of the Zurich-B.A.T transaction. If the proposed reorganization is approved, however, the investment management fee rates will change as described more fully in this Proxy Statement/Prospectus.

Q:       WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for a revision of your Fund's fundamental lending policy to give the Board of your Fund discretionary authority to permit your Fund to enter into interfund lending arrangements, subject to Securities and Exchange Commission approval.

Q:       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q:       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:       No, Zurich or its affiliates will bear these costs.

Q:       WHOM DO I CALL FOR MORE INFORMATION?

A:       Please  call  Shareholder  Communications   Corporation,   your  Fund's
information agent, at 1-800-733-8481, ext. 429.

                               SCUDDER FUNDS TRUST

                             Two International Place
                           Boston, Massachusetts 02110
October __, 1998

Dear Shareholders:

         You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of the Scudder Zero Coupon 2000 Fund would be transferred in a tax-free reorganization to the Scudder Short Term Bond Fund, a series of Scudder Funds Trust, in exchange for shares of beneficial interest of the Short Term Bond Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Scudder Zero Coupon 2000 Fund, but would become a shareholder of Scudder Short Term Bond Fund, which has similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus.

         In addition, Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

         The  Zurich-B.A.T   transaction   should  not  affect  you  as  a  Fund
shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase, the investment objectives of your Fund will remain the same, and, as is now the case, you will not pay sales loads on purchases of shares of your Fund. If the proposed reorganization is approved, however, your Fund shares, the advisory fees and expenses paid by your Fund, and the investment objectives of your Fund will change as described more fully in the Proxy Statement/Prospectus.

         Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. After careful review, the members of your Fund's Board have approved the proposed new investment management agreement. The Board members of your Fund believe that each of the proposals set forth in the Notice of Meeting for your Fund is important and recommend that you read the enclosed materials carefully and then vote FOR all proposals.

         Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

         Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid return envelope. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,



Daniel Pierce
President
Scudder Funds Trust


WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                               SCUDDER FUNDS TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Scudder Funds Trust (the "Trust"), on behalf of its series, the Scudder Zero Coupon 2000 Fund (the "Fund"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 15, 1998, at 10:00 a.m., Eastern time, for the following purposes:

Proposal 1: To approve an Agreement and Plan of Reorganization for the Fund;

Proposal 2: To approve a new investment management agreement for the Fund with Scudder Kemper Investments, Inc.; and

Proposal 3: To approve of the revision of the Fund's fundamental lending policy.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

         Holders of record of shares of the Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

         In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                              By Order of the Board of Trustees


                                              [Thomas F. McDonough sigature]
                                              Thomas F. McDonough,
                                              Secretary

______________, 1998

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

                           [INSERT TABLE OF CONTENTS]

                           PROXY STATEMENT/PROSPECTUS

                                  [DATE], 1998

                         Relating to the Acquisition by
                SCUDDER SHORT TERM BOND FUND ("Short Term Bond"),
                  a series of SCUDDER FUNDS TRUST (the "Trust")
                             Two International Place
                              Boston, MA 02110-4103
                                                  (800) 225-2470

                                of the Assets of
                 SCUDDER ZERO COUPON 2000 FUND ("Zero Coupon"),
                              a series of the TRUST

General

         This Proxy Statement/Prospectus is being furnished to shareholders of Zero Coupon in connection with a proposed reorganization in which all or substantially all of the assets of Zero Coupon would be acquired by Short Term Bond, in exchange solely for voting shares of beneficial interest of Short Term Bond and the assumption by Short Term Bond of all of the liabilities of Zero Coupon (the "Reorganization"). Shares of Short Term Bond thereby received would then be distributed to the shareholders of Zero Coupon in complete liquidation of Zero Coupon, and Zero Coupon would be abolished as a series of the Trust. As a result of the Reorganization, each shareholder of Zero Coupon would receive that number of full and fractional shares of Short Term Bond having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Zero Coupon held as of the close of business on the business day preceding the closing of the Reorganization. Shareholders of Zero Coupon are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

         In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not Zero Coupon whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by either Zero Coupon or Short Term Bond (each a "Fund" and collectively the "Funds"), each of which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable series.

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Short Term Bond that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Short Term Bond, see the prospectus for Short Term Bond dated May 1, 1998, which is included herewith as Exhibit D and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by Short Term Bond's annual report to shareholders for the fiscal year ended December 31, 1997, which is included herewith as Exhibit E. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Zero Coupon, see the prospectus for Zero Coupon dated May 1, 1998, which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling toll-free (800) 225-2470. A Statement of Additional Information of the Trust dated _________________ containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling (800) 225-2470. Shareholder inquiries regarding Zero Coupon or regarding Short Term Bond may be made by calling (800) 225-2470. The information contained herein concerning Zero Coupon has been provided by, and is included herein in reliance upon, Zero Coupon. The information contained herein concerning Short Term Bond has been provided by, and is included herein in reliance upon, Short Term Bond.

         Short Term Bond and Zero Coupon is each a diversified series of shares of beneficial interest of the Trust, an open-end management investment company organized as a Massachusetts business trust. The principal investment objective of Short Term Bond is to provide a high level of income consistent with a high degree of principal stability by investing primarily in high-quality, short-term bonds. The principal investment objective of Zero Coupon is to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of investment risk.

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   NOR  PASSED   UPON  THE   ACCURACY   OR   ADEQUACY  OF  THIS  PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Proxy Statement/Prospectus also is being furnished to shareholders of Zero Coupon in connection with a transaction in which Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), has agreed to combine its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, to be called Zurich Financial Services Group, will become the parent company of Zurich and the indirect parent of Scudder Kemper. As a result of the proposed alliance, there will be a change in ownership in Zero Coupon's investment manager, Scudder Kemper. In order for Scudder Kemper to continue to serve as investment manager of Zero Coupon, it is necessary for Zero Coupon's shareholders to approve a new investment management agreement. A vote is also being sought for the approval of a revision to Zero Coupon's lending policy, as discussed below. Shareholders are being asked to vote on these additional matters in case the Reorganization is not approved.

         This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about __________, 1998 or as soon as practicable thereafter. Any Zero Coupon shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Scudder Zero Coupon 2000 Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of Zero Coupon entitled to be cast of shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Zero Coupon's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by Zero Coupon from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Proposal 1 requires the affirmative vote of the holders of a majority of Zero Coupon's shares outstanding and entitled to vote thereon. Proposals 2 and 3 require the affirmative vote of a "majority of the outstanding voting securities" of Zero Coupon. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

         Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of the Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. With respect to proposals 2 and 3, broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

         Holders of record of the shares of Zero Coupon at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 30, 1998, there were 1,597,607.292 shares of Zero Coupon outstanding.

         To the best of the Trust's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of Zero Coupon's outstanding shares.

         [The table below sets forth the number of shares of Zero Coupon owned directly or beneficially by the Trustees of the Trust.] [To come]

         Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus.

                             PROPOSAL 1: APPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board Members"), approved on September 29, 1998, an Agreement and Plan of Reorganization dated as of _________________ (the "Plan"). Subject to its approval by the shareholders of Zero Coupon, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of Zero Coupon to Short Term Bond, a series of shares of beneficial interest of the Trust, in exchange solely for voting shares of Short Term Bond; (b) the distribution of such Short Term Bond shares to the shareholders of Zero Coupon in complete liquidation of Zero Coupon; and (c) the abolition of Zero Coupon as a series of the Trust (the "Reorganization"). As a result of the Reorganization, each shareholder of Zero Coupon will become a shareholder of Short Term Bond and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of Short Term Bond having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Zero Coupon as of the close of business on the business day preceding the Closing (the "Valuation Date"). The Closing is expected to occur on ____________, 1998, or on such later date as the parties may agree in writing (the "Closing Date").

                                    SYNOPSIS

         The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of Short Term Bond, the Prospectus of Zero Coupon, and the Plan, which is attached to this Proxy Statement/Prospectus as Exhibit C. Shareholders should read this entire Proxy Statement/Prospectus carefully.

Introduction

         The Investment Manager is the investment manager of both Funds. Both Funds also have the same custodian and transfer agent. If the Plan is consummated, Zero Coupon shareholders will continue to enjoy the same shareholder privileges, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment, as shareholders of Short Term Bond. As a shareholder of Short Term Bond, you will be able to redeem shares by check using the free "Write-A-Check" option, which is not available with Zero Coupon. Dividends are declared daily and paid monthly on Short Term Bond shares. Zero Coupon distributes its net investment income annually. It is a condition of the Reorganization that the Trust receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Transaction

         The aggregate net asset value of Short Term Bond voting shares ("Shares") issued in exchange for the assets and liabilities of Zero Coupon will be equal to the net asset value of Zero Coupon as of the Valuation Date. Immediately following the transfer of Shares to the Trust, the Shares received by Zero Coupon will be distributed pro rata to the shareholders of record of Zero Coupon on the Closing Date and the shares of Zero Coupon will be canceled.

         For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction", the Board of Trustees of the Trust, including the Non-Interested Trustees, has concluded the following:

     the Reorganization is in the best interests of Zero Coupon and its shareholders; and

     the interests of the existing shareholders of Zero Coupon will not be diluted as a result of the Reorganization.

Accordingly, the Trustees recommend approval of the Plan. If the Plan is not approved, Zero Coupon will continue in existence until its maturity date, December 22, 2000, unless other action is taken by the Trustees; such other action may include termination and liquidation of Zero Coupon.

Investment Objective and Policies of Scudder Short Term Bond Fund

         Short Term Bond seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high-quality, short-term bonds. The dollar-weighted average effective maturity of Short Term Bond's portfolio may not exceed three years. Within this limitation, Short Term Bond may purchase individual securities with effective maturities greater than three years.

         Short Term Bond invests at least 65% of its net assets in (1) obligations of the U.S. Government, its agencies, or instrumentalities, and (2) debt securities (including corporate obligations, mortgage-backed securities and other asset-backed securities) rated, at the time of purchase, in one of two highest categories of Standard & Poor's Corporation ("S&P") (AAA or AA) or Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa), or if not rated, judged to be of comparable quality by the Investment Manager. Short Term Bond will not invest in any debt securities rated lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by the Investment Manager.

         Short Term Bond may also invest up to 35% of its net assets in (i) money market instruments, which comprise commercial paper, bank obligations and repurchase agreements; (ii) privately-placed securities; and (iii) foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

         Short  Term Bond may  invest in  when-issued  securities  and may write
(sell) covered call and put options on securities in which it may invest, purchase and sell call and put options on securities and securities-indices and may purchase and sell put and call options on currencies. Short Term Bond may enter into interest-rate, securities-indices and currency futures contracts and may purchase and sell put and call options on these contracts. Short Term Bond may enter into forward foreign currency exchange contracts.

Investment Objective and Policies of Scudder Zero Coupon 2000 Fund

         Zero Coupon seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Zero Coupon invests primarily in zero coupon securities, including U.S. Government securities and privately stripped coupons on and receipts for U.S. Government securities, which are rated AAA or AA by S&P, or Aaa or Aa by Moody's, or judged by the Investment Manager to be of equivalent quality. Each of Zero Coupon's Treasury obligations, including those underlying zero coupon receipts, are backed by the full faith and credit of the U.S. Government.

         Zero Coupon invests at least 80% of its net assets in zero coupon securities, including U.S. Treasury notes and bonds which have no coupons and are not entitled to income, U.S. Treasury bills, individual interest coupons which trade separately, and evidences of receipt of such securities. At least 50% of Zero Coupon's net assets will be invested in zero coupon securities maturing within two years of December 22, 2000. Up to 20% may be invested in interest-paying U.S. Treasury notes and bonds, and in repurchase agreements with respect to such securities. The average duration of Zero Coupon's portfolio will be maintained within twelve months of December 22, 2000. Zero Coupon may also purchase securities on a when-issued basis.

Investment Management Fees and Expenses

         Zero Coupon and Short Term Bond each retains the investment management firm of Scudder Kemper Investments, Inc., a Delaware corporation, pursuant to separate contracts, to manage the daily investment and business affairs of Zero Coupon and Short Term Bond subject to the policies established by the Trustees. The expenses of each of Zero Coupon and Short Term Bond are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services. The Investment Manager is located at Two International Place, Boston, Massachusetts 02110-4103.

Scudder Short Term Bond Fund

         The Investment Manager receives an investment management fee as compensation for its services on behalf of Short Term Bond. For these services, Short Term Bond pays the Investment Manager a fee at an annual rate of 0.60% of the first $500 million of average daily net assets, 0.50% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.40% of the next $500 million of such assets, 0.375% of the next $1 billion of such assets and 0.35% of such assets in excess of $3 billion. The fee is graduated so that increases in Short Term Bond's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. The fee is payable monthly, provided that Short Term Bond will make such interim payments as may be requested by the Investment Manager not to exceed 75% of the amount of the fee then accrued on the books of Short Term Bond and unpaid. As of June 30, 1998, Short Term Bond had total net assets of $1,062,013,885. The total investment management fees incurred and paid by Short Term Bond for the six months ended June 30, 1998 were $2,994,960.

         For the six months ended June 30, 1998, Short Term Bond's total expense ratio (total annual operating expenses as a percentage of average net assets) was 0.86%. The Investment Manager projects that if the proposed Reorganization is effected, the expense ratio of Short Term Bond will be approximately 0.86% for the fiscal year ending December 31, 1998. The actual expense ratio for Short Term Bond for the fiscal year ending December 31, 1998 may be higher or lower than 0.86%, depending upon Short Term Bond's performance, general bond market and economic conditions, sales and redemptions of Short Term Bond shares (including redemptions by former Zero Coupon shareholders), and other factors.

Scudder Zero Coupon 2000 Fund

         The Investment Manager receives an investment management fee as compensation for its services on behalf of Zero Coupon. For these services, Zero Coupon pays the Investment Manager a fee at an annual rate of 0.60% of average daily net assets. The fee is payable monthly, provided that Zero Coupon will make such interim payments as may be requested by the Investment Manager not to exceed 75% of the amount of the fee then accrued on the books of Zero Coupon and unpaid. As of June 30,1998, Zero Coupon had total net assets of $18,788,083. The total investment management fees incurred by Zero Coupon for the six months ended June 30, 1998 were $58,057, none of which was imposed.

         For the six months ended June 30, 1998, Zero Coupon's annualized total expense ratio (total annual operating expenses as a percentage of average net assets) was 1.00%, including waivers and reimbursements. The Investment Manager has voluntarily agreed, with respect to Zero Coupon, not to impose all or a portion of its management fee and to maintain the annualized expenses of Zero Coupon at not more than 1.00% of the Fund's average daily net assets until April 30, 1999. The Investment Manager retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance. If the Investment Manager had not agreed to waive its fee and reimburse other expenses, it is estimated that the annualized expenses of Zero Coupon would be: investment management fee .60%, other expenses 1.31% and total operating expenses 1.91%, for the six months ended June 30, 1998. The Investment Manager is not obligated to continue its fee waivers and expense reimbursements after April 30, 1999. As demonstrated by the table below, shareholders of Zero Coupon may experience a decrease in expenses with respect to the Short Term Bond Shares received pursuant to the Reorganization, regardless of whether the Investment Manager would elect to continue its fee waivers and expense reimbursements after April 30, 1999.

         The current expenses of each Fund and pro forma expenses following the proposed restructuring are outlined below:

                      Annual Fund Operating Expenses (as a percentage of average net assets)1
                                               Zero Coupon2            Short Term Bond               Pro Forma
Investment Management Fee                           0.00%                    0.54%                   0.54%
12b-1 Fees                                           NONE                    NONE                     NONE
Other Expenses                                     1.00%                    0.32%                    0.32%
Total Fund Operating Expenses                      1.00%                     0.86%                   0.86%

1 The percentages in the above table expressing annual fund operating expenses for Zero Coupon and Short Term Bond are based on amounts incurred by each Fund during the six months ended June 30, 1998.

2 If the Investment Manager had not agreed to waive a portion of its fee and to maintain the annualized expenses of Zero Coupon at 1.00%, annualized Fund expenses would have been: investment management fee
         0.60%, other expenses 1.31% and total operating expenses 1.91% for the six months ended June 30, 1998.


         Example. Based on the level of total operating expenses for each of the Funds listed in the table above for the six months ended June 30, 1998, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to stockholders. Actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return will vary.


                   Zero Coupon    Short Term Bond     Pro Forma

1 Year                 $10                $9               $9
3 Years                $32               $27              $27
5 Years                $55               $48              $48
10 Years               $122             $106             $106

This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed above under "Total Fund Operating Expenses" remain the same each year. This example should not be considered a representation of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown.

Distribution of Shares and Other Services

         Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of both Zero Coupon and Short Term Bond. SIS charges no direct fees whatsoever in connection with the distribution of shares of the Funds. Scudder Service Corporation ("SSC"), also a subsidiary of the Investment Manager, is the transfer and dividend-paying agent for the Funds. Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Investment Manager, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Fund. State Street Bank and Trust Company is each Fund's custodian. Scudder Trust Company ("STC"), an affiliate of the Investment Manager, is trustee or custodian for certain tax-advantaged retirement plans designed for use with each Fund and is paid an annual fee for some of those plans.

Purchase, Redemption and Exchange Information

         The purchase, redemption and exchange procedures and privileges with respect to Zero Coupon are identical to those of Short Term Bond. Additionally, Short Term Bond offers the a "Write-A-Check" option pursuant to which shareholders can redeem shares by writing checks against their account balance. Both funds are pure no-load(TM), imposing no front-end or back-end sales charges, and no 12b-1 charges.

Dividends and other Distributions

         Each of the Funds intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

         If the Plan is approved by Zero Coupon's shareholders, then as soon as practicable before the Closing Date, Zero Coupon will pay its shareholders a cash distribution of all undistributed 1998 net investment income and undistributed realized net capital gains.

Tax Consequences

         Short Term Bond and Zero Coupon will have received an opinion of Dechert Price & Rhoads, counsel to the Funds and the Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Zero Coupon or its shareholders as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

                             PRINCIPAL RISK FACTORS

         Short Term Bond may invest in a much wider variety of debt obligations than Zero Coupon and may engage in several investment techniques that Zero Coupon cannot. In addition, unlike Zero Coupon, Short Term Bond is not targeted to a maturity date.

         Zero Coupon invests at least 80% of net assets in U.S. Government zero coupon securities and privately stripped coupons on and receipts for U.S. Government securities, and up to 20% of net assets in interest-paying U.S. Treasury notes and bonds and repurchase agreements. Short Term Bond may invest, however, in a wide range of debt obligations, most of which are not guaranteed as to payment of interest and principal. Corporate debt securities expose Short Term Bond to the economic conditions affecting the issuer's industry. Mortgage-backed securities bear the risk of unscheduled or early payments on the underlying mortgages which will shorten the securities' effective maturities and lessen their growth potential. This prepayment risk is greater in a period of declining interest rates. Foreign securities bear special considerations, including higher brokerage costs, currency risk and a greater likelihood of delayed settlement.

         Short Term Bond entails higher credit risk than Zero Coupon. Short Term Bond must invest at least 65% of its assets in securities rated in the top two ratings categories by S&P or Moody's (or the equivalent, if unrated), versus an 80% minimum for Zero Coupon. Also Short Term Bond, unlike Zero Coupon, may invest up to 35% of its net assets in securities rated A or BBB by S&P, or A or Baa by Moody's (or the equivalent if unrelated). Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Such securities may have speculative elements as well as investment-grade characteristics.

         Zero coupon securities generally pay no interest until maturity and, therefore, do not bear the risk of reinvestment of periodic interest in lower yielding securities when interest rates are declining. Zero Coupon has a relatively low portfolio turnover rate (6.93% annualized for the six months ended June 30, 1998), and, therefore, may be affected less than Short Term Bond by the need to purchase securities when interest rates are declining. On the other hand, the market value of zero coupon securities is more volatile in response to fluctuations in interest rates than those of interest-paying securities of similar maturities.

         Short Term Bond maintains a dollar-weighted average effective maturity no greater than three years, although individual securities may have effective maturities of greater than three years. The market value of longer term securities generally is more susceptible to changes in economic and market conditions than those of shorter term securities. The average duration of Zero Coupon's portfolio will be within twelve months of the Fund's target date of December 22, 2000. Because the securities held by Zero Coupon will have matured by its maturity date, such securities should provide a predictable amount upon maturity equal to their face value. The value of securities held in the Short Term Bond Fund portfolio, however, will depend upon a number of factors, the principal one being then current interest rates. Therefore, a shareholder who redeems shares of Short Term Bond may be exposed to greater risk of fluctuation in the value of the redeemed shares than a shareholder in Zero Coupon who held his or her shares to Zero Coupon's target date.

         Finally, Short Term Bond may write covered options to enhance income and engage in various hedging strategies involving options on indices, futures contracts and currency transactions. These investment techniques entail transaction costs and may provide no benefit (or may cause Short Term Bond to incur a loss) if securities or currency prices or interest rates move in an unanticipated manner.

Principal Investments of Scudder Short Term Bond Fund

         Short Term Bond seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high-quality, short-term bonds. The dollar-weighted average effective maturity of Short Term Bond's portfolio may not exceed three years. Within this limitation, Short Term Bond may purchase individual securities with effective maturities greater than three years.

         Short Term Bond is a diversified fund designed for investors seeking a higher and more stable level of income than normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds. The Fund invests at least 65% of its net assets in a managed portfolio of bonds consisting of U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government; corporate debt securities, such as bonds, notes and debentures; mortgage-backed securities; and other asset-backed securities. Other eligible investments for the Fund are as follows: money market instruments which consist of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements; privately-placed securities (including restricted securities); and foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.

         Short Term Bond invests at least 65% of its net assets in (1) obligations of the U.S. Government, its agencies, or instrumentalities, and in
(2) debt securities rated, at the time of purchase, in one of two highest categories of S&P or Moody's, or if not rated, judged to be of comparable quality by the Investment Manager. Short Term Bond will not invest in any debt securities rated lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by the Investment Manager.

         To meet the Fund's objective, the Investment Manager actively manages the Fund's portfolio. Investment decisions are based on general economic and financial trends, such as domestic and international economic developments, the outlook for the securities markets, the level of interest rates and inflation, the supply and demand of debt securities, and other factors. The composition of the Fund's portfolio is also determined by individual security analysis. The Investment Manager attempts to reduce principal fluctuation through, among other methods, diversification, credit analysis and security selection, and the adjustment of the Fund's average portfolio maturity. In periods of rising interest rates and falling bond prices, the Investment Manager may shorten the Fund's average maturity to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling rates and rising prices, a longer average maturity of up to three years may be sought. When the Investment Manager believes economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments.

         The Fund may invest in mortgage-backed securities which are securities representing interests in pools of mortgage loans. The securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

         The Fund may also invest in other asset-backed securities including securities representing interests in pools of certain other consumer loans, such as automobile loans and credit card receivables.

         The Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which the Fund is required to repurchase may be worth less than a security which the Fund originally held; and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         While the Fund generally emphasizes investments in U.S. Government securities and companies domiciled in the United States, it may invest in foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Investment Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. Foreign securities may be denominated in either U.S. dollars or foreign currencies. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Investing in securities of foreign issuers involves certain special considerations due to limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the income from securities. Such investments may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less governmental supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries.

         In addition, the Fund may use investment techniques such as purchasing securities on a when-issued or forward delivery basis; entering into interest-rate, securities-index, and currency futures contracts, and purchasing and selling options thereon; purchasing and selling options on securities and currencies, and entering into forward contracts. These transactions have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if such transactions had not been utilized.

Principal Investments of Scudder Zero Coupon 2000 Fund

         Zero Coupon seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.
         Zero Coupon attempts to achieve these objectives by investing at least 80% of its net assets in zero coupon securities, including U.S. Government securities and privately stripped coupons on and receipts for U.S. Government securities, which are rated AAA or AA by S&P, or Aaa or Aa by Moody's, or judged by the Investment Manager to be of equivalent quality. Each of Zero Coupon's Treasury obligations, including those underlying zero coupon receipts, are backed by the full faith and credit of the U.S. Government.

         At least 50% of Zero Coupon's net assets will be invested in zero coupon securities maturing within two years of December 22, 2000 and up to 20% may be invested in interest-paying U.S. Treasury notes and bonds, and in repurchase agreements with respect to such securities. The average duration of Zero Coupon's portfolio will be maintained within twelve months of December 22, 2000. Zero Coupon may also purchase securities on a when-issued basis.

         By pursuing its objectives,  Zero Coupon seeks to return to investors a
reasonably   assured  targeted  dollar  amount,   predictable  at  the  time  of
investment, on a specific target date in the future.

Investment Practices of Zero Coupon and Short Term Bond

         Zero Coupon and Short Term Bond may engage in certain investments and investment techniques that are substantially the same. The following is a brief description of these investment practices. Short Term Bond may invest in a variety of additional investment practices, as described above, and a more complete description is contained in the prospectus of Short Term Bond dated May 1, 1998, a copy of which is attached hereto as Exhibit D, and in the Statement of Additional Information of the Trust dated ____________ (relating to the proposed Reorganization) which is incorporated herein by reference.

         Zero coupon securities. Each Fund may invest in zero coupon securities which pay no cash income and at are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

         When-issued securities. Each Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield of these securities are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

         Repurchase agreements. As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase the securities at a specified time and price. if the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs, including a decline in the value of the securities, before being able to sell the securities.

         Illiquid securities. Each Fund may invest in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price.

Investment Restrictions

         The principal difference between Zero Coupon's and Short Term Bond's investment restrictions is that Zero Coupon may not engage in any options and futures transactions, whereas Short Term Bond may engage in options and futures transactions, subject to the following limitations, among others: Short Term Bond will not (a) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; (b) sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's total assets; and (c) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for all options on futures contracts does not exceed 5% of the Fund's total assets (provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit).

         All of the restrictions listed above are non-fundamental policies of the applicable Fund. Zero Coupon's fundamental policies are identical Short Term Bond's fundamental policies. Neither Fund's fundamental policies may be changed without shareholder approval. Investors should refer to the respective Statements of Additional Information of Zero Coupon and Short Term Bond for a fuller description each Fund's investment policies and restrictions.

                            THE PROPOSED TRANSACTION

         Description of the Plan. As stated above, the Plan provides for the transfer of all or substantially all of the assets of Zero Coupon to Short Term Bond in exchange for that number of full and fractional shares of Short Term Bond having an aggregate net asset value equal to the aggregate net asset value of each Zero Coupon shareholder's shares held in Zero Coupon as of the close of business on the business day preceding the date of the Closing. Short Term Bond will assume all of the liabilities of Zero Coupon. In connection with the Closing, Zero Coupon will distribute the shares of beneficial interest of Short Term Bond received in the exchange to the shareholders of Zero Coupon in complete liquidation of Zero Coupon. Zero Coupon will be abolished as a series of the Trust.

         Upon completion of the Reorganization, each shareholder of Zero Coupon will own that number of full and fractional shares of Short Term Bond having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Zero Coupon immediately as of the close of business on the business day preceding the Closing. Each Zero Coupon shareholder's account with the Trust as a Short Term Bond shareholder will be identical in all material respects to the accounts currently maintained by the Trust for such shareholder, except as noted above. In the interest of economy and convenience, shares of Zero Coupon generally are not represented by physical certificates, and shares of Short Term Bond issued to Zero Coupon shareholders similarly will be in uncertificated form.

         Until the Closing, shareholders of Zero Coupon will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by Zero Coupon's Transfer Agent of a redemption request in proper form. Redemption requests received by the Transfer Agent thereafter will be treated as requests received for the redemption of shares of Short Term Bond received by the shareholder in connection with the Reorganization.

         The obligations of the Trust on behalf of each of Zero Coupon and Short Term Bond under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Zero Coupon and Short Term Bond are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of the Trust, notwithstanding the approval of the Plan by the shareholders of Zero Coupon. However, no amendment may be made that materially adversely affects the interests of the shareholders of Zero Coupon without obtaining the approval of Zero Coupon shareholders. Zero Coupon and Short Term Bond may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit C

         Scudder Kemper will assume and pay all of the expenses that are solely and directly related to the Reorganization, within the meaning of Revenue Ruling 73-54, which expenses are estimated to be approximately $50,000. Accordingly, Zero Coupon will not bear any expenses relating to the Reorganization. Zero Coupon shareholders will pay their own expenses, if any, incurred in connection with the reorganization. Shareholders have no rights of appraisal.

Reasons for the Proposed Transaction

         The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration and approval at a special meeting on September 29, 1998. All of the Trustees were present at the meeting. For the reasons discussed below, the Board of Trustees of the Trust, including all of the Non-Interested Trustees, has determined that the interests of the shareholders of Zero Coupon will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Zero Coupon and its shareholders.

         The proposed combination of Zero Coupon and Short Term Bond will allow the shareholders of Zero Coupon to participate in a professionally-managed portfolio consisting primarily of high quality, short-term bonds and to earn a high level of monthly income consistent with a high degree of principal stability. The Trustees of the Trust believe that Zero Coupon shareholders will benefit from the proposed Reorganization because Short Term Bond, while guided by similar investment objectives and policies, offers the following benefits:

         Opportunity for higher annual income. It is anticipated that Short Term Bond would normally distribute a higher level of dividends over a year's time than Zero Coupon. This would occur for two key reasons. First, Short Term Bond has the flexibility to invest in longer-term, lower quality bonds than Zero Coupon in pursuit of its investment objective, which may generate higher income. Second, as discussed in detail below, the management fees and total operating expenses of Short Term Bond are projected to be lower than the corresponding fees and expenses to be incurred by Zero Coupon. See "Capitalization and Performance" below.

         Opportunity for higher total return. Although Short Term Bond may entail more overall risk, the Investment Manager believes the Fund offers more total return potential than Zero Coupon.

         Increased Share Liquidity. Zero Coupon offers shareholders the opportunity to redeem by mail, phone and exchange. In addition to these options, Short Term Bond allows shareholders to redeem by writing checks against their account balance. There is no limit on the amount of checks that can be written, but each check must be for $100 or more and not more than $5 million.

         Potential deferral of capital gain and tax liabilities through extended life of investment. Currently, Zero Coupon will mature and terminate in December, 2000. At that time, shareholders may be forced to realize a capital gain and thus may face tax liability at the federal and state levels. If the Reorganization is approved, current shareholders of Zero Coupon will become shareholders of Short Term Bond without capital gain recognition. Moreover, they will be able to postpone, indefinitely, realization of any capital gains in connection with their investments in Short Term Bond (except to the extent Short Term Bond distributes capital gains) by retaining their investment in Short Term Bond, which has no fixed maturity date. Shareholders should be aware, however, that the transaction described herein may prevent certain shareholders from recognizing a capital loss in 2000, unless they individually dispose of their Short Term Bond Shares at such time.

         Lower fees and expenses. If the proposed transaction is approved, Zero Coupon shareholders may benefit from both lower advisory fees and lower total fund expenses. Please refer to "Investment Management Fees and Expenses" set forth above.

         Short Term Bond's expenses could be even lower as a result of economies of scale achieved through the proposed combination of Short Term Bond and Zero Coupon. Some of the fixed expenses currently paid by Short Term Bond, such as accounting, legal and printing costs, would be spread over a larger asset base. Other things being equal, shareholders benefit from economies of scale through lower expense ratios and higher net income distributions.

         The annualized total expenses of Zero Coupon were maintained at 1.00% for the six months ended June 30,1998, and, without subsidy by the Investment Manager, would have been 1.91% during that same period. By way of comparison, the annualized total expenses of Short Term Bond were 0.86% for the six months ended June 30, 1998. Short Term Bond's net expense ratio is estimated to total 0.86% for the fiscal year ending December 31, 1998.

         Due to a combination of factors, including the small size of Zero Coupon, past and prospective sales of Zero Coupon, current market conditions and the approach of Zero Coupon's target date, the Trustees and management of the Trust believe Zero Coupon and its shareholders would benefit from a tax-free reorganization with a larger fund with similar investment objectives and policies. Accordingly, it is recommended that the Zero Coupon shareholders approve the Reorganization with Short Term Bond.

         The Board of Trustees of the Trust, in recommending the proposed transaction, considered a number of factors, including the following:

        (1) the compatibility of Short Term Bond's investment objectives, policies and restrictions with those of Zero Coupon;

        (2)       the tax-free nature of the Reorganization;

        (3) the current and projected income levels and expense ratios of Zero Coupon and Short Term Bond;

        (4) the terms and conditions of the Reorganization and whether it will result in a dilution of Zero Coupon shareholder interests;

        (5)       the costs to Zero Coupon of the proposed Reorganization; and

        (6) the continuing capabilities and resources of the Investment Manager and its affiliates in the areas of marketing, investment management, administration, and shareholder service.

Description of the Securities to be Issued

         Short Term Bond is a series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981, as amended. On July 3, 1989, the General 1994 Portfolio of the Trust changed its name to
Scudder Short Term Bond Fund and that Fund assumed its current investment objectives. Also on July 3, 1989, the name of the Trust was changed from Scudder Target Fund.

         The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees are authorized to divide the shares into separate series. Short Term Bond and Zero Coupon is each a series of the Trust. Each share of each series represents an interest in that series that is equal to and proportionate with each other share of that series. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. The Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of the Trust wish to communicate with other shareholders concerning the removal of any Trustee, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

Federal Income Tax Consequences

         The Reorganization is conditioned upon the receipt by the Trust, on behalf of Zero Coupon and Short Term Bond, of an opinion from Dechert Price & Rhoads, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Short Term Bond of all or substantially all of the assets of Zero Coupon in exchange solely for Short Term Bond Shares and the assumption by Short Term Bond of all of the liabilities of Zero Coupon, followed by the distribution of such shares to Zero Coupon shareholders in exchange for their shares of Zero Coupon in complete liquidation of Zero Coupon, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Short Term Bond and Zero Coupon will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Zero Coupon upon the transfer of all or substantially all of its assets to Short Term Bond in exchange solely for Short Term Bond Shares and the assumption by Short Term Bond of all of the liabilities of Zero Coupon; (iii) the basis of the assets of Zero Coupon in the hands of Short Term Bond will be the same as the basis of such assets of Zero Coupon immediately prior to the transfer; (iv) the holding period of the assets of Zero Coupon in the hands of Short Term Bond will include the period during which such assets were held by Zero Coupon; (v) no gain or loss will be recognized by Short Term Bond upon the receipt of the assets of Zero Coupon in exchange for Short Term Bond Shares and the assumption by Short Term Bond of all of the liabilities of Zero Coupon; (vi) no gain or loss will be recognized by the shareholders of Zero Coupon upon the receipt of Short Term Bond Shares solely in exchange for their shares of Zero Coupon as part of the transaction; (vii) the basis of Short Term Bond Shares received by the shareholders of Zero Coupon will be the same as the basis of the shares of Zero Coupon exchanged therefor; and (viii) the holding period of Short Term Bond Shares received by the shareholders of Zero Coupon will include the holding period during which the shares of Zero Coupon exchanged therefor were held, provided that at the time of the exchange the shares of Zero Coupon were held as capital assets in the hands of the shareholders of Zero Coupon.

         While the Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Liquidation and Abolition of Series

         If the Reorganization is effected, Zero Coupon will be liquidated and abolished as a series of the Trust.

Portfolio Turnover

         The average annual portfolio turnover rate for Short Term Bond, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 1997 and the annualized portfolio turnover rate for the six months ended June 30, 1998, was 39.4% and 152.2%, respectively. The average annual portfolio turnover rate for Zero Coupon for the fiscal year ended December 31, 1997 and the annualized portfolio turnover rate for the six months ended June 30, 1998, was 5.74% and 6.93%, respectively.

Capitalization and Performance

         The following table shows on an unaudited basis the capitalization of Zero Coupon and Short Term Bond as of June 30, 1998, and, on a pro forma basis, as of that date giving effect to the Reorganization:
                                                               Pro Forma
                            Zero Coupon    Short Term Bond     Combined

Net Assets                  $18,788,083    $1,062,013,885   $1,080,801,968
Net Asset Value Per Share     $11.75           $10.92           $10.92
Shares Outstanding           1,598,631       97,291,906       99,012,426

         Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

         The following table reflects the average annual total return for the 1, 5 and 10 year periods ending June 30, 1998, and 30-day effective yield of Zero Coupon and Short Term Bond as of June 30, 1998:

                                  Zero Coupon*    Short Term Bond
Average Annual Total Return:
         1-year                     7.45%           5.25%
         5-year                     4.49%           4.44%
         10-year                    9.15%           7.19%**

30-day Yield                        4.55%           5.46%

         *If the Investment Manager had not temporarily maintained expenses, the cumulative total return for the one year, five year and ten year periods would have been lower. **Short Term Bond, with its current name and objective, commenced operations on July 3, 1989. (The foregoing average annual total return includes the period prior to July 3, 1989, during which the Fund operated under the investment objective and policies of Scudder Target Fund General 1994 Portfolio. Average annual total return figures for the periods prior to July 3, 1989 should not be considered representative of the current Fund.) Past performance is not a guarantee of future performance.

Investment Manager

         Scudder Kemper is the investment manager for Short Term Bond pursuant to an Investment Management Agreement with the Trust, on behalf of Short Term Bond, substantially similar in all material respects to that currently in place for Zero Coupon, except for the management fee rates payable thereunder.

         Shareholders of Short Term Bond are being asked to approve a new investment management agreement with Scudder Kemper in connection with the transactions described more fully in Proposal 2 below. If approved, the new investment management agreement between Short Term Bond and Scudder Kemper is not expected to have a material effect on the operations of Short Term Bond or on its shareholders. The new investment management agreement is in all material respects on the same terms as the former investment management agreement, except for the dates of execution and termination. No material change in Short Term Bond's investment philosophy, objectives or strategies is currently envisioned, except that Short Term Bond shareholders are being asked to approve a revision to Short Term Bond's fundamental lending policy, which is the same revision as Zero Coupon shareholders are being asked to approve with respect to Zero Coupon in the event the Reorganization is not approved.

                 ADDITIONAL INFORMATION ABOUT SHORT TERM BOND AND ZERO COUPON

         As noted above, additional information about the Trust, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling (800) 225-2470.

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about each of the Funds with the Securities and Exchange Commission.

         Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Interests of Certain Persons

         The Investment Manager has a financial interest in the Reorganization, arising from the fact that its management fee under its Investment Management Agreement with Short Term Bond will increase as the amount of Short Term Bond's assets increases: the amount of those assets will increase by virtue of the Reorganization. See "Synopsis - Fees and Expenses." SIS, SSC, SFAC and STC is each a subsidiary or affiliate of the Investment Manager and a service provider to Short Term Bond as well as Zero Coupon. The fees paid by Short Term Bond to SIS, SSC, SFAC and STC will increase from the addition to Short Term Bond of new accounts.

                           PROPOSAL 2: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

                                  Introduction

         Scudder Kemper acts as the investment manager to Zero Coupon (as used in this Proposal 2 the "Fund") pursuant to an investment management agreement entered into by the Fund and Scudder Kemper. The investment management agreement in effect between the Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and Scudder Kemper was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "New Investment Management Agreement" and together with the Former Investment Management Agreement, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proposal 2 as the "Investment Manager.")

         On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Trust's Board and by the Fund's shareholders.

         The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle") to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

         In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T's financial services businesses.

         Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

         Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

         [OBJECT OMITTED]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

         The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

         The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

         The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

         Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

         The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

         The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

         Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

         Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.

         Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board members of the Fund and is now being proposed for approval by shareholders of the Fund. Scudder Kemper has received an exemptive order from the SEC permitting the Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, the Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the New Investment Management
Agreement  is  attached  hereto  as  Exhibit  A. THE NEW  INVESTMENT  MANAGEMENT
AGREEMENT FOR THE FUND IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for the Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreement are described under "Description of the Investment Management Agreement" below.

                             Board's Recommendation

     On August 6, 1998, the Board of the Trust met and the Board members of the Trust, including the Board Members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreement and to recommend approval to the shareholders of the Fund.

         For information about the Board's deliberations and the reasons for its recommendation, please see "Board's Evaluation" below.

                               Board's Evaluation

         The Non-Interested Board members of the Trust have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of the Trust were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

         In the course of the annual review by the Non-Interested Board members of the continuance of the investment management agreement between the Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-Interested Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Board members that the proposed Transaction would not have a material effect on the operations of the Fund or on its shareholders.

         During the course of their deliberations, the Non-Interested Trustees/Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Fund; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the increased complexity of the domestic and international securities markets; the investment record of Scudder Kemper in managing the Fund; Scudder Kemper's profitability with respect to the Fund and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Fund; improvements in the quality and scope of the shareholder services provided to the Fund's shareholders; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper from serving as principal underwriter, transfer agent and fund accounting agent of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Fund; and various other factors. The Non-Interested Board members of the Trust considered the foregoing factors with respect to the Fund.

         The Board of the Trust  was  advised  that  Zurich  intends  to rely on
Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, the Board was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Fund and the Non-Interested Trustees.

         In addition to the foregoing factors, the Non-Interested Trustees gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-Interested Trustees considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-Interested Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Fund and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

               Description of the Investment Management Agreements

         Except as disclosed below, the Former and New Investment Management Agreement are substantially identical. Under the Investment Management
Agreements, Scudder Kemper provides the Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of the Fund's assets should be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

         Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for the Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trust's Board.

         Each Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; or (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses. Under each Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

         The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of the Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

         In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, the Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The annual management fee rate for the Fund under the Investment Management Agreements is 0.60% of average daily net assets. As of the end of the Fund's last fiscal year, the Fund had net assets of $20,453,972 and incurred an aggregate management fee to the Investment Manager of $129,600, none of which was imposed.

         Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. In addition, each Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. This license continues only as long as the Former Investment Management Agreement or any other investment advisory agreement is in place, and only as long as Scudder Kemper continued to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, the Trust, on behalf of the Fund, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, the Trust, on behalf the Fund, must not use a name likely to be confused with those associated with the Scudder Marks. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

         Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

         Scudder Kemper or one of its predecessors has acted as the Investment Manager for the Fund since the Fund commenced operations on February 4, 1986. The Former Investment Management Agreement is dated December 31, 1997. The Former Investment Management Agreement was last approved by the shareholders of the Fund on October 27, 1997. The New Investment Management Agreement was last approved by the Trustees of the Fund on August 6, 1998. The New Investment Management Agreement was last continued to September 30, 1999. The Former Investment Management Agreement was last submitted to shareholders (or, in some cases, to a Fund's sole shareholder) prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

                    The New Investment Management Agreements

         The New Investment Management Agreement for the Fund is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. The New Investment Management Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

     Differences Between the Former and New Investment Management Agreement

         The New Investment Management Agreement is substantially identical to the Former Investment Management Agreement, except for the dates of execution and termination.

                               Investment Manager

         Scudder Kemper, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

         As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi * is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of each of Rolf Huppi and Marcus Rohrbasser is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. The Executive Committee members are Messrs. Birdsong, Cheng, Rohrbasser and Villani (Chairman).

         The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

         In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee of the Trust, sold 85.4% of his holdings in Scudder to Zurich for cash.

         Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

         The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15,
2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

         Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

         Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Fund. Scudder Trust Company ("STC"), an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The fees paid to SFAC, SSC and STC during the last fiscal year of the Fund were $15,288, $26,984 and $4,960, respectively.

         SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Fund, as described above, under the current arrangements if the New Investment Management Agreement are approved.

         Exhibit B sets forth the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Fund. (See above for information regarding the management fee rate, net assets and aggregate management fee paid for the Fund.)

                 Brokerage Commissions on Portfolio Transactions

         To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

   The Board members of the Trust recommend that the shareholders of the Fund vote in favor of this Proposal 2.


                           PROPOSAL 3: APPROVAL OF THE
                 REVISION OF THE FUND'S FUNDAMENTAL LENDING POLICY

         This Proposal seeks shareholder approval of a change to the Fund's fundamental lending policy. The 1940 Act requires an investment company to adopt policies with respect to certain activities, including the making of loans by the fund, which can be changed only by a shareholder vote (i.e., "fundamental" policies). The proposed change would permit the Fund to engage in lending in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit the Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper (collectively with Zero Coupon the "Funds") could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility ("Interfund Lending Arrangements"). The Fund believes that the flexibility provided by this policy change could possibly reduce substantially the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's circumstances. Certain other fund groups have obtained the exemptive relief necessary to permit the funds to engage in lending and borrowing among the funds advised by the same adviser. Approval of the revision to the Fund's lending policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Fund. If the shareholders of the Fund fail to approve the proposed fundamental policy, the Fund's current policy will remain in effect. The Board members of the Trust recommend that the shareholders of the Fund vote in favor of the Proposal. The proposed change to the Fund's fundamental lending policy is discussed in detail below.

Lending Policy
         The current policy of the Fund prohibits the making of loans, except loans of portfolio securities and to the extent the entry into repurchase agreements and the purchase of debt securities or interests in indebtedness in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which the Fund is permitted to engage; instead, the proposed policy permits the Fund to lend only in a manner and to an extent in accordance with applicable law. Accordingly, the Fund's fundamental lending policy would be revised as follows (with additions to the policy underscored and deletions to the policy struck through):

                  As a matter of fundamental policy, the Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. to other persons, except (i) loans of portfolio securities, (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objectives and policies may be deemed to be loans.
Discussion

         Management believes that there may be advantages to these Interfund Lending Arrangements as compared with other arrangements currently in place for some of the Funds. Currently, some of the Funds, in effect, lend money to banks and broker-dealers by entering into repurchase agreements or purchasing other short-term instruments. Other Funds borrow money from the same or other banks for temporary purposes to satisfy redemption requests or to cover other unanticipated cash shortfalls. Many of the Funds have entered into uncommitted lines of credit with banks under which the banks may, but are not required to, lend money to the Funds to meet the Funds' temporary cash needs. If a Fund were to borrow money from a bank under its current line of credit agreement, the Fund would pay interest on the borrowed cash at a rate that would be significantly higher than the rate that would be earned by other (non-borrowing) Funds on investments in repurchase agreements and other short-term instruments of the same maturity as the bank loan. The Fund believes this differential represents the bank's profit for serving as "middleman" between borrower and lender. Other bank loan arrangements, such as committed lines of credit into which certain Funds have entered, require the Funds to pay substantial commitment fees in addition to the interest rate to be paid by the borrowing Fund.

         The 1940 Act generally prohibits one fund from lending money or other property to or borrowing money or other property from another fund having the same investment adviser (currently, in order to be able to participate in these lending or borrowing arrangements, a fund must first receive an exemptive order from the SEC). If the revised policy is adopted, the Board of the Trust would have discretion to request an order from the SEC to permit the Fund to enter into Interfund Lending Arrangements consistent with its investment objectives and policies. The Fund's current borrowing policy would permit the Fund to engage in the contemplated Interfund Lending Arrangements, thus no corresponding revision of that policy is being sought. The Fund currently has a non-fundamental policy, which may be changed without a shareholder vote, limiting borrowings in certain circumstances that, unless changed by Board action, restrict the Fund's ability to borrow through Interfund Lending Arrangements. The Fund anticipates that the Interfund Lending Arrangements may provide a borrowing Fund with savings when the Fund's cash position is insufficient to meet temporary cash requirements arising, for example, when redemptions exceed anticipated volumes. When a Fund is forced to liquidate portfolio securities to meet redemption requests, the proceeds of which are normally paid the next day after receipt of the request immediately, the Fund often does not receive payment in settlement for up to three days (or longer, when a Fund sells foreign securities). The Interfund Lending Arrangements would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a higher rate than they otherwise could obtain from investing their cash through repurchase agreements. Although Interfund Lending Arrangements may reduce the Fund's borrowing costs, enhance its ability to earn higher rates of interest on short-term lendings, and substantially reduce its need to borrow from banks, the Fund may also continue to maintain uncommitted or committed lines of credit or other borrowing arrangements with banks as an added measure of safety and liquidity.

   The Board members of the Trust recommend that the shareholders of the Fund vote in favor of this Proposal 3.


                             ADDITIONAL INFORMATION

                                     General

         The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 429. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

                            Proposals of Shareholders

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

                Other Matters To Come Before the Special Meeting

         No Board Member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Zero Coupon.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


         By order of the Boards of Trustees,



         [Thomas F. McDonough signature]
         Thomas F. McDonough
         Secretary

                               INDEX OF EXHIBITS

Exhibit A:  The New Investment Management Agreement
Exhibit B:  Fees and other information regarding investment companies advised by Scudder Kemper
Exhibit C:  Form of Agreement and Plan of Reorganization
Exhibit D: Prospectus dated May 1, 1998 of Scudder Short Term Bond Fund Exhibit E: Short Term Bond's annual report to shareholders for the fiscal year ended December 31, 1997.

EXHIBIT A                                                                 DRAFT

                               Scudder Funds Trust
                             Two International Place
                              Boston, Massachusetts

                                                               September 7, 1998

Scudder Kemper Investments, Inc.
Two International Place
Boston, Massachusetts 02110

                         Investment Management Agreement
                          Scudder Zero Coupon 2000 Fund

Ladies and Gentlemen:

         Scudder Funds Trust (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of beneficial interest, par value $0.01 per share, (the "Shares") into separate series, or funds, including Scudder Zero Coupon 2000 Fund (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

         The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

         1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)      The Declaration dated December 21, 1987, as amended to date.

(b)      By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

                                                                           DRAFT

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest dated June 30, 1986 relating to the Fund.

         The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

     2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

         3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth

                                                                           DRAFT

in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

         You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

         4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

         5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

         You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars;

                                                                           DRAFT

payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

         You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

         6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of
0.60 of 1 percent of the average daily net assets as defined below of the Fund for such month over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

         The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value

                                                                           DRAFT

of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

         You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

         7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

         Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

         8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

                                                                           DRAFT

         9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

         This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

         10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

         11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Scudder Funds Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

         You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                                           DRAFT

         In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

         This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

         This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

         If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                        Yours very truly,

                                        SCUDDER FUNDS TRUST, on behalf of

                                        Scudder Zero Coupon 2000 Fund




                                        By: ______________________________
                                        President

         The foregoing Agreement is hereby accepted as of the date hereof.

                                        SCUDDER KEMPER INVESTMENTS, INC.




                                        By: ______________________________
                                        Managing Director


                                                                           EXHIBIT B

                                                            INVESTMENT OBJECTIVES AND ADVISORY FEES
                                                      FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                                                          ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.


SCUDDER FUNDS+

                 FUND                                       OBJECTIVE                             FEE RATE                ASSETS
                 ----                                       ---------                             --------                ------

U.S. Income

     Scudder Corporate Bond Fund         A high level of current income through           0.650% of net assets            N/A**
                                         investment primarily in investment-grade
                                         corporate debt securities.

     Scudder GNMA Fund                   High current income primarily from U.S.          0.650% to $200 million      $392,444,820
                                         Government guaranteed mortgage-backed Ginnie     0.600% next $300 million
                                         Mae securities.                                  0.550% thereafter

     Scudder Income Fund                 A high level of income, consistent with the      0.650% to $200 million      $695,255,717
                                         prudent investment of capital, through a         0.600% next $300 million
                                         flexible investment program emphasizing          0.550% thereafter
                                         high-grade bonds.
Closed-End Funds

     Montgomery Street Income            High level of current income consistent with     0.500% to $150 million      $207,315,702
     Securities, Inc.                    prudent investment risks through a diversified   0.450% next $50 million
                                         portfolio primarily of debt securities.          0.400% thereafter

-----------------------

+    The  information  provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

++   Subject to waivers and/or expense limitations.

**   Fee  information is not available for Scudder  Corporate  Bond Fund,  which commenced operations on August 31, 1998.



                 FUND                                       OBJECTIVE                             FEE RATE                ASSETS
                 ----                                       ---------                             --------                ------

Insurance Products

     Scudder Variable Life               High level of income from a high quality         0.475% of net assets        $81,387,032
     Investment Fund Bond Portfolio      portfolio of bonds.

AARP Funds

     AARP Bond Fund for Income           High level of current income, consistent with    0.350% to $2 billion        $58,324,146
                                         greater share price stability than other long    0.330% next $2 billion
                                         term bond mutual funds, through investment       0.300% next $2 billion
                                         primarily in investment-grade debt securities.   0.280% next $2 billion
                                                                                          0.260% next  $3 billion
                                                                                          0.250% next $3 billion
                                                                                          0.240% thereafter++
                                                                                          Individual Fund Fee
                                                                                          0.280% of netassets

     AARP High Quality Short             High level of current income, consistent with    0.350% to $2 billion        $454,869,518
     Term Bond Fund                      greater share price stability than other         0.330% next $2 billion
                                         short-term bond mutual funds, through            0.300% next $2 billion
                                         investment primarily in a portfolio of high      0.280% next $2 billion
                                         quality, short-term securities.                  0.260% next $3 billion
                                                                                          0.250% next $3 billion
                                                                                          0.240% thereafter
                                                                                          Individual Fund Fee
                                                                                          0.190% of net assets
-----------------------

+    The  information  provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

++   Subject to waivers and/or expense limitations.

**   Fee  information is not available for Scudder  Corporate  Bond Fund,  which commenced operations on August 31, 1998.


                                                                 B-2




KEMPER FUNDS+


              TRUST/FUND                                   OBJECTIVE                         FEE RATE                   ASSETS
              ----------                                   ---------                         --------                   ------

Investors Fund Series:

     Kemper Government Securities       High current income consistent with              0.550% of net assets        $86,682,000
     Portfolio                          preservation of capital from a portfolio
                                        consisting primarily of U.S. Government
                                        securities.

     Kemper Investment Grade Bond       High current income by investing primarily       0.600% of net assets        $15,504,000
     Portfolio                          in a  diversified portfolio of investment
                                        grade debt securities.

Kemper Adjustable Rate U.S.             High current income consistent with low          0.550% to $250 million      $81,967,000
Government Fund                         volatility of principal.                         0.520% next $750 million
                                                                                         0.500% next $1.5 billion
                                                                                         0.480% next $2.5 billion
                                                                                         0.450% next $2.5 billion
                                                                                         0.430% next $2.5 billion
                                                                                         0.410% next $2.5 billion
                                                                                         0.400% thereafter

Kemper Income and Capital               As high a level of current income as is          0.550% to $250 million      $613,470,000
Preservation Fund                       consistent with preservation of capital.         0.520% next $750 million
                                                                                         0.500% next $1.5 billion
                                                                                         0.480% next $2.5 billion
                                                                                         0.450% next $2.5 billion
                                                                                         0.430% next $2.5 billion
                                                                                         0.410% next $2.5 billion
                                                                                         0.400% thereafter

                                                                 B-3

              TRUST/FUND                                   OBJECTIVE                         FEE RATE                   ASSETS
              ----------                                   ---------                         --------                   ------


Kemper Short-Intermediate Government    High current income and preservation of          0.550% to $250 million      $171,400,000
Fund                                    capital, with equal emphasis, from a portfolio   0.520% next $750 million
                                        primarily consisting of short-and                0.500% next $1.5 billion
                                        intermediate-term U.S. Government securities.    0.480% next $2.5 billion
                                                                                         0.450% next $2.5 billion
                                                                                         0.430% next $2.5 billion
                                                                                         0.410% next $2.5 billion
                                                                                         0.400%thereafter

Kemper U.S. Mortgage Fund               Maximum current return from U.S. Government      0.550% to $250 million      $2,497,825,000
                                        securities.                                      0.520% next $750 million
                                                                                         0.500% next $1.5 billion
                                                                                         0.480% nex $2.5 billion
                                                                                         0.450% next $2.5 billion
                                                                                         0.430% next $2.5 billion
                                                                                         0.410% next $2.5 billion
                                                                                         0.400% thereafter

Kemper U.S. Government                  High current income, liquidity and security of   0.450% to $250 million      $3,642,027,000
Securities Fund                         principal.                                       0.430% next $750 million
                                                                                         0.410% next $1.5 billion
                                                                                         0.400% next $2.5 billion
                                                                                         0.380% next $2.5 billion
                                                                                         0.360% next $2.5 billion
                                                                                         0.340% next $2.5 billion
                                                                                         0.320% thereafter




EXHIBIT C                                                                  DRAFT

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ________ day of __________________, 199_, by and between Scudder Funds Trust (the "Trust"), a Massachusetts business trust with its principal place of business at Two International Place, Boston, MA 02110-4103, on behalf of Scudder Short Term Bond Fund, (the "Acquiring Fund"), a separate series of the Trust, and the Trust, on behalf of Scudder Zero Coupon 2000 Fund (the "Acquired Fund"), a separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

 1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

          1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

          1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited

                                                                           DRAFT

statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

          1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

          1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

          1.5. Immediately after the transfer of assets provided for in section
1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

          1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

          1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

                                                                           DRAFT

          1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

 2.       VALUATION

          2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

          2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

          2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

          2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

 3.       CLOSING AND CLOSING DATE

          3.1. The Closing of the transactions contemplated by this Agreement shall be [date], or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of ___:_____M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of__________________ or at such other place and time as the parties may agree.

          3.2. Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of assets.

          3.3. State Street Bank and Trust Company, as custodian for the Acquired Fund, shall (a) deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to

                                                                           DRAFT

State Street Bank and Trust Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

          3.4. The Transfer Agent, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to __ decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

          3.5. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

 4.       REPRESENTATIONS AND WARRANTIES

          4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                                                                           DRAFT

         (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1997, has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the

                                                                           DRAFT

Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (g) Since December 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

         (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

         (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired
Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or

                                                                           DRAFT

other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

         (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

          4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                                                                           DRAFT

         (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1997 has been audited by Pricewaterhouse Coopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (g) Since December 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any

                                                                           DRAFT

incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

         (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

         (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

         (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

         (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

                                                                           DRAFT

         (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Trust and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

         (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

 5.       COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal

                                                                           DRAFT

operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

          5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

          5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than _______________________.

          5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

          5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

          5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the

                                                                           DRAFT

Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

          5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

          5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities from the Acquired Fund.

          5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

          5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

 6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of the Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

                                                                           DRAFT

          6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

          6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

         (a) The Trust has been duly formed and is an existing business trust;
(b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

          6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

 7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

          7.1. All representations and warranties of the Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with

                                                                           DRAFT

the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

          7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

          7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

          7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

         (a) The Trust has been duly formed and is an existing business trust;
(b) the Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

          7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

                                                                           DRAFT

 8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
          ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

          8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

          8.5. The parties shall have received an opinion of Dechert Price & Rhoads addressed to the Trust substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

                                                                           DRAFT


 9.       INDEMNIFICATION

          9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

 10.      FEES AND EXPENSES

          10.1. The Trust on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

          10.2. Expenses of the Reorganization that relate to the Acquiring Fund and the Acquired Fund will be borne by Scudder Kemper Investments, Inc., the investment adviser to the Acquiring Fund and the Acquired Fund. Any such expenses which are so borne by Scudder Kemper Investments, Inc. will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

 11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                                                           DRAFT

The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

 12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before , unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

 13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, 10 Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, 10 Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

 15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

                                                                           DRAFT

          15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          15.4. The Trust is organized as a Massachusetts business trust, and references in this Agreement to the Trust mean and refer to the Trustees from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, the Acquiring Fund or the Acquired Fund personally, but bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in the Trust's Declaration of Trust. Moreover, no series of the Trust other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the respective assets of each of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust's Board of Trustees, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, and this Agreement has been signed by authorized officers of each of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in the Trust's Declaration of Trust.

          15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

                                                                           DRAFT

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                           Scudder Funds Trust
                                  on behalf of Scudder Zero Coupon 2000 Fund


                                  _______________________________
                                  By:____________________________
                                  Its:___________________________

Attest:                           Scudder Funds Trust
                                  on behalf of Scudder Short Term Bond Fund


                                   _______________________________
                                   By:____________________________
                                   Its:___________________________

EXHIBIT D

This prospectus sets forth concisely the information about Scudder Short Term Bond Fund, a diversified series of Scudder Funds Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information dated May 1, 1998, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 4.


-------------------------------
NOT FDIC-  /  MAY LOSE VALUE
INSURED    /  NO BANK GUARANTEE
-------------------------------



SCUDDER        (logo)

Scudder
Short Term
Bond Fund





 Prospectus
 May 1, 1998





A pure no-load(TM) (no sales charges) mutual fund which seeks to provide a high level of income consistent with a high degree of principal stability.

  Expense information


 How to compare a Scudder Family of Funds pure no-load(TM) fund


 This information is designed to help you understand the various costs and expenses of investing in Scudder Short Term Bond Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)              NONE
     Commissions to reinvest dividends                              NONE
     Redemption fees                                                NONE*
     Fees to exchange shares                                        NONE

 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended December 31, 1997.


     Investment management fee                                      0.53%
     12b-1 fees                                                     NONE
     Other expenses                                                 0.33%
                                                                    ----
     Total Fund operating expenses                                  0.86%

                                                                   ====
 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)


       1 Year               3 Years              5 Years            10 Years
       ------               -------              -------            --------
         $9                   $27                  $48                $106


 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund or by "Write-A-Check." If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

  Financial highlights

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements. If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1997, which may be obtained without charge by writing or calling Scudder Investor Services, Inc.


                                   Years
                                   Ended
                                  December
                                    31,
                                  1997(a)     1996(a)      1995     1994    1993(a)      1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,                 -------------------------------------------------------------------------------------------------
   beginning of period .........  $11.05      $11.35      $10.91   $12.01   $11.93      $12.25   $11.72   $11.71   $11.19   $11.23
                                 -------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income .......     .73         .74         .71      .81      .87         .97     1.08     1.09      .83      .73
   Net realized and unrealized
     gain (loss) on
     investments ...............    (.07)       (.32)        .44    (1.15)     .08        (.33)     .53      .01      .61     (.04)
Total from investment            -------------------------------------------------------------------------------------------------
   transactions ................     .66         .42        1.15     (.34)     .95         .64     1.61     1.10     1.44      .69
                                 -------------------------------------------------------------------------------------------------
Less distributions:
   From net investment income ..    (.67)       (.72)       (.43)    (.64)    (.80)       (.96)   (1.08)   (1.09)    (.83)    (.73)
   From net realized gains .....      --          --          --       --     (.03)         --       --       --     (.09)      --
   In excess of gains ..........      --          --          --       --     (.04)         --       --       --       --       --
   From tax return of capital ..      --          --        (.28)    (.12)      --          --       --       --       --       --
                                 -------------------------------------------------------------------------------------------------
Total distributions ............    (.67)       (.72)       (.71)    (.76)    (.87)       (.96)   (1.08)   (1.09)    (.92)    (.73)
                                 -------------------------------------------------------------------------------------------------
Net asset value,                 -------------------------------------------------------------------------------------------------
   end of period ...............  $11.04      $11.05      $11.35   $10.91   $12.01      $11.93   $12.25   $11.72   $11.71   $11.19
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............    6.17        3.86       10.74    (2.87)    8.18        5.43    14.38     9.88    13.20     6.10
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ................   1,166       1,468       1,823    2,136    3,190       2,862    2,247      340       72       10
Ratio of operating expenses net,
   to average daily net assets
   (%) .........................     .86         .80         .75      .73      .68         .75      .44      .16      .36     1.50
Ratio of operating expenses
   before expense reductions, to
   average daily net
   assets (%) ..................     .86         .80         .75      .73      .68         .78     1.00     1.19     2.06     1.86
Ratio of net investment income
   to average daily net assets
   (%) .........................    6.64        6.66        6.37     6.93     7.21        8.01     8.96     9.36     7.97     6.48
Portfolio turnover rate (%) ....    39.4        61.8       101.1     65.3     66.1        83.7     41.0     52.9     40.0     23.5

(a) Per share amounts have been calculated using weighted average shares outstanding. On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994 Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.

 A message from the President


Scudder Kemper Investments, Inc., investment adviser to the Scudder Family of Funds, is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

We offered America's first no-load mutual fund in 1928, and today the Scudder Family of Funds includes over 50 no-load mutual fund portfolios or classes of shares. We also manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund, and numerous other open- and closed-end funds that invest in this country and other countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to shareholders include toll-free access to professional representatives, easy exchange among the Scudder Family of Funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Investor Centers.

Funds or fund classes in the Scudder Family of Funds are offered without commissions to purchase or redeem shares or to exchange from one fund to another. There are no 12b-1 fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                                    /s/ Edmond D. Villani


  Scudder Short Term Bond Fund


 Investment objective

o    a high level of income consistent with a high degree of principal stability

 Investment characteristics

o designed to provide a higher and more stable level of income than typically provided by money market investments, yet more price stability than investments in intermediate- and long-term bonds


o    invests primarily in high quality, short-term bonds


o dollar-weighted average portfolio effective maturity will not exceed three years

o    dividends declared daily and paid monthly

o    daily liquidity at current net asset value


  Contents

Investment objective and policies                      5
Why invest in the Fund?                                6
Additional information about policies
   and investments                                     7
Distribution and performance information              11
Fund organization                                     12
Transaction information                               13
Shareholder benefits                                  17
Purchases                                             20
Exchanges and redemptions                             21
Investment products and services                      23
How to contact Scudder                        Back cover

  Investment objective and policies

Scudder Short Term Bond Fund (the "Fund"), a diversified series of Scudder Funds Trust (the "Trust"), is a pure no-load(TM) mutual fund designed for investors seeking:


o a higher and more stable level of income than normally provided by money market investments; and

o    more price stability than investments in intermediate- and long-term bonds.

The Fund's objective is to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities greater than three years.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund invests at least 65% of its net assets in a managed portfolio of bonds consisting of:

o U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

o    Corporate debt securities, such as bonds, notes and debentures;

o    Mortgage-backed securities; and o Other asset-backed securities.

Other eligible investments for the Fund are as follows:

o Money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements;

o    Privately placed obligations (including restricted securities); and

o Foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.


In addition, the Fund may purchase indexed securities, zero coupon securities, trust preferred securities, illiquid securities, securities on a when-issued or forward delivery basis and may engage in currency transactions, reverse repurchase agreements and dollar roll transactions and strategic transactions. See "Additional information about policies and investments" for more information.

To meet its objective, the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), actively manages the Fund's portfolio. Investment decisions are based on general economic and financial trends, such as domestic and international economic developments, the outlook for the securities markets, the level of interest rates and inflation, the supply and demand of debt securities, and other factors. The composition of the Fund's portfolio is also determined by individual security analysis. The Adviser's team of experienced credit analysts actively monitors the credit quality of the investments of the Fund.

The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Adviser, however, will attempt to reduce principal fluctuation through, among other methods, diversification, credit analysis and security selection, and adjustment of the Fund's average portfolio maturity. The Fund's share price tends to rise as interest rates decline and decline as interest rates rise. In periods of rising interest rates and falling bond prices, the Adviser may shorten the Fund's average maturity to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling rates and rising prices, a longer average maturity of up to three years may be sought. When the Adviser believes economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments. It is impossible to accurately predict for how long such alternative strategies may be utilized.

The Fund's securities generally offer less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity, but lower-quality securities generally have less liquidity, and tend to have greater credit and market risk, and consequently more price volatility.


It is against the Fund's policy to make changes in the portfolio for short-term trading purposes. However, the Fund may take advantage of opportunities provided by temporary dislocations in the market to maintain principal stability or enhance income.


High quality securities



The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's Corporation ("S&P") (AAA or AA) or Moody's Investor Services, Inc. ("Moody's") (Aaa or Aa) or, if not rated, judged to be of comparable quality by the Adviser. In addition, the Fund will not invest in any debt security rated at the time of purchase lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.


The U.S. Government securities in which the Fund may invest include (1) securities issued and backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds; (2) securities, including mortgage-backed securities, issued by an agency or instrumentality of the U.S. Government, including those backed by the full faith and credit of the U.S. Government, such as securities of the Export-Import Bank of the United States, the General Services Administration and the Government National Mortgage Association, and those issued by agencies and instrumentalities, such as Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation which, while neither direct obligations of nor guaranteed by the U.S. Government, are backed by the credit of the issuer itself and may be supported as well by the issuer's right to borrow from the U.S. Treasury; and (3) securities of the U.S. Government, its agencies or instrumentalities on a when-issued or forward delivery basis. In addition, the Fund may invest in repurchase agreements with respect to U.S. Government securities.


  Why invest in the Fund?

Scudder Short Term Bond Fund is designed for individuals, institutions and corporations seeking a high level of income compared to money market funds, consistent with a high degree of principal stability for their investments compared to that of longer-term fixed-income investments. Investors may choose this Fund as a complement to money market funds. Money market funds are managed for total price stability but generally tend to offer somewhat lower yields than this Fund. Further, the Fund may appeal to investors favoring a more stable investment and willing to accept somewhat lower yields than they might normally expect from a longer-term bond fund.

Some investors may view the Fund as an alternative to a bank certificate of deposit ("CD"). While an investment in the Fund is not federally insured and there is no guarantee of price stability, an investment in the Fund-- unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties and may provide a higher yield. The Fund may also be appropriate for IRAs, 401(k)s and other retirement plans where income is compounded on a tax-deferred basis.


Investors may also benefit from the convenience, cost-savings and professional management of a no-load mutual fund. As of December 31, 1997, the Adviser was responsible for managing more than $200 billion in assets globally.



  Additional information about policies and investments


Investment restrictions

The Fund has certain investment restrictions which are designed to reduce the Fund's investment risk. Fundamental investment restrictions may not be changed without a vote of shareholders; non-fundamental investment restrictions may be changed by a vote of the Trust's Board of Trustees.

As a matter of fundamental policy, the Fund may not borrow money, except as permitted under Federal law. Further, as a matter of non-fundamental policy, the Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes and by engaging in reverse repurchase agreements and dollar rolls.

As a matter of fundamental policy, the Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities or interests in indebtedness or through repurchase agreements. The Fund has adopted a non-fundamental policy restricting the lending of portfolio securities to no more than 5% of total assets.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's combined Statement of Additional Information.


When-issued securities

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.


Illiquid securities

The Fund may invest in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price.


Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/ dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase.

Mortgage and other asset-backed securities

The Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the Fund may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association (FNMA), which are not guaranteed by the U.S. Government. Moreover, the Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

The Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Dollar roll transactions

The Fund may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of the Fund's borrowing restrictions and consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security.

Convertible securities

The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible securities.

Foreign securities

While the Fund generally emphasizes investments in U.S. Government securities and companies domiciled in the U.S., it may invest in foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Indexed securities

The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").


Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.


Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Debt securities. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.


Illiquid securities. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.


Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Some repurchase commitment transactions may not provide the Fund with collateral marked-to- market during the term of the commitment.


Mortgage-backed securities. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Because principle may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

Other asset-backed securities. In addition to prepayment risk, securities representing pools of certain consumer loans present certain risks that are not presented by mortgage-backed securities. These securities may not have the benefit of any security interest in the underlying assets. Also, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


Dollar roll transactions. If the broker/dealer to whom the Fund sells the securities underlying a dollar roll transaction becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.


Foreign securities. Investments in foreign securities involve special considerations due to limited information, higher brokerage costs, different accounting standards, thinner trading markets as compared to domestic markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Indexed securities. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.


Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's combined Statement of Additional Information.

  Distribution and performance information



Dividends and capital gains distributions

The Fund's dividends from net investment income are declared daily and distributed monthly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions will be reinvested into the shareholder's account.


Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. It is not expected that dividends will qualify for the dividends-received deduction for corporations.


The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.

The "SEC yield" of the Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period, as a percentage of the Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.



  Fund organization

Scudder Short Term Bond Fund is a diversified series of Scudder Funds Trust, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust in July 1981 and changed its name from Scudder Target Fund to its current name effective July 3, 1989.


The Fund's name and investment objective also were changed to the current ones effective July 3, 1989.

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.


Investment adviser

The Fund retains the investment management firm of Scudder Kemper Investments, Inc., a Delaware corporation formerly known as Scudder, Stevens & Clark, Inc., to manage its daily investment and business affairs subject to the policies established by the Board of Trustees.

The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, have formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. and Scudder has changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.


The Adviser receives an investment management fee for these services. The fee is graduated so that increases in the Fund's net assets may result in a lower annual fee rate and decreases in the Fund's net assets may result in a higher annual fee rate.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the year ended December 31, 1997 the Adviser received an investment management fee of 0.53% of the Fund's average daily net assets on an annual basis.

All of the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder Kemper Investments, Inc. is located at Two International Place, Boston, Massachusetts.

Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.


Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.

Custodian

State Street Bank and Trust Company is the Fund's custodian.


  Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone or by "Write-A-Check" prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:
        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.


By "QuickBuy." If you elected "QuickBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases may not be for more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "QuickBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "QuickBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "QuickBuy" transactions are not available for most retirement plan accounts. However, "QuickBuy" transactions are available for Scudder IRA accounts.

By exchange. The Fund may be exchanged for shares of other funds in the Scudder Family of Funds unless otherwise determined by the Board of Trustees. Your new account will have the same registration and address as your existing account.


The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. Certain financial institutions may call Scudder before the close of regular trading on the Exchange, normally 4 p.m. eastern time, and purchase shares at that day's price. Such purchased shares will begin to earn dividends on the day on which the payment is received by the Fund. If payment by check or wire is not received from the financial institution within three business days, the order is subject to cancellation and the financial institution will be responsible for any loss to the Fund resulting from this cancellation. Please call 1-800-854-8525 for more information.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.


By telephone. This is the quickest and easiest way to sell Fund shares. If you provided your banking information on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not include your banking information on your application, call 1-800-225-5163 for more information.


Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "Write-A-Check." You may redeem shares by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to the Fund for payment.

Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.


By "QuickSell." If you elected "QuickSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "QuickSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "QuickSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"QuickSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day. Purchases made by federal funds wire before noon eastern time will begin earning income that day; all other purchases received before the close of regular trading on the Exchange will begin earning income the next business day. Redeemed shares will earn income on the day on which the redemption request is executed.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.


Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Trustees. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.


Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other Information" in the Fund's combined Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.



  Shareholder benefits


Experienced professional management

Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms, actively manages your fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Short Term Bond Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders and other investment specialists who work in the Adviser's offices across the United States and abroad. The Adviser believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

Stephen A. Wohler, Lead Portfolio Manager, is responsible for the Fund's day-to-day operations and overall investment strategy. Mr. Wohler joined the Adviser in 1979 and has over 17 years of experience managing fixed income investments. Robert Cessine, Portfolio Manager, joined the team in 1998 and helps set the Fund's investment strategy. Mr. Cessine joined the Adviser in 1993 and has over 15 years of investment and financial services industry experience.


SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.


Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. (The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.) Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Personal Counsel(SM) -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser and a subsidiary of Scudder Kemper Investments, Inc., combines the benefits of a customized portfolio of no-load mutual funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1.25% or less of assets. In addition, it draws upon the Adviser's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.


Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.


Shareholder statements

You will receive a detailed statement summarizing account activity, including dividend and capital gain reinvestment, purchases and redemptions. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.


Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household

(same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.


Scudder Investor Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Investor Centers in Boca Raton, Boston, Chicago, New York and San Francisco.


T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

  Purchases


  Purchases

 Opening             Minimum initial investment: $2,500; IRAs $1,000
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
                     See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."                                          by regular mail                 or  by express, registered,
                                                 to:                                      or certified mail to:

                                                          The Scudder Funds                        The Scudder Funds
                                                          P.O. Box 2291                            66 Brooks Drive
                                                          Boston, MA                               Braintree, MA  02184
                                                          02107-2291

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.
                                             Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Investor Centers to complete your application with the help of a Scudder representative. Investor Center locations are listed under Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums.
 shares              See appropriate plan literature.


 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete
 Scudder Funds."                             Fund name, to  the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Investor Centers to make an additional
                                             investment in your Scudder fund account. Investor Center
                                             locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By QuickBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic deductions from your bank checking
                        ($50 minimum)        account. Please call 1-800-225-5163  for more information and an enrollment form.



  Exchanges and redemptions


 Exchanging        Minimum investments:         $2,500 to establish a new account;
 shares                                         $100 to exchange among existing accounts

                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             - the name of the Fund and the account number you are exchanging from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to exchange;
                                        - the name of the Fund you are exchanging into;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      Send your instructions
                                      by regular mail to:      or   by express, registered,   or   by fax to:
                                                                    or certified mail to:
                                      The Scudder Funds             The Scudder Funds              1-800-821-6234
                                      P.O. Box 2291                 66 Brooks Drive
                                      Boston, MA 02107-2291         Braintree, MA  02184
 -----------------------------------------------------------------------------------------------------------------------
 Redeeming         o By Telephone
 shares
                                      To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        - the name of the Fund and account number you are redeeming from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to redeem;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      A signature guarantee is required forredemptions over $100,000.
                                      See Transaction information--Redeeming shares.

                   o By Automatic     You may arrange to receive automatic cash payments periodically.
                     Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                     Plan

 Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.


o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income (up to $2,000 per individual for married couples filing jointly, even if only one spouse has earned income). Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.

o Scudder Roth No-Fee IRAs. Similar to the traditional IRA in many respects, these retirement plans provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Unlike a traditional IRA, with a Roth IRA, if you meet the distribution requirements, you can withdraw your money without paying any taxes on the earnings. No tax deduction is allowed for contributions to a Roth IRA. The Scudder Roth IRA charges you no annual custodial fee.


o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.

o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.


Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA and most Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.


Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market
     Series--Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money
     Fund**
  Scudder New York Tax Free Money
     Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited
     Term Tax Free Fund**
  Scudder Massachusetts Tax Free
     Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative
     Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International
     Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth
       Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and
       Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth
       Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP-IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan **+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA


Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various foreign stock exchanges.


How to contact Scudder

Account Service and Information:

         For existing account service and transactions
                  Scudder Investor Relations -- 1-800-225-5163

          For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

         For personalized information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

         For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                   Investor.Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

         For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

         To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

         To receive information about this mutual fund portfolio guidance and management program

                  Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Investor Center:

         Many shareholders enjoy the personal, one-on-one service of the Scudder
         Investor Centers. Check for an Investor Center near you--they can be found in the following cities:

                   Boca Raton       Chicago           San Francisco
                   Boston           New York

Scudder Investor Relations and Scudder Investor Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061--Member NASD/SIPC.

EXHIBIT E

Scudder
Short Term
Bond Fund

Annual Report
December 31, 1997


Pure No-Load(TM) Funds


Seeks to provide a high level of income consistent with a high degree of principal stability.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER        (logo)

                          Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
Date of Inception: 4/24/84   Total Net Assets as of        Ticker Symbol:  SCSTX
                           12/31/97: $1,165.5 million
--------------------------------------------------------------------------------

o The Fund ended the year with a total return of 6.17%, which nearly matched the 6.19% return of the average short term bond fund, as tracked by Lipper Analytical Services. The Fund's 30-day net annualized SEC yield at the end of December was 6.06%, compared with 5.12% on average for the taxable money market funds tracked by IBC/Donoghue.


o Throughout the year, the Fund continued to hold a diversified mix of short-maturity alternatives to U.S. Treasuries to meet the goals of high current income with minimum share-price fluctuation.


o A relatively neutral position was maintained with respect to interest rate risk over the period, keeping overall portfolio duration within a range of 1.6 to 1.8 years.


o The Fund maintained its high quality orientation, with over 66% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's at the end of December.


                                Table of Contents

   3  Letter from the Fund's President     19  Financial Highlights
   4  Performance Update                   20  Notes to Financial Statements
   5  Portfolio Summary                    24  Report of Independent Accountants
   6  Portfolio Management Discussion      25  Shareholder Meeting Results
   9  Glossary of Investment Terms         28  Officers and Trustees
  10  Investment Portfolio                 29  Investment Products and Services
  16  Financial Statements                 30  Scudder Solutions


                        2 - Scudder Short Term Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy -- buoyed by moderate growth, declining unemployment, low inflation, and healthy corporate profits -- continued to enjoy a strong performance during Scudder Short Term Bond Fund's 1997 fiscal year. In fact, the U.S. economy can now lay claim to one of the longest expansions on record -- 6 1/2 years -- a growth trend which shows few signs of ending soon.

     Throughout the period, stocks were on an upward climb thanks to strong positive fundamentals in the U.S. economy. On the fixed-income front, markets benefited from several positive forces, including declining inflation, lower federal deficits and a strong dollar.

     Although inflation remains under control, there is still a chance that the Federal Reserve Board could raise interest rates in the coming months, which would quickly affect market returns. This conclusion is based on the belief that the Federal Reserve Board could view the tight labor market as a potential inflation danger (unemployment levels are at a 25-year low) and that the economy's underlying strength may lead to even stronger growth.

     Rest assured, however, that your Fund is managed for a high degree of principal stability -- as well as high current income -- no matter what the market conditions. In fact, the Fund's focus on short-maturity alternatives to U.S. Treasuries helped lead to a competitive 6.17% total return while helping to shield it from significant share-price volatility.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. In addition, the Fund has a new management team as of January 1, 1998, Stephen A. Wohler and Robert S. Cessine. We are pleased that they are bringing their extensive knowledge and expertise to the Fund.

     Thank you for choosing Scudder Short Term Bond Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call Investor Relations at 1-800-225-2470, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Short Term Bond Fund

                        3 - Scudder Short Term Bond Fund

PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                 Average
12/31/97    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $ 10,617      6.17%    6.67%
5 Year     $ 12,830     28.30%    5.11%
10 Year*   $ 20,474    104.74%    7.43%

---------------------------------------
SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1-3 YEARS)
---------------------------------------
1 Year     $ 10,667      6.67%    6.67%
5 Year     $ 13,219     32.19%    5.74%
10 Year*   $ 20,376    103.76%    7.37%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER SHORT TERM BOND FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,631
'89            $12,042
'90            $13,233
'91            $15,135
'92            $15,957
'93            $17,263
'94            $16,767
'95            $18,569
'96            $19,285
'97            $20,474

SALOMON BROTHERS INC. TREASURY/GOVERNMENT
SPONSORED CORPORATE INDEX (1-3 YEARS)
Year            Amount
----------------------
'87            $10,000
'88            $10,639
'89            $11,801
'90            $12,948
'91            $14,481
'92            $15,415
'93            $16,281
'94            $16,380
'95            $18,164
'96            $19,103
'97            $20,376

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.19   $ 11.71  $ 11.72  $ 12.25  $ 11.93  $ 12.01  $ 10.91  $ 11.35  $ 11.05  $ 11.04
INCOME DIVIDENDS..   $   .73   $   .83  $  1.09  $  1.08  $   .96  $   .80  $   .76  $   .71  $   .72  $   .67
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .09   $   --  $    --  $    --  $   .07  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........      6.10     13.20     9.88    14.38     5.43     8.18    -2.87    10.74     3.86     6.17
INDEX TOTAL
RETURN (%)........      6.40     10.93     9.70    11.85     6.44     5.63      .60    10.89     5.16     6.67

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on page 19.
*The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 78.64% and 7.06%, respectively.



                        4 - Scudder Short Term Bond Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Asset-Backed Securities                 24%
Collateralized Mortgage Obligations     20%
Corporate Bonds                         19%
Gov't National Mortgage Association     17%
U.S. Gov't Agency Pass-throughs         11%
U.S. Gov't Obligations                   6%
Cash Equivalents                         3%
-------------------------------------------
                                       100%
-------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Mortgage-backed securities and
corporate issues were significant
contributors to Fund performance.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
U.S. Gov't & Agencies                   36%
AAA*                                    28%
AA                                       2%
A                                        3%
BBB                                     30%
Not Rated                                1%
-------------------------------------------
                                       100%
-------------------------------------------
Weighted average quality: AA
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Issues that were believed to have the
potential for future credit rating
upgrades were emphasized.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Under 1 year                            10%
1 - 5 years                             70%
5 - 8 years                             14%
8 years or greater                       6%
-------------------------------------------
                                       100%
-------------------------------------------
Weighted average effective maturity: 2.65 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund maintained a relatively
neutral position on maturities,
with a portfolio duration range
of 1.6 to 1.8 years during the
period.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - Scudder Short Term Bond Fund

                         Portfolio Management Discussion

We asked Scudder Short Term Bond Fund's portfolio management team, Thomas Poor, Scott Dolan, and Susan Martland, to discuss fund strategy and market conditions over the fiscal year.

Q: How did Scudder Short Term Bond Fund perform in 1997?

A: Throughout the period, Scudder Short Term Bond Fund continued to provide investors with a competitive, high-yielding alternative for their short-term cash reserves.

The Fund's 30-day net annualized SEC yield at the end of December was 6.06%, compared with 5.10% on average for the taxable money market funds tracked by IBC/Donoghue, an independent research firm. Scudder Short Term Bond Fund historically has maintained a comfortable yield advantage over taxable money market funds. Of course, money market funds seek to maintain a stable principal value, whereas your Fund's net asset value will fluctuate with changing market conditions.

The Fund ended the year with a total return of 6.17%, which nearly matched the 6.19% return of the average short term bond fund, as tracked by Lipper Analytical Services, an independent ranking service. The Fund's benchmark, the unmanaged Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1 to 3 years), returned 6.67% for the same period.

Q: How would you describe the investment climate over the past 12 months?

A: Interest rates in general dropped during the period -- yields on 2-year and 30-year Treasuries fell almost a quarter of a percentage point and three-quarters of a percentage point, respectively -- with the yield curve flattening. At year-end, rates for short-term and long-term Treasuries differed by only 28 basis points.

Several factors were at the heart of the interest rate drop. Inflation remained in check throughout the year, and shows no sign of staging a comeback. In fact, consensus economic forecasts for 1998 estimate consumer price inflation at around 1.8%. The financial crisis in Southeast Asia during the latter part of the year -- with its prospects for lowering inflation and restraining economic growth in 1998 -- also helped to push rates lower. Finally, the declining government budget deficit -- which is currently at a 20-year low -- as well as prospects for future deficit reductions and, indeed, talks of a possible government surplus, also contributed to lower rates.

Encouraged by declining interest rates and a low inflation environment, the bond market pushed interest rates lower over the past 12 months, although it contended with some volatility earlier in the year. This was in response to strong economic activity and a rise in the federal funds rate -- a key short-term interest rate -- in March.

Q: How was the portfolio structured during the year?

A: Throughout the Fund's fiscal year, we continued to hold a diversified mix of short-maturity alternatives to U.S. Treasuries to meet the goals of high current income with minimum share-price fluctuation.

Over the past 12 months, relatively few changes were made to the portfolio's structure. We maintained a heavy weighting (28% of portfolio assets at year end)

                        6 - Scudder Short Term Bond Fund
in mortgage-backed securities, which performed particularly well and contributed a high level of income to the portfolio. In addition, 20% of portfolio assets was invested in collateralized mortgage obligations as of December 31, 1997.

The Fund's corporate issues, which currently represent nearly 20% of portfolio assets, also contributed positively to performance. Corporate bonds generally perform well versus other fixed income instruments during times of solid economic growth, because the credit quality of issuing corporations benefits from increased earnings and cash flow. As always, we emphasized credit issuers we believe had the potential for future credit rating upgrades.

Within the corporate sector, the Fund maintained a high concentration -- more than 10% of portfolio assets -- in corporate bonds issued by real estate investment trusts. Thanks to booming real estate and mortgage markets -- the result of an improving U.S. economy -- property values were on the rise while mortgage default rates were declining. While performance trailed off in the fourth quarter, these issues benefited from upgrades in credit quality during the period.

At year end, the remainder of portfolio assets were spread across asset-backed securities (24%) and U.S. Treasury securities (6%). As always, the Fund maintained its high quality orientation, with over 66% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's independent bond rating services.

Q: What about the Fund's duration?

A: Duration, which measures a portfolio's sensitivity to interest rate changes, is adjusted by altering the mix of securities. The shorter a portfolio's duration, the less its net asset value will be adversely affected by an increase in interest rates. Remember, as interest rates rise, bond prices fall. Conversely, a short duration means that a portfolio will reap fewer rewards from a decline in interest rates.

Because we believed that interest rates would remain relatively unchanged throughout the period, we maintained a relatively neutral position, keeping overall portfolio duration within a range of 1.6 to 1.8 years. (As a short-term bond fund, the Fund's duration will not exceed that of a 3-year Treasury note -- about 2.5 years.)

Q: What is your outlook for the coming months?

A: Consensus predictions for the U.S. economy overall are a modest 2.5% growth in gross domestic product. The meltdown in many smaller Asian economies and growing problems in Japan are what many economists predict will hold back growth in the U.S. to a degree. Weaker markets for exports and competition from cheaper foreign goods sold in devalued currencies will be hard to fight in the near term. In fact, Southeast Asia's problems may reverberate throughout the world for some time, bringing volatility to both the stock and bond markets.

Were it not for the difficulties in Asia, it seems likely that the Federal Reserve (the "FED") would be inclined to raise interest rates to curb inflationary pressures. It is not surprising in light of the lowest unemployment

                        7 - Scudder Short Term Bond Fund
rate in 24 years that wage costs have begun to rise in the past few months. The Fed is understandably reluctant to act when the world markets are fragile, but remains poised to raise rates if necessary.

In light of all this, we are cautiously optimistic about the near-term future of the bond market. The U.S. economy continues to travel along a smooth road of moderate growth, relatively stable rates and modest inflation. But, no one can predict how long this near-perfect economic environment will last.

In an uncertain investment environment such as this, your Fund offers a relatively "safe haven" for your financial assets. In fact, we continue to view Scudder Short Term Bond Fund as an important enhancement to a traditional short-term portfolio.

In the months ahead, the Fund's portfolio management team will continue to collect economic data and carefully monitor the investment climate. As we enter into 1998, we believe that bond sector allocations and individual bond selection may well resume their primary importance, as the markets as a whole become less sensitive to the continuing economic euphoria. Scudder Short Term Bond Fund will continue to look for opportunities to offer you the highest yield consistent with your goals of price stability and liquidity.

                               Scudder Short Term
                                   Bond Fund:
                          A Team Approach to Investing

  Scudder Short Term Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Short Term Bond Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Since Scudder Short Term Bond was introduced in 1989, Lead Portfolio Manager Thomas M. Poor has had responsibility for the Fund's day-to-day operation. Tom, who joined SKI in 1970, sets the Fund's general investment strategies. Scott E. Dolan, Portfolio Manager, joined SKI in 1989 and the Fund's portfolio management team in 1993. Scott has six years of experience in the investment industry and is responsible for implementing investment strategy. Susan R. Martland, Portfolio Manager, joined the team in 1997. Susan, who helps set the Fund's investment strategy, joined Scudder in 1982 and has over nine years of experience as a portfolio manager.


                        8 - Scudder Short Term Bond Fund

                          Glossary of Investment Terms

 COUPON The interest rate on a bond the issuer (a corporation or government entity) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of $1,000 of the face amount each year.

 DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation.

 DURATION Gauges the price sensitivity of a bond or bond portfolio to changes in market interest rate levels. A fixed income portfolio with an overall duration of five years can be expected to increase 5% for every 1% decrease in interest rates (and decline 5% for every 1% increase in rates).

 INVESTMENT GRADE BOND            A bond that has a quality rating of BBB or
                                  higher.

 SECTOR A similar group of bonds or stocks. Some examples of sectors that could be found in a fund that invests in corporate bonds include airlines, financial services companies, and pharmaceutical firms.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity, net of expenses.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a mutual fund. Total return is based on a combination of changes in share price plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                     The difference in yield between various types
                                  of bonds. A corporate bond's yield is
                                  generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that corporate bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)


                        9 - Scudder Short Term Bond Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 2.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%,
  to be repurchased at $31,282,292 on 1/2/98, collateralized by a $25,115,000                                    -------------
  U.S. Treasury Bond, 10.75%, 2/15/03 (Cost $31,271,000) ................................     31,271,000            31,271,000
                                                                                                                 -------------
U.S. Government Obligations 6.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 6.125%, 9/30/00 .....................................................     50,000,000            50,523,500
U.S. Treasury Note, 6.25%, 6/30/02 ......................................................     20,000,000            20,396,800
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Government Obligations (Cost $70,925,000)                                                               70,920,300
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 16.7%
------------------------------------------------------------------------------------------------------------------------------
8%, with various maturities to 12/15/10 .................................................     30,381,321            31,511,559
11.5%, with various maturities to 7/20/20 ...............................................     15,947,799            18,349,829
11%, with various maturities to 10/20/20 ................................................      1,934,293             2,206,632
9%, with various maturities to 12/15/21 (b) .............................................     83,696,908            90,864,052
10%, with various maturities to 2/15/25 (b) .............................................     37,635,810            41,849,176
7.13%, with various maturities to 9/20/25 (b) ...........................................     11,360,138            11,569,591
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $191,739,504)                                                 196,350,839
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-throughs 10.9%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 9.5%, with various maturities to 8/1/16 ...............      6,444,112             6,976,203
Federal Home Loan Mortgage Corp., 7.8%, with various maturities to 9/1/24 ...............      7,674,012             8,022,585
Federal National Mortgage Association, 10%, 9/1/17 ......................................      3,352,083             3,677,135
Federal National Mortgage Association, 8.5%, with various maturities to 8/1/22 ..........     17,179,693            18,103,625
Federal National Mortgage Association, 8.5%, with various maturities to 5/1/02 ..........     10,428,641            10,701,036
Federal National Mortgage Association, ARM, 7.6%, with various maturities to
  10/1/23 ...............................................................................      5,764,019             5,953,889
Federal National Mortgage Association, ARM, 7.4%, with various maturities to
  12/1/22 ...............................................................................      8,016,275             8,324,785
Federal National Mortgage Association, ARM, 6.2%, with various maturities to
  11/1/35 (b) ...........................................................................     66,445,603            66,425,007
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $127,542,633)                                                        128,184,265
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 20.4%
------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp., Series 1993-I2 A3, 7.25%, 7/25/24 (b) .....................      8,498,592             8,511,871
Chemical Mortgage Securities Inc., Series 1993-1 A4, 7.45%, 2/25/23 .....................      4,175,000             4,208,922
Citicorp Mortgage Securities Inc., Series 1997-3, 7%, 8/25/27 ...........................     40,030,215            40,142,800
Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/09 ..............................      1,900,000             1,894,359
Daiwa Mortgage Acceptance Corp., Series 1991A, 8.625%, 4/15/10 ..........................        467,610               487,045
Federal Home Loan Mortgage Corp., Series 1719-C Principal only, 4/15/99 (b) .............     27,398,894            26,183,068
Federal Home Loan Mortgage Corp., Series 1250-F, 7%, 4/15/19 ............................      1,838,934             1,842,943

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
First Bank System Inc. Series 1993-F, 7.178%, 11/25/24 (b) ..............................     20,469,000            20,596,931
General Electric Capital Mortgage Services, Inc. Series 1993-2F, 7%, 6/25/07 ............        325,339               327,372
General Electric Capital Mortgage Services, Inc., Series 1994-19 A1, 7.5%,
  6/25/24 ...............................................................................      6,388,381             6,392,342
General Electric Capital Mortgage Services, Inc., Series 1994-27 A1, 6.5%,
  7/25/24 ...............................................................................      7,190,306             7,167,836
Norwest Asset Security Corp., Series 1996-5 AB, 7.5%, 11/25/26 ..........................      9,366,453             9,509,877
Paine Webber Mortgage Acceptance Corp., Series 1993-6, 6.9%, 8/25/08 ....................      1,702,927             1,715,699
Prudential Home Mortgage Securities Co., Series 1992-47 A7, 7.5%, 1/25/23 ...............        413,674               412,379
Prudential Home Mortgage Securities Co., Series 1993-43-A1, 5.4%, 10/25/23 ..............        702,021               693,681
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/12 ..................      2,791,000             2,815,421
Residential Funding Mortgage Securities, Series 1996-A17, 7.75%, 1/25/07 ................      8,388,398             8,598,108
Residential Funding Mortgage Securities, Series 1993-A2, 6.84%, 9/25/23 .................      3,220,000             3,229,056
Residential Funding Mortgage Securities, Series 1993-S35, 7.087%, 10/25/23 (b) ..........     19,500,000            19,524,375
Residential Funding Mortgage Securities I Inc., Series 1997-S19 A6, 6.5%,
  12/25/12 ..............................................................................     33,026,000            32,943,435
Residential Funding Mortgage Securities I Inc., Series 1997-S13 A8, 7.1%,
  9/25/27 ...............................................................................     33,315,669            33,482,247
Resolution Trust Corp., Series 1992-12 A2A, 7.5%, 8/25/23 ...............................      1,193,846             1,201,681
Ryland Acceptance Corp. Four, Series 97-H, 8.95%, 8/20/19 ...............................      3,151,420             3,190,813
Ryland Mortgage Securities Corp., 8%, 8/25/25 ...........................................      3,396,875             3,494,536
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $240,021,654)                                                      238,566,797
------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities 24.4%
------------------------------------------------------------------------------------------------------------------------------
Service Industries 0.6%
GE Capital Mtg Services, Inc., 7%, 1/25/08 ..............................................      6,500,000             6,546,670
                                                                                                                 -------------
Miscellaneous 2.3%
Bally's Health & Tennis Master Trust, 8.43%, 8/15/02 ....................................     13,000,000            13,054,844
Mortgage Index Amortizing Trust, 6.682%, 8/25/04 ........................................     14,000,000            14,068,906
                                                                                                                 -------------
                                                                                                                    27,123,750
                                                                                                                 -------------
Credit Card Receivables 2.0%
Advanta Corp., Series 1997-2 A3, 7.3%, 10/25/22 .........................................     10,500,000            10,759,216
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 .........................................      4,435,000             4,601,313
First USA Bank, Series 1994-1, 7.45%, 4/15/99 ...........................................      7,547,170             7,544,906
                                                                                                                 -------------
                                                                                                                    22,905,435
                                                                                                                 -------------
Home Equity Loans 6.3%
AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 7/26/05 ...............................      1,218,097             1,225,330
AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/07 ..............................        546,374               543,301
CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/06 ...............................        853,645               852,842
Contimortgage Home Equity Loan Trust, Series 1991-1, 9.52%, 4/15/06 .....................        553,607               559,143

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Contimortgage Home Equity Loan Trust, Series 1996-4 A6, 6.71%, 6/15/14 ..................      6,200,000             6,240,672
Contimortgage Home Equity Loan Trust, Series 1996-4 A7, 6.99%, 3/15/21 ..................      3,000,000             3,041,250
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 ................     18,500,000            18,870,000
Contimortgage Net Interest Margin Notes, Series 1997-3, 7.23% 7/16/28 ...................     10,143,043            10,138,289
Fleet Financial Home Equity Trust, Series 1991-2A, 6.7%, 10/15/06 .......................        695,334               696,855
Green Tree Financial Corp. Home Equity Loan, Series 1997-B A5, 7.15%, 4/15/27 ...........      9,600,000             9,810,000
Green Tree Home Improvement Loan Trust, Series 1995-C B1, 7.2%, 7/15/20 .................      1,950,000             1,960,664
Green Tree Home Improvement Loan Trust, Series 1995-F B2, 7.1%, 1/15/21 .................      2,000,000             1,990,391
Green Tree Home Improvement Loan Trust, Series 1995-D A3, 6.45%, 9/15/25 ................        695,000               696,515
Green Tree Home Improvement Loan Trust, Series 1995-D B1, 7.05%, 9/15/25 ................        750,000               748,358
Green Tree Home Improvement Loan Trust, 6.95%, 3/15/27 ..................................      4,000,000             4,048,594
Household Finance Corp., Home Equity Loan, Series 1992-2 A3, 5.25%, 10/20/07 ............         65,551                65,284
Mid-State Homes IV, Series 1, 8.33%, 4/1/30 .............................................      1,678,112             1,843,760
Old Stone Credit Corp., Series 1991-2, 8.42%, 8/15/03 ...................................      1,047,024             1,054,876
Old Stone Credit Corp., Home Equity Loan, Series 1992-2, 6.95%, 5/15/07 .................      3,348,391             3,361,985
Old Stone Credit Corp., Home Equity Loan Series 1993-1, 5.85%, 3/15/08 ..................        793,750               781,224
Security Pacific Home Equity Trust, Series 1991-A B, 10.5%, 3/10/06 .....................      4,892,471             4,936,809
TMS Home Equity Loan Trust, Series 1994-A A3, 5.525%, 9/15/18 ...........................        675,116               663,407
                                                                                                                 -------------
                                                                                                                    74,129,549
                                                                                                                 -------------
Manufactured Housing Receivables 13.2%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ..................      8,000,000             8,373,750
Chemical Financial Acceptance Corp. Housing Trust, Series 1989 A, Participating
  Certificate, 9.25%, 5/15/98 ...........................................................      2,684,446             2,699,533
Green Tree Financial Corp., 7.3%, 12/15/26 ..............................................      9,500,000             9,717,090
Green Tree Financial Corp., Securitized NIM, Series 1994-A, 6.9%, 2/15/04 ...............     14,990,601            14,941,998
Green Tree Financial Corp., Securitized NIM, Series 1994-B, 7.85%, 7/15/04 ..............     12,512,505            12,722,840
Green Tree Financial Corp., Series 1993-2 B, 8%, 7/15/18 ................................      8,637,000             9,138,351
Green Tree Financial Corp., Series 1995-1 B2, 9.2%, 6/15/25 .............................      5,715,000             6,232,475
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/25 .............................     20,636,400            21,431,224
Green Tree Financial Corp., Series 1995-6 B2, 8%, 9/15/26 ...............................     12,059,720            12,481,339
Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 9/15/26 ............................      9,000,000             9,188,438
Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 .............................      3,925,000             4,009,623
Green Tree Financial Corp., Series 1995-10 B1, 7.05%, 2/15/27 ...........................      4,000,000             3,986,563
Green Tree Financial Corp., Series 1996-5 B2, 8.45%, 7/15/27 ............................     10,000,000            10,620,703
Green Tree Financial Corp., Series 1997-A, 7.58%, 8/15/23 ...............................      1,250,000             1,261,713
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/28 ............................      4,000,000             4,165,000

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Inc., Series 1990-C, 9.7%, 6/15/10 .....................        855,654               873,297
Merrill Lynch Mortgage Investors Inc., Series 1990-H, 9.25%, 1/15/11 ....................      1,500,536             1,523,509
Merrill Lynch Mortgage Investors Inc., Series 1990-I, 10%, 1/15/11 ......................      1,730,452             1,752,082
Merrill Lynch Mortgage Investors Inc., Series 1991-B, 9.2%, 3/15/11 .....................        165,908               166,684
Merrill Lynch Mortgage Investors Inc., Series 1991-A, 9.25%, 4/15/11 ....................      1,307,660             1,332,584
Merrill Lynch Mortgage Investors Inc., Series 1991-G, 9.15%, 10/15/11 ...................      5,060,766             5,242,600
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/12 .....................      9,084,613             9,212,343
Merrill Lynch Mortgage Investors Inc., Series 1992-B A4, 7.85%, 4/15/12 .................      1,716,906             1,726,022
Merrill Lynch Mortgage Investors Inc., Series 1992-D, 7.95%, 7/15/17 ....................      1,917,428             1,950,983
Security Pacific Acceptance Corp., Series 1992-2A2, 7.1%, 6/15/12 .......................        354,574               353,907
                                                                                                                 -------------
                                                                                                                   155,104,651
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $281,215,911)                                                                  285,810,055
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 18.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.5%
Federated Department Stores, Inc., 6.79%, 7/15/27 .......................................      6,115,000             6,278,699
Consumer Staples 0.5%
J. Seagram & Sons Inc., 8.375%, 2/15/07 .................................................      4,775,000             5,367,434
Financial 13.4%
American Health Properties, Inc. (REIT), 7.05%, 1/15/02 .................................      2,200,000             2,239,490
Colonial Realty LP (REIT), 7.5%, 7/15/01 ................................................      4,000,000             4,142,800
ERP Operating L.P. (REIT), 8.5%, 5/15/99 ................................................      4,100,000             4,214,923
Health Care Properties Investors Inc. (REIT), 6%, 11/8/00 ...............................      5,225,000             5,120,500
MBNA American Bank, 7.25%, 9/15/02 ......................................................      6,100,000             6,266,469
Oasis Residential Inc. (REIT), 6.75%, 11/15/01 (b) ......................................     13,400,000            13,544,050
Oasis Residential Inc. (REIT), 7, 11/15/03 (b) ..........................................     14,900,000            15,212,006
Spieker Properties, Inc. (REIT), 6.65%, 12/15/00 ........................................     15,000,000            15,060,900
Spieker Properties, Inc. (REIT), 6.8%, 12/15/01 .........................................      5,500,000             5,570,950
Spieker Properties, Inc. (REIT), 6.95%, 12/15/02 ........................................      3,500,000             3,559,360
Spieker Properties, Inc. (REIT), 8%, 7/19/05 ............................................        500,000               538,375
Spieker Properties, Inc. (REIT), 7.125%, 12/1/06 ........................................      3,425,000             3,499,597
Sun Communities, Inc. (REIT), 7.625%, 5/1/03 ............................................      5,850,000             6,117,638
Susa Partnership LP (REIT), 7.125%, 11/1/03 .............................................      5,400,000             5,497,524
Taubman Realty Group LP (REIT), Medium Term Note, 7%, 10/1/03 ...........................      3,595,000             3,629,548
Taubman Realty Group LP (REIT), Medium Term Note, 8%, 6/15/99 ...........................      4,755,000             4,861,512
Taubman Realty Group LP (REIT), Medium Term Note, 7.4%, 6/10/02 .........................      3,300,000             3,386,625

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Short Term Bond Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Taubman Realty Group LP (REIT), Medium Term Note, 7.5%, 6/15/02 .........................     19,150,000            19,724,500
The Money Store Inc., 7.63%, 4/15/98 ....................................................      9,500,000             9,488,125
United Dominion Realty Trust Inc. (REIT), Medium Term Note, 7.02%, 11/15/05 .............     10,000,000            10,248,700
World Omni Automobile Lease Securitization Trust Series 1996-B, 6.85%, 11/15/02 .........     15,038,970            15,175,260
                                                                                                                 -------------
                                                                                                                   157,098,852
                                                                                                                 -------------
Media 1.4%
Comcast Cable Communications, 8.125%, 5/1/04 ............................................     15,000,000            16,185,600
                                                                                                                 -------------
Energy 1.3%
Lyondell Petrochemical Co. Global Note, 9.125%, 3/15/02 .................................      8,900,000             9,765,525
Lyondell Petrochemical Co., 9.75%, 9/4/03 ...............................................      4,600,000             5,336,000
                                                                                                                 -------------
                                                                                                                    15,101,525
                                                                                                                 -------------
Metals & Minerals 1.3%
Alcan Aluminium Ltd., 9.625%, 7/15/19 ...................................................     14,000,000            15,131,620
                                                                                                                 -------------
Transportation 0.5%
Continental Airlines Inc. Pass-thru Trust, 7.42%, 4/1/07 ................................      6,295,000             6,528,922
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $217,354,551)                                                                          221,692,652
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,160,070,253) (a)                                                   1,172,795,908
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $1,160,070,253. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $12,725,655. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $16,056,848 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,331,193. Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
  (b) At December 31, 1997 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts. At December 31, 1997, open future contracts sold short were as follows:

                                                             Aggregate
      Futures          Expiration           Contracts      Face Value ($)           Market Value ($)
      -------          ----------           ---------      --------------           ----------------
      5 Year U.S.
      Treasury Note    March 20, 1998       1,892           204,857,839               205,518,500
                                                            -----------               -----------

      Total net unrealized depreciation on open futures contracts sold short ......      (660,661)
                                                                                      ===========

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Short Term Bond Fund

      Transactions in written options for the year ended December 31, 1997 are summarized as follows:

                                          Over-the-Counter-Options
                                    ------------------------------------
                                           NZD              Premiums
                                    -----------------  -----------------
      Beginning of Period .......       88,000,000       $   431,200
      Written ...................     (86,600,000)          (428,670)
      Closed ....................     (88,000,000)          (431,200)
      Exercised .................               --                --
      Expired ...................       86,600,000           428,670
                                    --------------       -----------
      End of Period .............               --                --
                                    ==============       ===========

      Currency abbreviations and other acronyms used in this portfolio:
      NIM               Net Interest Margin
      REIT              Real Estate Investment Trust
      NZD               New Zealand Dollars
      ARM               Adjustable Rate Mortgage

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Short Term Bond Fund

                              Financial Statements

                      Statement of Assets and Liabilities
                            as of December 31, 1997

Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,160,070,253) .............      $1,172,795,908
                 Cash ................................................................             981,138
                 Receivable for investments sold .....................................          16,625,482
                 Interest receivable .................................................           8,491,787
                 Receivable for Fund shares sold .....................................             911,652
                 Other assets ........................................................              20,866
                                                                                           -----------------
                 Total assets ........................................................       1,199,826,833
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................           1,429,237
                 Payable for Fund shares redeemed ....................................           5,372,038
                 Payable for investments purchased ...................................          25,649,339
                 Payable for daily variation margin on open futures contracts ........             423,394
                 Accrued management fee ..............................................             524,624
                 Other payables and accrued expenses .................................             897,039
                                                                                           -----------------
                 Total liabilities ...................................................          34,295,671
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $1,165,531,162
                --------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................             379,071
                 Net unrealized appreciation (depreciation) on:
                    Investment securities ............................................          12,725,655
                    Futures ..........................................................            (660,661)
                 Accumulated net realized loss .......................................        (138,594,958)
                 Paid-in capital .....................................................       1,291,682,055
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $1,165,531,162
                --------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,165,531,162 / 105,576,081 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number                  -----------------
                    of shares authorized) ............................................              $11.04
                                                                                           -----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Short Term Bond Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  96,118,860
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................          6,769,577
                 Services to shareholders ............................................          3,388,908
                 Custodian and accounting fees .......................................            329,241
                 Trustees' fees and expenses .........................................             27,001
                 Reports to shareholders .............................................            290,987
                 Auditing ............................................................             61,737
                 Legal ...............................................................             33,262
                 Registration fees ...................................................             41,998
                 Other ...............................................................             59,990
                                                                                           -----------------
                 Total expenses ......................................................         11,002,701
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         85,116,159
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investment securities ...............................................         (8,363,157)
                 Futures .............................................................        (10,668,459)
                 Options .............................................................         (1,194,518)
                 Foreign currency related transactions ...............................           (428,293)
                                                                                           -----------------
                                                                                              (20,654,427)
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investment securities ...............................................         12,201,221
                 Futures .............................................................           (660,661)
                 Options .............................................................            (54,384)
                                                                                           -----------------
                                                                                               11,486,176
                --------------------------------------------------------------------------------------------
                 Net loss on investment transactions                                           (9,168,251)
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  75,947,908
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        17 - Scudder Short Term Bond Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                     1997               1996
-----------------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ........................................   $   85,116,159     $  107,842,813
               Net realized loss from investment transactions ...............      (20,654,427)       (33,115,928)
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period ............................       11,486,176        (17,329,463)
                                                                               ----------------   -----------------
               Net increase in net assets resulting from operations .........       75,947,908         57,397,422
                                                                               ----------------   -----------------
               Distributions to shareholders from:
               Net investment income ........................................      (78,060,393)      (104,839,251)
                                                                               ----------------   -----------------
               Fund share transactions:
               Proceeds from shares sold ....................................      225,970,263        349,361,957
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions .............................       58,987,223         79,869,940

               Cost of shares redeemed ......................................     (585,484,724)      (736,440,233)
                                                                               ----------------   -----------------
               Net decrease in net assets from Fund share transactions ......     (300,527,238)      (307,208,336)
                                                                               ----------------   -----------------
               Decrease in net assets .......................................     (302,639,723)      (354,650,165)
               Net assets at beginning of period ............................    1,468,170,885      1,822,821,050
               Net assets at end of period (including undistributed net        ----------------   -----------------
                  investment income of $379,071 for 1997) ...................   $1,165,531,162     $1,468,170,885
                                                                               ----------------   -----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ....................      132,860,852        160,534,389
                                                                               ----------------   -----------------
               Shares sold ..................................................       20,508,345         31,416,978
               Shares issued to shareholders in reinvestment of
                  distributions .............................................        5,352,697          7,197,179
               Shares redeemed ..............................................      (53,145,813)       (66,287,694)
                                                                               ----------------   -----------------
               Net decrease in Fund shares ..................................      (27,284,771)       (27,673,537)
                                                                               ----------------   -----------------
               Shares outstanding at end of period ..........................      105,576,081        132,860,852
                                                                               ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.


                        18 - Scudder Short Term Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                   Years
                                   Ended
                                  December
                                    31,
                                  1997(a)     1996(a)      1995     1994    1993(a)      1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,                 -------------------------------------------------------------------------------------------------
   beginning of period .........  $11.05      $11.35      $10.91   $12.01   $11.93      $12.25   $11.72   $11.71   $11.19   $11.23
                                 -------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income .......     .73         .74         .71      .81      .87         .97     1.08     1.09      .83      .73
   Net realized and unrealized
     gain (loss) on
     investments ...............    (.07)       (.32)        .44    (1.15)     .08        (.33)     .53      .01      .61     (.04)
Total from investment            -------------------------------------------------------------------------------------------------
   transactions ................     .66         .42        1.15     (.34)     .95         .64     1.61     1.10     1.44      .69
                                 -------------------------------------------------------------------------------------------------
Less distributions:
   From net investment income ..    (.67)       (.72)       (.43)    (.64)    (.80)       (.96)   (1.08)   (1.09)    (.83)    (.73)
   From net realized gains .....      --          --          --       --     (.03)         --       --       --     (.09)      --
   In excess of gains ..........      --          --          --       --     (.04)         --       --       --       --       --
   From tax return of capital ..      --          --        (.28)    (.12)      --          --       --       --       --       --
                                 -------------------------------------------------------------------------------------------------
Total distributions ............    (.67)       (.72)       (.71)    (.76)    (.87)       (.96)   (1.08)   (1.09)    (.92)    (.73)
                                 -------------------------------------------------------------------------------------------------
Net asset value,                 -------------------------------------------------------------------------------------------------
   end of period ...............  $11.04      $11.05      $11.35   $10.91   $12.01      $11.93   $12.25   $11.72   $11.71   $11.19
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............    6.17        3.86       10.74    (2.87)    8.18        5.43    14.38     9.88    13.20     6.10
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ................   1,166       1,468       1,823    2,136    3,190       2,862    2,247      340       72       10
Ratio of operating expenses net,
   to average daily net assets
   (%) .........................     .86         .80         .75      .73      .68         .75      .44      .16      .36     1.50
Ratio of operating expenses
   before expense reductions, to
   average daily net
   assets (%) ..................     .86         .80         .75      .73      .68         .78     1.00     1.19     2.06     1.86
Ratio of net investment income
   to average daily net assets
   (%) .........................    6.64        6.66        6.37     6.93     7.21        8.01     8.96     9.36     7.97     6.48
Portfolio turnover rate (%) ....    39.4        61.8       101.1     65.3     66.1        83.7     41.0     52.9     40.0     23.5

(a) Per share amounts have been calculated using weighted average shares outstanding. On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994 Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.

                       19 - Scudder Short Term Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During


                        20 - Scudder Short Term Bond Fund
the period, the Fund purchased put options and wrote call options on currencies and other financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchases an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.


                        21 - Scudder Short Term Bond Fund

Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $134,629,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,896,000) and December 31, 2005 ($19,379,000), the respective expiration dates.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $368,541,965 and $763,861,290, respectively. Purchases and sales of U.S. Government obligations aggregated $125,395,859 and $54,104,587, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $1,947,545,924 and $1,742,688,085, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder


                        22 - Scudder Short Term Bond Fund
and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $6,769,577, which was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,966,378 charged to the Fund by SSC for the year ended December 31, 1997, of which $144,271 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $611,127, of which $48,871 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $173,925, of which $13,765 is unpaid at December 31, 1997.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $27,001.


                        23 - Scudder Short Term Bond Fund

                        Report of Independent Accountants

To the Trustees of Scudder Funds Trust and to the Shareholders of Scudder Short Term Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Short Term Bond Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 18, 1998


                        24 - Scudder Short Term Bond Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Short Term Bond Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                       Number of Votes:
                                                       ----------------

                     Trustee                    For                    Withheld
                     -------                    ---                    --------

        Henry P. Becton, Jr.                 60,858,733               2,700,647

        Dawn-Marie Driscoll                  60,878,989               2,680,391

        Peter B. Freeman                     60,886,012               2,673,368

        George M. Lovejoy, Jr.               60,898,294               2,661,086

        Dr. Wesley W. Marple, Jr.            60,827,783               2,731,597

        Daniel Pierce                        60,910,864               2,648,516

        Kathryn L. Quirk                     60,871,016               2,688,364

        Jean C. Tempel                       60,861,283               2,698,097


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For              Against            Abstain         Broker Non-Votes*
         ---              -------            -------         -----------------

      59,255,623         2,408,043          1,895,714            3,353,880


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For              Against             Abstain        Broker Non-Votes*
         ---              -------             -------        -----------------

      59,751,392         4,539,155           3,344,571           3,059,903


                       25 - Scudder Short Term Bond Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For              Against            Abstain         Broker Non-Votes*
         ---              -------            -------         -----------------

      60,332,109         3,880,266          3,422,743            3,059,903


5. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------
                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------


        5.1   Diversification                        53,783,780        3,287,948         3,133,772         3,353,880

        5.2   Borrowing                              53,448,694        3,626,595         3,130,211         3,353,880

        5.3   Senior securities                      53,757,956        3,310,976         3,136,568         3,353,880

        5.4   Concentration                          53,642,583        3,425,144         3,137,773         3,353,880

        5.5   Underwriting of securities             53,706,538        2,973,638         3,525,324         3,353,880

        5.6   Investment in real estate              53,638,227        3,034,462         3,532,811         3,353,880

        5.7   Purchase of physical commodities       53,567,959        3,095,970         3,541,571         3,353,880

        5.8   Lending                                53,465,580        3,221,414         3,518,505         3,353,880

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

          60,158,592                 1,134,158                  2,266,630

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                           26 - Short Term Bond Fund

                                    This Page
                                  intentionally
                                   left blank.

                       27 - Scudder Short Term Bond Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Treasurer and
Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                       28 - Scudder Short Term Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        29 - Scudder Short Term Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        30 - Scudder Short Term Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        31 - Scudder Short Term Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]

                                    PART B


                               SCUDDER FUNDS TRUST

 ------------------------------------------------------------------------------
                       Statement of Additional Information
                           _____________________, 1998
 ------------------------------------------------------------------------------

Acquisition of the Assets of By and in Exchange for Shares of Scudder Short Term Scudder Zero Coupon Bond Fund (a Series of Scudder Funds Bond Fund (a Series of Scudder Funds Trust) Trust) Two International Place, Boston, MA 02110-4103 Two International Place, Boston, MA 02110-4103

This Statement of Additional Information is available to the Shareholders of Scudder Zero Coupon Bond Fund ("Zero Coupon") in connection with a proposed transaction whereby Scudder Short Term Bond Fund, a series of Scudder Funds Trust, ("Short Term Bond") will acquire all or substantially all of the assets of Zero Coupon, a series of Scudder Funds Trust, and all of Zero Coupon's liabilities, in exchange for shares of Short Term Bond.

This Statement of Additional Information of Scudder Funds Trust consists of this cover page and the following documents, each of which was filed electronically with the Registrant's Registration Statement on Form N-14 on October 6, 1998 and is incorporated by reference herein:

(1) The Statement of Additional Information of Short Term Bond dated May 1, 1998, containing financial statements of the Fund for the fiscal year ended December 31, 1997;

(2) The Statement of Additional Information of Zero Coupon dated May 1, 1998, containing the financial statements of the Fund for the fiscal year ended December 31, 1997;

(3) Financial statements included in the June 30, 1998 Semi-Annual Report of Zero Coupon.

(4) Financial statements included in the June 30, 1998 Semi-Annual Report of Short Term Bond.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated __________________, 1998 relating to the reorganization of Zero Coupon may be obtained by writing Zero Coupon at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services at
(800) 225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                          TABLE OF CONTENTS FOR PART B

 Combined Statement of Additional Information...................
 Scudder Short Term Bond Report
     Fiscal Year Ended 12/31/97 Financial Statements............
 Scudder Zero Coupon 2000 Fund
     Fiscal Year Ended 12/31/97 Financial Statements............
 Scudder Short Term Bond
     Six Months Ended 6/30/98 Financial Statements..............
 Scudder Zero Coupon 2000 Fund
     Six Months Ended 6/30/98Financial Statements...............

                          SCUDDER SHORT TERM BOND FUND

            A Pure No-Load(TM) (No Sales Charge) Diversified Mutual Fund
              Series Which Seeks to Provide a High Level of Income
                   Consistent With a High Degree of Principal
                    Stability By Investing Primarily in High
                            Quality, Short-Term Bonds

                                       and


                          SCUDDER ZERO COUPON 2000 FUND

      A Pure No-Load(TM) (No Sales Charge) High-Quality Diversified Mutual
      Fund Series Which Seeks to Provide as High an Investment Return Over
              a Selected Period as is Consistent With Investment in
      U.S. Government Securities and the Minimization of Reinvestment Risk


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998


--------------------------------------------------------------------------------


      This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses of Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund, each dated May 1, 1998, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                TABLE OF CONTENTS
                                                                            Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES..................................1
      Investment Objective and Policies of Short Term Bond Fund................1
      High Quality Securities..................................................2
      Investment Objective and Policies of Zero Coupon 2000 Fund...............2
      Management of Reinvestment Risk and Anticipated  Growth of Zero Coupon
           2000 Fund...........................................................4
      Liquidation and Distribution of Assets in Target Year of Zero Coupon
           2000 Fund...........................................................4
      Management Strategies and Portfolio Turnover of Zero Coupon 2000 Fund....5
      Master/feeder structure..................................................6
      Specialized Investment Techniques........................................6
      Investment Restrictions.................................................20

PURCHASES.....................................................................21
      Additional Information About Opening An Account.........................21
      Additional Information About Making Subsequent Investments..............22
      Additional Information About Making Subsequent Investments by QuickBuy..22
      Checks..................................................................22
      Wire Transfer of Federal Funds..........................................23
      Share Price.............................................................23
      Share Certificates......................................................23
      Other Information.......................................................23

EXCHANGES AND REDEMPTIONS.....................................................24
      Exchanges...............................................................24
      Redemption by Telephone.................................................25
      Redemption By QuickSell.................................................25
      Redemption by Mail or Fax...............................................26
      Redemption by "Write-A-Check"...........................................26
      Other Information.......................................................26

FEATURES AND SERVICES OFFERED BY THE FUNDS....................................27
      The Pure No-Load(TM) Concept............................................27
      Internet access.........................................................28
      Dividend and Capital Gain Distribution Options..........................29
      Diversification.........................................................29
      Scudder Investor Centers................................................29
      Reports to Shareholders.................................................29
      Transaction Summaries...................................................29

THE SCUDDER FAMILY OF FUNDS...................................................30

SPECIAL PLAN ACCOUNTS.........................................................34
      Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension
           Plans for Corporations and Self-Employed Individuals...............35
      Scudder 401(k):  Cash or Deferred  Profit-Sharing Plan for
           Corporations and Self-Employed Individuals.........................35
      Scudder IRA:  Individual Retirement Account.............................35
      Scudder Roth IRA:  Individual Retirement Account........................36
      Scudder 403(b) Plan.....................................................37
      Automatic Withdrawal Plan...............................................37
      Group or Salary Deduction Plan..........................................37
      Automatic Investment Plan...............................................37
      Uniform Transfers/Gifts to Minors Act...................................38

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.....................................38

                                                                            Page

PERFORMANCE INFORMATION.......................................................38
      Average Annual Total Return.............................................39
      Cumulative Total Return.................................................39
      Total Return............................................................40
      SEC Yields..............................................................40
      Comparison of Fund Performance..........................................40

ORGANIZATION OF THE FUNDS.....................................................44

INVESTMENT ADVISER............................................................45
      Personal Investments by Employees of the Adviser........................48

TRUSTEES AND OFFICERS.........................................................48

REMUNERATION..................................................................50
      Responsibilities of the Board--Board and Committee Meetings.............50
      Compensation of Officers and Trustees...................................51

DISTRIBUTOR...................................................................52

TAXES ........................................................................52

PORTFOLIO TRANSACTIONS........................................................56
      Brokerage Commissions...................................................56
      Portfolio Turnover......................................................57

NET ASSET VALUE...............................................................57

ADDITIONAL INFORMATION........................................................58
      Experts.................................................................58
      Shareholder Indemnification.............................................58
      Other Information.......................................................58

FINANCIAL STATEMENTS..........................................................59

RATINGS OF CORPORATE BONDS....................................................60

GLOSSARY......................................................................61

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

      (See "Investment objective and policies" and "Additional information about policies and investments" in a Fund's prospectus.)


      Scudder Funds Trust, a Massachusetts business trust of which Scudder Short Term Bond Fund ("Short Term Bond Fund") and Scudder Zero Coupon 2000 Fund ("Zero Coupon 2000 Fund") are diversified, pure no-load(TM) series, is referred to herein as the "Trust." The Trust is an open-end management investment company which continuously offers and redeems its shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Short Term Bond Fund and Zero Coupon 2000 Fund are each diversified series of the Trust. These series are sometimes referred to individually as a "Fund" and jointly as the "Funds."


      Because of each Fund's investment considerations discussed herein and their investment policies, investment in shares of a Fund is not intended to provide a complete investment program for an investor. The value of each Fund's shares when sold may be higher or lower than when purchased.

      The following objectives and policies, except as otherwise stated, are not fundamental and may be changed without a shareholder vote. There can be no assurance that either Fund will achieve its investment objective.

Investment Objective and Policies of Short Term Bond Fund

      Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities greater than three years.

      The Fund invests at least 65% of its net assets in a managed portfolio of bonds consisting of:

      o U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

      o     Corporate debt securities, such as bonds, notes and debentures;

      o     Mortgage-backed securities; and

      o     Other asset-backed securities.

      Other eligible investments for the Fund are as follows:

      o Money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements;

      o     Privately placed obligations (including restricted securities); and

      o Foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks.


      In addition, the Fund may purchase indexed securities, zero coupon securities, illiquid securities, securities on a when-issued or forward delivery basis and may engage in reverse repurchase agreements and dollar roll transactions and strategic transactions. See "Specialized Investment Techniques" and "Investment Restrictions" for more information.


      To meet its objective, the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), actively manages the Fund's portfolio. Investment decisions are based on general economic and financial trends, such as domestic and international economic developments, the outlook for the securities markets, the level of interest rates and inflation, the supply and demand of debt securities, and other factors. The composition of the Fund's portfolio is also determined by individual security analysis. The Adviser's team of experienced credit analysts actively monitors the credit quality of the investments of the Fund.


      The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Adviser, however, will attempt to reduce principal fluctuation through, among other things, diversification, credit analysis and security selection, and adjustment of the Fund's average portfolio maturity. The Fund's share price tends to rise as interest rates decline and decline as interest rates rise. In periods of rising interest rates and falling bond prices, the Adviser may shorten the Fund's average maturity to minimize the effect of declining bond values on the Fund's net asset value. Conversely, during times of falling rates and rising prices, a longer average maturity of up to three years may be sought. When the Adviser believes economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments. It is impossible to accurately predict for how long such alternative strategies will be utilized.

      The Fund's securities generally offer less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity, but lower-quality securities generally have less liquidity, and tend to have greater credit and market risk, and consequently more price volatility.


      It is against the Fund's policy to make changes in the portfolio for short-term trading purposes. However, the Fund may take advantage of opportunities provided by temporary dislocations in the market to maintain principal stability or enhance income.

High Quality Securities

      The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's Corporation ("S&P") (AAA or AA) or Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa) or, if not rated, judged to be of comparable quality by the Adviser. In addition, the Fund will not invest in any debt security rated at the time of purchase lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

      The U.S. Government securities in which the Fund may invest include (1) securities issued and backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds; (2) securities, including mortgage-backed securities, issued by an agency or instrumentality of the U.S. Government, including those backed by the full faith and credit of the U.S. Government, such as securities of the Export-Import Bank of the United States, the General Services Administration and the Government National Mortgage Association, and those issued by agencies and instrumentalities, such as Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation which, while neither direct obligations of nor guaranteed by the U.S. Government, are backed by the credit of the issuer itself and may be supported as well by the issuer's right to borrow from the U.S. Treasury; and (3) securities of the U.S. Government, its agencies or instrumentalities on a when-issued or forward delivery basis. In addition, the Fund may invest in repurchase agreements with respect to U.S. Government securities.

Investment Objective and Policies of Zero Coupon 2000 Fund

      Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk. The Fund invests primarily in zero coupon securities and the Fund matures on a specified target date.


      By pursuing its objective, the Fund seeks to return to investors a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future. As with any investment, however, there can be no assurance that the Fund's objective will be met or the targeted amount will be obtained.

      In order to obtain the predicted return, investors should plan to hold shares of the Fund until maturity and elect automatic reinvestment of dividends and distributions. Since the Fund will be primarily invested in zero coupon securities, investors who hold shares to maturity and reinvest dividends and distributions will receive a return consisting primarily of the accretion of discount on the underlying securities in the Fund. Of course, investors may redeem their shares on any business day at the daily net asset value. However, the net asset value of the Fund's shares increases or decreases with changes in the market value of the Fund's investments which tends to vary inversely with changes in prevailing interest rates. A shareholder who redeems prior to maturity may receive a significantly different investment return than was anticipated at the time of purchase.

      The Fund matures on the third Friday of December 2000 (the "Target Date"). At that time, the Fund will be converted to cash and distributed to shareholders or reinvested in another fund of their choice. The maturity date may coincide with known financial needs in the future, such as a car purchase, children's college education, the purchase of a home, or retirement.

      Zero coupon securities, including U.S. Government securities and privately stripped coupons on and receipts for U.S. Government securities, pay no cash income but are issued at substantial discounts from their value at maturity. When held to maturity, their entire return, which consists of the accretion of discount, comes from the difference between their issue price and their maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment.


      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the investment's total return is uncertain, even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon security to maturity.


      The Fund is designed for investors seeking returns available on U.S. Government securities and reasonable assurance that a specific targeted dollar amount, predictable at the time of their investment, will be paid to them on a specific target date in the future.

      Dividends and distributions will be automatically reinvested in additional shares (unless investors make a specific written election to take them in cash) because without such reinvestment investors are not likely to receive their targeted dollar amount on maturity. Investors should also plan to hold shares in this Fund until maturity because these shares are likely to have substantially more price volatility than shares of funds investing in traditional fixed-income investments.

      At least 80% of the net assets of the Fund will be invested in zero coupon securities. These include U.S. Treasury notes and bonds which have no coupons and are not entitled to income, U.S. Treasury bills, individual interest coupons which trade separately, and evidences of receipt of such securities. At least 50% of the net assets of the Fund will be invested in zero coupon securities maturing within two years of the Fund's target date. Up to 20% may be invested in interest-paying U.S. Treasury notes and bonds, and in repurchase agreements with respect to such securities. These interest-paying securities provide income for expenses, redemption payments, and cash dividends of the Fund.

      The average duration of the Fund will be maintained within 12 months of the Fund's target date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional investment managers to help identify and control reinvestment risk. Since the Fund will not be invested entirely in securities maturing on the target date, there will be some reinvestment risk. By balancing investments with slightly longer and shorter durations, the Adviser believes it can maintain the Fund's average duration within 12 months of the Fund's target date and thereby reduce its reinvestment risk.

Management of Reinvestment Risk and Anticipated Growth of Zero Coupon 2000 Fund

      Reinvestment risk arises from the uncertainty as to the total return which will be realized from conventional interest-paying bonds due to the fact that periodic interest (cash) will be reinvested in the future at interest rates unknown at the time of the original purchase. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold a zero coupon security to maturity.

      For an investor who makes a direct investment in a zero coupon security (not in a zero coupon fund) and holds it to its maturity, the return or yield to maturity is certain--regardless of whether interim reinvestment rates rise or fall. (See table below.)

                                        Total Ending Value(1) on a $1,000
                                          Investment (Realized Yield)
             Initial                     If reinvestment rates are(2):
             Coupon      Yield to
(Interest)   Maturity    Maturity      6%      8%     10%     12%    14%
----------   --------    --------    -----   -----  ------  ------ -----

10%          10 years    10%         $2345   $2490  $2655   $2841  $3052
                                     (8.7%)  (9.3%) (10%)   (10.7%)(11.5%)

0%           10 years    10%         $2655   $2655  $2655   $2655  $2655
                                     (10%)   (10%)  (10%)   (10%)  (10%)

      Due to the nature of zero coupon securities, which comprise 80% or more of the investments of the Fund, the reinvestment risk accompanying this Fund is less than would be the case if this Fund were entirely invested in interest
(cash)-paying securities. Furthermore, the Fund's Adviser believes it can reduce reinvestment risk by maintaining the Fund's average duration within twelve months of the Fund's Target Date.

      When held to maturity, an investor's investment return in the Fund will consist primarily of the accretion of discount on the underlying securities in the Fund (the difference between their issue price and their maturity value) and will be realized on the specified Target Date. The anticipated growth rate for the Fund is the annualized rate of growth investors may expect from the time they purchase the Fund's shares until the Fund's Target Date. The Fund will calculate its anticipated growth rate on each business day. Such a rate will vary from day to day because of changes in interest rates and other factors affecting the value of the Fund's investments, and is based on certain assumptions such as reinvestment of dividends and distributions, a constant expense ratio and portfolio composition. Furthermore, changes in the price among securities with different maturities and shareholder redemptions can affect investment return, as can the skill of the Adviser in managing the Fund.

Liquidation and Distribution of Assets in Target Year of Zero Coupon 2000 Fund

      As securities in the Fund mature or are sold throughout the Target Year, the proceeds will be invested in eligible money market instruments. By December of that year, substantially all of the assets of the Fund will consist of such eligible money-market instruments and other then-maturing securities. These instruments will be sold or allowed to mature, the liabilities of the Fund will be discharged or provision made therefore, and the net assets will be distributed pro rata to shareholders or reinvested at their direction. The estimated expenses of terminating and liquidating the Fund will be accrued ratably over its Target Year. These expenses, which are charged to income as are all expenses, are not expected to exceed significantly the ordinary annual expenses incurred by the Fund, and, therefore, should have no effect on the maturity value of the Fund.

----------
(1)   See "Glossary."

(2) These results assume semiannual compounding. For illustration purposes only, the table above assumed these reinvestment rates would remain constant over the life of the bond. The actual reinvestment rates, and total returns of coupon-paying bonds, will vary with changing market conditions.

      If a shareholder does not complete an election form directing what should be done with the liquidation proceeds, a check for the proceeds will be mailed to the shareholder's address of record in complete discharge of the Fund's obligation to the shareholder. In no event, however, will liquidation proceeds be distributed unless all share certificates, if any, have been returned to, or other arrangements have been made which are satisfactory to, the Trust or its transfer agent, Scudder Service Corporation (the "Transfer Agent"). Retirement plan participants who do not choose an option will receive their distribution as a reinvestment into Scudder U.S. Treasury Money Fund. All distributions in liquidation will be made subject to compliance with any applicable regulatory positions.

      The practice of declaring and paying dividends annually (see "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS") may be changed, and dividend declarations and payments may be withheld during the Maturity Year immediately preceding the final distribution of the assets of the Fund, and the amounts so withheld distributed in liquidation if the Trustees determine that it would be in the best interest of the Fund's shareholders to do so.

Management Strategies and Portfolio Turnover of Zero Coupon 2000 Fund

      In pursuit of its investment objectives, the Fund purchases obligations that it believes are attractive and competitive values in terms of quality, yield and relationship of current price to maturity value. However, recognizing the dynamics of bond prices in response to changes in general economic conditions, fiscal and monetary policies, interest levels and market forces such as supply and demand for various bond issues, the Adviser, subject to the Trustees' review, manages the Fund, attempting to achieve as high an investment return over selected periods as is consistent with investment in U.S. Government securities and with the minimization of reinvestment risk. The primary strategies employed in the management of the Fund are:

      Emphasis on Quality. The Fund is a high quality portfolio of zero coupon securities, which include U.S. Treasury notes and bonds which have no coupons and are not entitled to income, U.S. Treasury bills, individual interest coupons which trade separately and evidences of receipt of such securities. The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate, many of which may be purchased by the Fund. The Fund will invest in zero coupon securities, including both U.S. Government and privately stripped coupons and receipts for U.S. Government securities, which are rated AAA or AA by S&P, or Aaa or Aa by Moody's. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Furthermore, even within the high-quality segment of the bond market, relative credit standing and market perceptions thereof may shift. Therefore, the Adviser believes that it should review continuously the quality of debt obligations. The Fund's Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit rankings of the published services, and to anticipate changes in credit ranking. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security. (See "RATINGS OF CORPORATE BONDS.")

      Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of bonds of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These temporary disparities in normal yield relationships may afford opportunities to implement a flexible policy of trading the Fund's holdings in order to invest in more attractive market sectors or specific issues.

      Market Trading Opportunities. In addition to the above, the Fund, consistent with its investment policies, may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Adviser believes that such transactions, net of costs, would further the attainment of the Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them. The Fund will limit its voluntary short-term trading to the extent necessary to qualify as a "regulated investment company" under the Internal Revenue Code. (See "TAXES.")

Master/feeder structure


      The Board of Trustees has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder fund structure as described below.


      A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Specialized Investment Techniques

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Short Term Bond Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of Fund's shares.


      When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Because principal may be prepared at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). Short Term Bond Fund may invest in CMOs which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


      In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations. Short Term Bond Fund may invest in FHLMC CMOs which are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Short Term Bond Fund will limit its purchases of mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid, in accordance with the nonfundamental investment restriction on securities which are not readily marketable discussed below. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with Short Term Bond Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 (the "1933 Act") may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

      The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Convertible Securities. Short Term Bond Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

      The convertible securities in which Short Term Bond Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Trust Preferred Securities. Short Term Bond Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

      If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Fund, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Fund, to sell their holdings.

Zero Coupon Securities. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities usually follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act.

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Indexed Securities. Short Term Bond Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

      Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

      Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Dollar Roll Transactions. Short Term Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.


      The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.


      Dollar rolls are treated for purposes of the Investment Company Act of 1940 (the "1940 Act") as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

      The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


      The Trustees of the Trust, on behalf of Short Term Bond Fund, have adopted guidelines to ensure that those securities received are substantially identical to those sold. To reduce the risk of default, the Fund will engage in such transactions only with banks and broker/dealers selected pursuant to such guidelines.


Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase or at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

      A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which a Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such obligations is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation. Obligations will be held by the Funds' custodian or in the Federal Reserve Book Entry System.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to that Fund of its sale of the securities underlying the repurchase agreement to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

      Short Term Bond Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

When-Issued Securities. Each Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. The price of such securities, which is generally expressed in yield terms, is generally fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest on the when-issued or forward delivery security accrues to a Fund. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, a Fund will earn no income; however, it is intended that a Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by their purchase of securities on a when-issued or forward delivery basis. Each Fund will establish a segregated account for commitments for when-issued or forward delivery securities as described above. For Zero Coupon 2000 Fund, such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Foreign Securities. Short Term Bond Fund may invest in securities of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in United States issuers. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. There is generally less government supervision and regulation of brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Securities issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign securities may be subject to foreign government taxes which will reduce the yield on such securities. A shareholder of the Fund will not be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.


Lending of Portfolio Securities. Short Term Bond Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash or liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be of good standing. The value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.


Strategic Transactions and Derivatives. Short Term Bond Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.


      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Short Term Bond Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Short Term Bond Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Short Term Bond Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. Short Term Bond Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.


      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions in which Short Term Bond Fund may engage are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Short Term Bond Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which Short Term Bond Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. Short Term Bond Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

      The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAXES.")



Investment Restrictions

      The following restrictions are fundamental policies and may not be changed with respect to each of the Funds without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of such Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Fund.


      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end investment company.

      As a matter of fundamental policy, each Fund may not:


      (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (5) purchase physical commodities or contracts relating to physical commodities;

      (6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's objective and policies may be deemed to be loans; or

      (7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of nonfundamental policy, each Fund may not:

      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

      (6) lend portfolio securities in an amount greater than 5% of its total assets.

      For Short Term Bond Fund, restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes. In addition, for Short Term Bond Fund's policy regarding its investments in the securities of issuers having their principal business activities in the same industry, collateralized mortgage obligations and asset-backed securities are considered to be separate industries.

                                    PURCHASES

     (See "Purchases" and "Transaction information" in a Fund's prospectus.)

Additional Information About Opening An Account

      Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, TWX or telephone.

      Shareholders of other Scudder funds who have submitted an account application and have a certified taxpayer identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and new account number. Finally, the investor must send the completed and signed application to a Fund promptly.

      The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Additional Information About Making Subsequent Investments

      For Zero Coupon 2000 Fund, subsequent purchase orders for shares in the amount of $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc., by members of the NASD, by banks, and by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders). Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to that Fund.

      For Short Term Bond Fund, certain financial institutions may call Scudder before the close of regular trading on the Exchange, normally 4 p.m. eastern time, and purchase shares at that day's price. Such purchased shares will begin to earn dividends on the day on which the payment is received by the Fund. If payment by check or wire is not received from the financial institution within three business days, the order is subject to cancellation and the financial institution will be responsible for any loss to the Fund resulting from this cancellation. Please call 1-800-854-8525 for more information.

Additional Information About Making Subsequent Investments by QuickBuy


      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the New York Stock Exchange (the "Exchange"), shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

      In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

      Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Checks

      A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

      If shares are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the shareholder's account to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted, in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

      To purchase shares of Short Term Bond Fund and obtain the same day dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Transfer Agent of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time, but both the funds and the information are made available before the close of regular trading on the Exchange (normally 4 p.m. eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

      To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day for a Fund, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

      The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.


      Boston banks are closed on certain holidays although the Exchange may be open. These holidays are Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.


Share Price

      Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value per share normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Fund's Transfer Agent by the close of trading on the Exchange.



Share Certificates

      Due to the desire of the Trust to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund.

Other Information


      The Funds have authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at that Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.


      The Board of Trustees and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time.

      The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor.

      The Trust may issue shares of each Fund at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

         (See "Exchanges and redemptions" and "Transaction information"
                            in a Fund's prospectus.)

Exchanges

      Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction information--Redeeming shares--Signature guarantees" in a Fund's prospectus.

      Exchange orders received before the close of regular trading on the Exchange on any business day will ordinarily be executed at respective net asset values determined on that day. Exchange orders received after the close of trading will be executed on the following business day.

      Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

      No commission is charged to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

      Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust, the Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

      The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.


      Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

      Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

      (a) NEW INVESTORS wishing to establish telephone redemption to a designated bank account must complete the appropriate section on the application.

      (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) planholders) who wish to establish telephone redemption to a designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

      Telephone redemption is not available with respect to shares represented by share certificates or shares held in IRA accounts.

      If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

      Note: Investors designating that a savings bank receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their banks and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

      Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared.

Redemption By QuickSell


      Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the

Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

      In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.


Redemption by Mail or Fax

      In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor/executrix, certificates of corporate authority and waivers of tax (required in some states when settling estates).

      It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven days of payment for shares tendered for redemption may result but only until the purchase check has cleared.

      The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-225-5163.

Redemption by "Write-A-Check"

      All new investors and existing shareholders of Short Term Bond Fund who apply to the Custodian for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on Short Term Bond Fund's books for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. Short Term Bond Fund pays the bank charges for this service. However, the Fund will review the cost of operation periodically and reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Trust, on behalf of Short Term Bond Fund, the Transfer Agent and the Custodian each reserves the right at any time to suspend or terminate the "Write-A-Check" procedure. Checks will be returned by the Custodian if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the per share value of Short Term Bond Fund should be considered in determining the amount of the check. An investor should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.

Other Information

      If the shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed may be more or less than a shareholder's cost depending upon the net asset value at the time the redemption is made. The Trust does not impose a redemption charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

      Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

      The determination of net asset value, and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times during which
(a) the Exchange is closed, other than customary weekend and holiday closings,
(b) trading on said Exchange is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Trust may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission ("SEC") (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

      If transactions at any time reduce a shareholder's account balance to below $2,500 in value, the Trust may notify the shareholder that, unless the account balance is brought up to at least $2,500, the Trust may redeem all shares in a Fund, close the account, and send redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $2,500 before any action will be taken. No transfer from an existing to a new Scudder fund account should be for less than $2,500; otherwise the new account will be redeemed as described above. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.) The Trustees have the authority to change the minimum account size.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

              (See "Shareholder benefits" in a Fund's prospectus.)

The Pure No-Load(TM) Concept


      Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.


      Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

      A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

      A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the NASD Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.


      Because funds in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish funds in the Scudder Family of Funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

      The following chart shows the potential long-term advantage of investing $10,000 in a Scudder Family of Funds pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

===============================================================================
                     Scudder                                     No-Load Fund
                  Pure No-Load(TM) 8.50% Load   Load Fund with    with 0.25%
     YEARS            Fund            Fund      0.75% 12b-1 Fee   12b-1 Fee
--------------------------------------------------------------------------------
       10            $25,937        $23,733         $24,222        $25,354
--------------------------------------------------------------------------------

       15            41,772          38,222         37,698          40,371
--------------------------------------------------------------------------------

       20            67,275          61,557         58,672          64,282
===============================================================================

      Investors are encouraged to review the fee tables on page 2 of a Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet access

World Wide Web Site -- The address of the Scudder Funds site is http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

      The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

      Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

      Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

      An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

      A Call Me(TM) feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call Me(TM) feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

Dividend and Capital Gain Distribution Options

      Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in a Fund's prospectus for the address.

      Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the relevant Fund.

      Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

      Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

      Your investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks associated with concentrating in fewer securities.

Scudder Investor Centers

      Investors may visit any of the Centers maintained by the Distributor listed in a Fund's prospectus. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or find assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to Contact Scudder" in a Fund's prospectus.

Reports to Shareholders

      The Trust issues to the Funds' shareholders semiannual financial statements, audited annually by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights for each Fund.

Transaction Summaries

      Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

      (See "Investment products and services" in the Funds' prospectuses.)

      The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

      Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

      Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

      Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

      Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

      Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

      Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

      Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

      Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

TAX FREE


      Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

      Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

      Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

      Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder California Tax Free Fundseeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

      Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

      Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

      Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

U.S. INCOME

      Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

      Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

      Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

----------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

      Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

      Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

      Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

      Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

      Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

      Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

      Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

      Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

      Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

      Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

      Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

      Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

      Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

   Value

      Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

      Scudder Value Fund** seeks long-term growth of capital through investment in undervalued equity securities.

      Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

      Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

   Growth

      Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

      Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

      Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

      Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER CHOICE SERIES

      Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

      Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

      Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

GLOBAL GROWTH

   Worldwide

      Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

      Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

----------
**    Only the Scudder Shares are part of the Scudder Family of Funds.

      Scudder International Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.

      Scudder Global Discovery Fund** seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

      Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

      Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

   Regional

      Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

      Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

      Scudder Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

      The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

      The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

      The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                              SPECIAL PLAN ACCOUNTS

    (See "Scudder tax-advantaged retirement plans," "Purchases--By Automatic
          Investment Plan" and "Exchanges and redemptions--By Automatic
                   Withdrawal Plan" in the Fund's prospectus.)

      Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

----------
**    Only the Scudder Shares are part of the Scudder Family of Funds.

      Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

      None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals


      Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to Form.


Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

      Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

      Shares of the Funds may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

      A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

      An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

      The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

-------------------------------------------------------------------------
     Starting
      Age of                       Annual Rate of Return
                   ------------------------------------------------------
  Contributions          5%                10%               15%
-------------------------------------------------------------------------
        25            $253,680          $973,704        $4,091,908
        35             139,522           361,887           999,914
        45              69,439           126,005           235,620
        55              26,414            35,062            46,699

      This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

-------------------------------------------------------------------------
     Starting
      Age of                       Annual Rate of Return
                   ------------------------------------------------------
  Contributions          5%                10%               15%
-------------------------------------------------------------------------
        25            $119,318          $287,021          $741,431
        35              73,094           136,868           267,697
        45              40,166            59,821            90,764
        55              16,709            20,286            24,681

Scudder Roth IRA:  Individual Retirement Account


      Shares of the Funds may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.


      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.


      All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.


      An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

      Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.


Automatic Withdrawal Plan

      Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


      An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

      An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the [Trust, Corporation] and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

      The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

      Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

      The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

      Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

      The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      (See"Distribution and performance information--Dividends and capital gains distributions" in a Fund's prospectus.)

      Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income (defined under "GLOSSARY") which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related income taxes for which shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.") If a Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such a tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than such amount or less than substantially all of its investment company taxable income.

      With respect to Short Term Bond Fund, dividends will be declared daily and distributions of net investment income will be made monthly. Distributions of net realized capital gains, if any, will be made in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

      With respect to Zero Coupon 2000 Fund, the net investment income of the Fund normally will be declared and distributed as a dividend in December. Distributions of net realized capital gains, if any, will be made in November or December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's fiscal year end, if necessary. Any dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Checks will be mailed to shareholders electing to take dividends in cash. Confirmations will be mailed to shareholders electing to invest dividends in additional shares for the dividends declared during the preceding period shortly after the end of the fiscal year.

                             PERFORMANCE INFORMATION

          (See "Distribution and performance information-- Performance information" in a Fund's prospectus.)

      From time to time, quotations of the Funds' performances may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return

      Average annual total return is the average annual compounded rate of return for the periods of one year, five years, and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
      Where:
             T     =     average annual total return
             P     =     a hypothetical initial investment of $1,000
             n     =     number of years
             ERV   =     ending redeemable value:  ERV is the value, at the end
                         of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Average Annual Total Return for periods ended December 31, 1997


                                    One Year   Five Years   Ten Years


              Short Term Bond Fund    6.17%       5.11%      7.43%(1)
              Zero Coupon 2000 Fund*  6.53%       6.40%       9.55%


      (1) The foregoing average annual total return includes the period prior to July 3, 1989, during which the Fund operated under the investment objective and policies of Scudder Target Fund General 1994 Portfolio. Average annual total return figures for the periods prior to July 3, 1989 should not be considered representative of the present Fund.


      * If the Adviser had not temporarily maintained expenses, the average annual total return for the one year, five year and life periods of Fund would have been lower.


Cumulative Total Return

      Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                  C = (ERV/P)-1
      Where:
                   C     =     cumulative total return
                   P     =     a hypothetical initial investment of $1,000
                   ERV   =     ending redeemable value:  ERV is the value, at
                               the end of the applicable period, of a
                               hypothetical $1,000 investment made at the beginning of the applicable period.

           Cumulative Total Return for periods ended December 31, 1997

                                     One Year   Five Years   Ten Years


               Short Term Bond Fund    6.17%      28.30%     104.74%(1)
               Zero Coupon 2000 Fund*  6.53%      36.38%      148.99%



      (1) The foregoing cumulative total return includes the period prior to July 3, 1989, during which the Fund operated under the investment objective and policies of Scudder Target Fund General 1994 Portfolio. Cumulative total return figures for the periods prior to July 3, 1989 should not be considered representative of the present Fund.


      * If the Adviser had not temporarily maintained expenses, the cumulative total return for the one year, five year and life of Fund periods would have been lower.


Total Return

      Total return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

SEC Yields

      Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield, sometimes referred to as the Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd + 1)^6 - 1]
      Where:
             a    =     dividends and interest earned during the period.
             b    =     expenses accrued for the period (net of reimbursements).
             c    =     the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.
             d    =     the maximum offering price per share on the last day
                        of the period.


      The SEC net annualized yield for the 30-day period ended December 31, 1997 for Short Term Bond Fund was 6.06%.

      The SEC net annualized yield for the 30-day period ended December 31, 1997 for Zero Coupon 2000 Fund was 4.86%.


      Quotations of a Fund's performance are based on historical earnings and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of a Fund's expenses. In periods of declining interest rates a Fund's quoted yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's quoted yield will tend to be somewhat lower.

Comparison of Fund Performance

      A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

      In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.


      From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.


      From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

      The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

      Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

      Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

      Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

      A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

      Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

      Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

                (See "Fund organization" in a Fund's prospectus.)


      Each Fund is a separate diversified series of Scudder Funds Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981, as amended. The name of the Trust was changed, effective July 3, 1989, from Scudder Target Fund to Scudder Funds Trust. Prior to action taken by the Trustees of the Trust on March 7, 1990, Scudder Zero Coupon 2000 Fund was named 2000 U.S. Government Zero Coupon Target Portfolio. On December 23, 1987 the par value of the shares of beneficial interest of the Trust was changed from no par value to $.01 par value per share. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $.01 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series. Shareholders have one vote for each share held on matters on which they are entitled to vote.


      Effective as of July 3, 1989, two series of the Trust, the General 1990 Portfolio and U.S. Government 1990 Portfolio, sold their assets to another series of the Trust, the General 1994 Portfolio, in exchange for shares of the 1994 Portfolio, as approved by shareholders on June 26, 1989. Effective as of the same date, the General 1994 Portfolio changed its name to Scudder Short Term Bond Fund and changed its investment objectives from current income, capital preservation and possible capital appreciation to its current investment objective.

      The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

      Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment management agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

      The Trustees have the authority to designate additional series and to designate the relative rights and preferences as between the different series. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in each Fund's prospectus.


      The Trustees, in their discretion, may authorize the division of shares of a Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

      The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

      (See "Fund organization--Investment adviser" in a Fund's prospectus.)


      Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.


      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


      The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder Global High Income Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Pathway Series, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and Scudder Spain and Portugal Fund, Inc. Some of the foregoing companies or trusts have two or more series.


      The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $13 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust, AARP Managed Investment Portfolios Trust and AARP Cash Investment Funds.




      Pursuant to an Agreement between Scudder Kemper Investments, Inc. and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

      The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Funds and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

      Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one series or client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other series or other clients of the Adviser in the interest of the most favorable net results to that Fund.


      The investment management agreements between each of Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund and Scudder were last approved by the Trust's Trustees on August 6, 1998. Because the transaction between Scudder and Zurich resulted in the assignment of each Fund's investment management agreement with Scudder, the agreements automatically terminated at the consummation of the transaction. In anticipation of the transaction, however, new investment management agreements (the "Agreements") between each of the Funds and the Adviser were approved by the Trust's Trustees on August 14, 1997. At the special meeting of the Funds' shareholders held on October 24, 1997, the shareholders also approved the Agreements. The new Agreements became effective as of December 31, 1997 and will be in effect for an initial term ending on September 30, 1998. The Agreements are in all material respects on the same terms as the previous investment management agreements which they supersede. The Agreements incorporate conforming changes which promote consistency among all of the funds advised by the Adviser and which permit ease of administration. The Agreements will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to the Agreements or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees on behalf of the Funds or of a majority of the outstanding voting securities of the Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

      Under each Agreement, the Adviser regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with a Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act, the Internal Revenue Code of 1986 and a Fund's investment objectives, policies and restrictions, as each may be amended, and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committee of the Trustees regarding the conduct of the business of the Trust.

      Under each Agreement, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies for each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the Trustees.

      The Adviser pays the compensation and expenses of the Trust except those for attending Board and committee meetings outside New York, New York or Boston, Massachusetts of all Trustees, officers and executive employees of the Trust affiliated with the Adviser and makes available, without expense to a Fund, the services of the Adviser's directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.


      For these services, Short Term Bond Fund pays the Adviser a fee at an annual rate of 0.60% of the first $500 million of average daily net assets, 0.50% of the next $500 million of such assets, 0.45% of the next $500 million of such assets, 0.40% of the next $500 million of such assets, 0.375% of the next $1 billion of such assets and 0.35% of such assets in excess of $3 billion. For the fiscal years ended December 31, 1995, 1996 and 1997, the investment management fees for Short Term Bond Fund amounted to $9,529,973, $8,232,708 and $6,769,577, respectively.

      For these services, Zero Coupon 2000 Fund pays the Adviser a fee at an annual rate of 0.60% of the Fund's average daily net assets. For the fiscal year ended December 31, 1995, the Adviser did not impose a portion of its management fee which amounted to $129,399 and the portion imposed amounted to $31,783. For the fiscal year ended December 31, 1996, the management fee aggregated $158,725, of which $120,119 was not imposed. For the fiscal year ended December 31, 1997, the management fee aggregated $129,600, all of which was not imposed.

      The fees are payable monthly, provided the Funds will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of a Fund and unpaid. The Adviser has voluntarily agreed, with respect to Zero Coupon 2000 Fund, not to impose all or a portion of its management fee and to maintain the annualized expenses at not more than 1.00% of the average daily net assets until April 1, 1998. The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance.


      The yield on shares of a Fund will be increased to the extent that the Adviser maintains a Fund's expenses, and thereafter will be reduced to the extent that full payment by a Fund of the fee and expenses is instituted.

      Under each Agreement, a Fund is responsible for all of its other expenses including: fees and expenses incurred in connection with membership in investment company organizations; brokerage commissions; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Transfer Agent; and any other expenses, including clerical expense, of issue, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees, officers and employees of the Trust who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fee or disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Fund. A Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto.


      The expense ratio, the ratio of operating expenses to average net assets, for Short Term Bond Fund was 0.75%, 0.80% and 0.53% for the fiscal years ended December 31, 1995, 1996 and 1997, respectively.


      The expense ratio, the ratio of operating expenses to average net assets, for Zero Coupon 2000 Fund was 1.00% for each fiscal year ended December 31, 1995, 1996 and 1997.




      The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the

Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.


      In reviewing the terms of the Agreements and in discussions with the Adviser concerning the Agreements, Trustees who are not "interested persons" of the Trust or the Adviser are represented by independent counsel at the Funds' expense.

      Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.


      The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.


      None of the Trustees or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Funds.

Personal Investments by Employees of the Adviser

      Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

              (See "Trustees and Officers" in a Fund's prospectus.)

                                  TO BE UPDATED


                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

Daniel Pierce (64)*#+                 President and         Managing Director of Scudder       Director, Vice
                                      Trustee               Kemper Investments, Inc.           President and Assistant
                                                                                               Treasurer

Henry P. Becton, Jr. (54)             Trustee               President and General Manager,     --
125 Western Ave.                                            WGBH Educational Foundation
Allston, MA  02134

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

Dawn-Marie Driscoll (51)              Trustee               Executive Fellow, Center for       --
4909 SW 9th Place                                           Business Ethics, Bentley
Cape Coral, FL  33904                                       College; President, Driscoll
                                                            Associates

Peter B. Freeman (65)                 Trustee               Director, The A.H. Belo Company;   --
100 Alumni Avenue                                           Trustee, Eastern Utilities
Providence, RI  02906                                       Associates (public utility
                                                            holding company); Director,
                                                            AMICA Life Insurance Co.;
                                                            Director, AMICA Insurance Co.

George M. Lovejoy, Jr. (68)           Trustee               President and Director, Fifty      --
50 Congress Street                                          Associates (real estate
Suite 543                                                   investment trust)
Boston, MA  02109

Wesley W. Marple, Jr. (66)            Trustee               Professor of Business              --
Northeastern University                                     Administration
413 Hayden Hall                                             Northeastern University, College
360 Huntington Ave.                                         of Business Administration
Boston, MA  02115


Kathryn L. Quirk (45)*#++             Trustee, Vice         Managing Director of Scudder       Director, Assistant
                                      President and         Kemper Investments, Inc.           Treasurer and Senior
                                      Assistant Secretary                                      Vice President

Jean C. Tempel (55)                   Trustee               Managing Partner, Technology       --
Technology Equity Partners                                  Equity Partners
Ten Post Office Square
Suite 1325
Boston, MA  02109

John R. Hebble (39)+                  Assistant Treasurer   Senior Vice President of Scudder   --
                                                            Kemper Investments, Inc.

Jerard K. Hartman (65)++              Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.

Thomas W. Joseph (59)+                Vice President        Senior Vice President of Scudder   Vice President,
                                                            Kemper Investments, Inc.           Director, Treasurer and
                                                                                               Assistant Clerk

Thomas F. McDonough (51)+             Vice President,       Senior Vice President of Scudder   Assistant Clerk
                                      Secretary and         Kemper Investments, Inc.
                                      Treasurer

                                                                                               Position with
                                                                                               Underwriter,
Name, Age                             Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

Caroline Pearson (36)+                Assistant Secretary   Vice President of Scudder Kemper   --
                                                            Investments, Inc.

Steven A. Wohler (49)                 Vice President        Managing Director of Scudder       --
                                                            Kemper Investments, Inc.


* Mr. Pierce and Ms. Quirk are considered by the Trust and its counsel to be Trustees who are "interested persons" of the Adviser or of the Trust, within the meaning of the 1940 Act.
** Unless otherwise stated, all Officers and Trustees have been associated with their respective company for more than five years but not necessarily in the same capacity.
# Mr. Pierce and Ms. Quirk are members of the Executive Committee, which may exercise all of the powers of the Trustees when the Trustees are not in session.
+     Address:  Two International Place, Boston, Massachusetts 02110
++    Address:  345 Park Avenue, New York, New York  10154


      As of March 31, 1998, all Trustees and officers of Short Term Bond Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding shares of the Fund.

      As of March 31, 1998, all Trustees and officers of Zero Coupon 2000 Fund as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) 32,020 shares or, 1.90% of the outstanding shares of the Fund.

      Certain accounts for which the Adviser acts as investment adviser owned 6,736,079 shares of Short Term Bond Fund in the aggregate or 6.58% of the outstanding shares on March 31, 1998. The Adviser may be deemed to be the beneficial owner of such shares, but disclaims any beneficial interest in such shares.

      As of March 31, 1998, 173,906 shares in the aggregate or 10.33% of the outstanding shares of Zero Coupon 2000 Fund, were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership in them.

      To the knowledge of the Funds, as of March 31, 1998, no person owned beneficially more than 5% of Short Term Bond Fund's outstanding shares or more than 5% of Zero Coupon 2000 Fund's outstanding shares except as stated above.

      The Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder funds.



                                     REMUNERATION

Responsibilities of the Board--Board and Committee Meetings

      The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. (the "Adviser"). These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

      The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Funds' investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

      All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.


      The Independent Trustees met two times during 1997, including Board and Committee meetings and meetings to review each Fund's contractual arrangements as described above.


Compensation of Officers and Trustees


      The Independent Trustees receive the following compensation from the Funds of Scudder Funds Trust: an annual trustee's fee of $2,400 for a Fund in which assets do not exceed $100 million, $4,800 for assets which exceed $100 million, but not exceeding $1 billion, and $7,200 if assets exceed $1 billion; a fee of $150 for attendance at each board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Trust for the Funds and the Adviser or any affiliate of the Adviser; $75 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement or health insurance.

      The Independent Trustees also serve in the same capacity for other funds managed by Scudder. These funds differ broadly in type an complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1997 from the Trust and from all of Scudder funds as a group.

                 Name            Scudder Funds Trust*        All Scudder Funds
                 ----            --------------------        -----------------

       Henry P. Becton, Jr.**        $2,022                $113,974   (23 funds)

       Dawn-Marie Driscoll**         $2,022                $107,142   (23 funds)

       Peter B. Freeman,**           $9,215                $137,011   (42 funds)

       George M. Lovejoy, Jr.**      $2,022                $138,533   (21 funds)

       Wesley Marple, Jr.**          $2,022                $120,549   (22 funds)

       Jean C. Tempel**              $2,022                $121,924   (22 funds)

* Scudder Funds Trust consists of two Funds: Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund.

**    Elected Trustee on October 24, 1997

      Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR


      The Trust, on behalf of each Fund, has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated July 15, 1985 remains in effect from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. The continuance of the underwriting agreement was most recently approved by the Trustees on August 12, 1997 and will continue in effect until September 30, 1998.


      Under the underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Trust's registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker/dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemption's (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Trust and the Distributor.

      The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of Fund shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Trust.

      Note: Although no Fund has a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that each Fund will also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

      As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

                                      TAXES


      (See "Distribution and performance information--Dividends and capital gains distributions" and "Transaction information--Tax information,
               Tax identification number" in a Fund's prospectus.)

      Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Each Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

      Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.


      Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.


      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between the shareholder's pro rata share of such gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.


      Distributions of investment company taxable income are taxable to shareholders as ordinary income.


      Dividends from domestic corporations are not expected to comprise a substantial part of either of the Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

      Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on a Fund's holding period for the assets giving rise to the gain), regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA ($2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      Investor income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate those foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

      Over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in the Fund's portfolio similar to the property underlying the put option. If the Fund writes an option, no gain is recognized upon its receipt of a premium. If a call option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

      Many futures and forward contracts entered into by a Fund and listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

      Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options, foreign currency futures and forward contracts and may make certain tax elections in connection with these investments.

      Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund-level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

      Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

      Allocation of brokerage is supervised by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

      To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

      Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.


      The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.



Portfolio Turnover


      The portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities with maturities at time of acquisition of one year or less. The portfolio turnover rate for Short Term Bond Fund was 61.8% and 39.4% for the fiscal years ended December 31, 1996 and 1997, respectively. The portfolio turnover rate for Zero Coupon 2000 Fund was 85.2% and 5.74% for the fiscal years ended December 31, 1996 and 1997, respectively.

      Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet each Fund's objective.

                                 NET ASSET VALUE

      The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

      An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the Nasdaq Stock Market ("Nasdaq") system is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.


      Debt securities, other than short-term securities, are valued at prices supplied by the Funds' pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.


      If, in the opinion of the Trust's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.


      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


      The Financial Highlights of each Fund included in the Fund's prospectus, and the Financial Statements incorporated by reference in the Statement of Additional Information will be so included or incorporated by reference in reliance on the report of Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given upon their authority as experts in accounting and auditing. Coopers & Lybrand, L.L.P. is responsible for performing annual audits of the financial statements and financial highlights of each Fund in accordance with Generally Accepted Auditing Standards, and the preparation of federal tax returns.


Shareholder Indemnification

      The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust and a disclaimer stating that each series shall not be liable for the obligations of any other series. The Declaration of Trust also provides for indemnification out of the Trust's property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Other Information

      Short Term Bond Fund's CUSIP number is 810902-20-5.

      Zero Coupon 2000 Fund's CUSIP number is 810902-23-9.

      Each Fund has a fiscal year ending on December 31.

      Portfolio securities of each Fund are held separately, pursuant to a custodian agreement, by the Funds' custodian, State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02101.


      The law firm of Dechert Price & Rhoads is counsel to each Fund.


      Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, serves as independent accountants to the Trust.


      Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds.

      Short Term Bond Fund and Zero Coupon 2000 Fund each pays Scudder Fund Accounting Corporation an annual fee equal to .025% of the first $150 million of average daily net assets, .0075% of such assets in excess of $150 million up to $1 billion and .0045% of such assets in excess of $1 billion, plus transaction holding charges. Scudder Fund Accounting Corporation charged Short Term Bond Fund an aggregate fee of $173,925, of which $13,765 was unpaid at December 31, 1997. Scudder Fund Accounting Corporation charged Zero Coupon 2000 Fund $26,394, of which $11,106 was not imposed, and $10,769 was unpaid at December 31, 1997.

      Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for each Fund. Each Fund pays Scudder Service Corporation an annual fee for each account maintained as a participant. Short Term Bond Fund and Zero Coupon 2000 Fund each pays Scudder Service Corporation an annual fee of $26.00 for each account maintained for a shareholder. The fees incurred by Short Term Bond Fund for the fiscal year ended December 31, 1997 amounted to $1,966,378, of which $144,271 was unpaid at December 31, 1997. The fees incurred by Zero Coupon 2000 Fund for the fiscal year ended December 31, 1997 amounted to $46,588, of which $19,604 was not imposed, and $7,723 was unpaid at December 31, 1997.

      Scudder Trust Company, an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by a Fund to Scudder Trust Company for such accounts. Short Term Bond Fund and Zero Coupon 2000 Fund each pays Scudder Trust Company a fee of $29.00 for each account maintained. The fees incurred by Short Term Bond for the fiscal year ended December 31, 1997 were $611,127, of which $48,871 was unpaid at December 31, 1997. The fees incurred by Zero Coupon 2000 Fund for the fiscal year ended December 31, 1997 amounted to $8,564, of which $3,604 was not imposed, and $111 was unpaid at December 31, 1997

      This Statement of Additional Information combines the information of both Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund. Each Fund, through its individual prospectus, offers only its own shares, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of a combined Statement of Additional Information.


      The name "Scudder Funds Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated June 24, 1981, as amended from time to time, and all persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of the Trust. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with a Fund must look only to the assets of a Fund for the enforcement of any claims against a Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of a Fund.


      SCUDDER FUNDS TRUST, Two International Place, Boston, Massachusetts 02110, has filed with the U.S. Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the 1933 Act, as amended, with respect to the shares of Short Term Bond Fund and Zero Coupon 2000 Fund offered by each Fund's prospectus. Each Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and its amendments, certain parts of which are omitted in accordance with Rules and Regulations of the SEC. The Registration Statement and its amendments, may be inspected at the principal office of the SEC at 450 Fifth Street, N.W., Washington and copies thereof may be obtained from the SEC at prescribed rates.


                              FINANCIAL STATEMENTS

Scudder Short Term Bond Fund


      The financial statements, including the Investment Portfolio, of Scudder Short Term Bond Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1997, are incorporated by reference herein and are hereby deemed to be a part of this Statement of Additional Information.

Scudder Zero Coupon 2000 Fund


      The financial statements, including the Investment Portfolio, of Scudder Zero Coupon 2000 Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements, attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1997, are incorporated by reference herein and are hereby deemed to be a part of this Statement of Additional Information.


                           RATINGS OF CORPORATE BONDS

      The two highest ratings of Moody's for corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

      The two highest ratings of S&P for corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated securities. S&P's BBB rated bonds, or medium-grade category bonds, are between sound obligations and those where the speculative elements begin to predominate. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

                                    GLOSSARY

1.    Bond

      A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semi-annually in amounts equal to one-half the annual interest rate.

2.    Debt Obligation

      A general term which includes fixed income and variable rate securities, obligations issued at a discount and other types of securities which evidence a debt.

3.    Discount and Premium

      (a) Market Discount and Premium - A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market value and face value.

      (b) Original Issue Discount - An original issue discount is the discount from face value at which the bond is first offered to the public.

4.    Face Value

      The value of a bond that appears on the face of the bond, unless the value is otherwise specified by the issuing company. Face value is ordinarily the amount the issuing company promises to pay at maturity. Face value is not an indication of market value.

5.    Fixed Income Obligation

      An instrument under which the lender agrees to pay interest, either at a stated rate or according to a specified formula, over the life of the instrument, as well as to repay principal at maturity.

6.    Investment Company Taxable Income

      The investment company taxable income of a Fund includes dividends, interest (including original issue discount) and net short-term capital gains in excess of long-term capital losses, less expenses.

7.    Liquidation

      The process of converting securities or other property into cash.

8.    Maturity

      The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

9.    Maturity Date

      Zero Coupon Fund will mature on the third Friday in December 2000 and proceeds of the liquidation of the Fund will be distributed shortly thereafter.

10.   Maturity Value

      The actual maturity value per share of Zero Coupon Fund will be the actual net asset value per share on the Maturity Date.

      When used with respect to periods prior to the Maturity Date, maturity value means an estimate of the approximate anticipated net asset value per share of Zero Coupon 2000 Fund on its Maturity Date, calculated by dividing the aggregate face value of all securities in the Fund increased by any unamortized premiums and decreased by any unamortized original issue discounts plus all other assets, minus all liabilities, by the number of outstanding shares at the time of calculation of Maturity Value.

11.   Maturity Year

      The calendar year in which Zero Coupon 2000 Fund will mature. All investments in a Fund will mature within two years of the Fund's Maturity Year.

12.   Net Asset Value Per Share

      The value of the share of a Fund for purposes of sales and redemptions. (See "NET ASSET VALUE.")

13.   Net Investment Income

      The net investment income of a Fund is comprised of its interest income, including amortizations of original issue and certain market discounts, less amortizations of premiums and expenses paid or accrued.

14.   Par Value

      Par value of a bond is a dollar amount representing the denomination and assigned value of the bond. It signifies the dollar value on which interest on the bonds is computed and is usually the same as face value and maturity value for an individual bond. For example, most bonds are issued in $1,000 denominations and they have a face value, maturity value and par value of $1,000. Their market price can of course vary significantly from $1,000 during their life between issuance and maturity.

15.   Target or Target Year

      See Maturity Year.

16.   Target Date

      See Maturity Date.

17.   Zero Coupon Security

      A non-interest (non-cash) paying debt obligation which is issued at a substantial discount from its face value. Income is accrued over the life of the obligation, and cash equal to the face value is due at maturity.

                            Compound Interest Table^1

      The table below shows the return on $100 over 5, 10 and 15 year periods assuming interest rates of 5%, 7%, 9%, 11% and 13%.

                                        Years
                                        -----

     Interest Rate            5          10          15

           5%              $128.0      $163.8      $209.7
           7%               141.0       198.9       280.6
           9%               155.2       241.1       374.5
          11%               170.8       291.7       498.3
          13%               187.7       352.3       661.4

      1 Compounded semiannually at one-half the annual rate similar to normal bond calculation of yield-to-maturity. The calculation is different from a calculation of anticipated growth which involves additional assumptions. (See "THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES--Management of Reinvestment Risk and Anticipated Growth of Zero Coupon 2000 Fund" and "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.")

Scudder
Zero Coupon
2000 Fund


Annual Report
December 31, 1997


Pure No-Load(TM) Funds


For investors who seek as high an investment return over a selected period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                          Scudder Zero Coupon 2000 Fund

--------------------------------------------------------------------------------
Date of Inception: 2/4/86    Total Net Assets as of        Ticker Symbol:  SGZTX
                             12/31/97: $20.4 million
--------------------------------------------------------------------------------

o In a year that proved to be rewarding for fixed-income investors, Scudder Zero Coupon 2000 Fund posted a positive total return of 6.53% for its most recent fiscal year ended December 31, 1997.


o The Fund provided a 30-day net annualized SEC yield of 4.86% as of December 31, 1997.




                                Table of Contents

   3  Letter from the Fund's President     14  Notes to Financial Statements
   4  Performance Update                   17  Report of Independent Accountants
   5  Portfolio Management Discussion      18  Shareholder Meeting Results
   8  Glossary of Investment Terms         20  Officers and Trustees
   9  Investment Portfolio                 21  Investment Products and Services
  10  Financial Statements                 22  Scudder Solutions
  13  Financial Highlights


                       2 - Scudder Zero Coupon 2000 Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Zero Coupon 2000 Fund's performance over its most recent fiscal year ended December 31, 1997. The Fund's managers continue to invest in high quality U.S. Treasuries, with almost all maturities set within one year of the Fund's 2000 target date. Given the Fund's relatively short time to maturity, the Fund's philosophy is to seek as high an investment return over a selected period as is consistent with the minimization of investment risk. For more information on the Fund's investment strategy, results, and outlook, please read the portfolio management discussion beginning on page 5.

     For those of you who are interested in new Scudder products, we recently introduced a new industry sector fund, Scudder Financial Services Fund. One of Scudder's Choice Series sector funds, the Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology.

     Finally, as you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     If you have any questions regarding Scudder Zero Coupon 2000 Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund

                       3 - Scudder Zero Coupon 2000 Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                      Total Return
Period    Growth     --------------
Ended       of                 Average
12/31/97  $10,000   Cumulative  Annual
--------------------------------------
SCUDDER ZERO COUPON 2000 FUND
--------------------------------------
1 Year    $ 10,653      6.53%    6.53%
5 Year    $ 13,638     36.38%    6.40%
10 Year   $ 24,899    148.99%    9.55%

--------------------------------------
LB GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------
1 Year    $ 10,975      9.75%    9.75%
5 Year    $ 14,430     44.30%    7.61%
10 Year   $ 23,984    139.84%    9.13%
--------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER ZERO COUPON 2000 FUND
Year            Amount
----------------------
'87            $10,000
'88            $11,171
'89            $13,449
'90            $14,067
'91            $16,884
'92            $18,257
'93            $21,178
'94            $19,500
'95            $23,221
'96            $23,372
'97            $24,899

LB GOVERNMENT/CORPORATE BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,759
'89            $12,291
'90            $13,307
'91            $15,450
'92            $16,621
'93            $18,459
'94            $17,811
'95            $21,240
'96            $21,853
'97            $23,894

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.92   $ 12.61  $ 12.27  $ 13.76  $ 12.55  $ 12.85  $ 10.95  $ 12.38  $ 11.77  $ 11.88
INCOME DIVIDENDS..   $   .63   $   .52  $   .83  $   .94  $   .93  $   .83  $   .31  $   .62  $   .68  $   .63
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .03   $  .08  $    --  $  1.39  $   .89  $   .59  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........     11.71     20.39     4.59    20.03     8.13    16.00    -7.92    19.08      .65     6.53
INDEX TOTAL
RETURN (%)........      7.58     14.23     8.28    16.12     7.58    11.03    -3.51    19.24     2.90     9.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                        4 - Scudder Zero Coupon 2000 Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Zero Coupon 2000 Fund provided a 30-day net annualized SEC yield of 4.86% as of December 31, 1997. The Fund's total return of 6.53% for the 12-month period reflects a $0.11 increase in the Fund's net asset value to $11.88, plus $0.63 per share in income distributions. The unmanaged Lehman Brothers Government/Corporate Bond Index's return during the same period was 9.75%. The difference in return between the Fund and its comparative index mirrors the Fund's ever-shortening average maturity.

Scudder Zero Coupon 2000 Fund seeks to provide investors with as high an investment return over a selected period as is consistent with direct investments in government securities and the minimization of reinvestment risk, with the additional advantages of professional management, diversification, and liquidity. The Fund invests in high quality zero coupon bonds that pay no current income but, similar to savings bonds, are issued at substantial discounts to their value at maturity. When held to maturity, a zero coupon bond's entire return comes from the difference between its issue price and its par value.

                        Bonds Benefit as Inflation Fades

The year 1997 was rewarding for most bond investors as the market's focus gradually shifted from the possibility of an overheating U.S. economy and increases in inflation to the Asian currency crisis and speculation about deflation. As Asian currencies such as the Korean won and the Thai baht surrendered approximately half of their value versus the U.S. dollar from July to December, expectations grew that lower-cost Asian imports and reduced profit expectations for global U.S.-based companies would keep the domestic economy and inflation under control for some time to come, despite near full employment. Yield declines -- as shown in the chart above -- and price gains in the Treasury bond sector reflected this favorable environment.

THE ORIGINAL DOCUMENT HAS A LINE CHART HERE

LINE CHART TITLE:

U.S. Treasury Yield Curve
12/31/96 versus 12/31/97

LINE CHART DATA:


                     12/31/97            12/31/96

 ---------------------------------------------------------------
 3 mos               5.186%              5.342%

 6 mos               5.297               5.435

 1 yr                5.488               5.476

 2 yrs               5.868               5.642

 3 yrs               6.010               5.669

 5 yrs               6.206               5.705

 10 yrs              6.418               5.741

 30 yrs              6.641               5.924


                                Portfolio Review

Our goal in managing Scudder Zero Coupon 2000 Fund is to maximize the value of your investment on the December 2000 maturity date. Since zero coupon bonds such as those held by the Fund lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the

                       5 - Scudder Zero Coupon 2000 Fund
maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than that provided by many other fixed-income investments.

As the Fund approaches its maturity in the year 2000, we continue to gradually shorten the duration of the Fund, keeping over 90% of the bonds in the Fund's portfolio within two months of the target date, and almost 99% within one year of the date. For the same reason, we are keeping the Fund's duration in a neutral stance in terms of its permissible range: As of December 31, 1997, the Fund's duration was 3 years, in the middle of its allowable range of two years to four years. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates and the more stable its price is likely to be.)


                          Economic and Market Prospects


Amid the gloom (and economic pain for the people of Asia) of the Asian currency crisis is a ray of sunshine -- the relaxing of inflation worries in the U.S. bond market. Though no one can predict exactly how long this period of tranquility for bond investors will last, we expect this slow-growth, low-inflation environment to continue and to


                        6 - Scudder Zero Coupon 2000 Fund
benefit Treasury investors over the coming months. As we approach Scudder Zero Coupon 2000 Fund's target year, we will monitor events influencing the bond market closely and adjust the Fund's duration and maturity structure accordingly. We will continue to seek to maximize the Fund's net asset value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Timothy G. Raney              /s/Stephen A. Wohler

Timothy G. Raney                 Stephen A. Wohler


                               Scudder Zero Coupon
                                   2000 Fund:
                          A Team Approach to Investing

  Scudder Zero Coupon 2000 Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by SKI's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Zero Coupon 2000 Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Timothy G. Raney has responsibility for overseeing the Fund's day-to-day operations and setting the Fund's investment strategy. Tim, who has eight years of investment industry experience, joined the Adviser in 1989 as a taxable securities trader and also played a key role in the development of automated trade and compliance software. Stephen Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Steve has over 15 years' experience managing fixed income investments and has been with SKI since 1979.

                       7 - Scudder Zero Coupon 2000 Fund

                          Glossary of Investment Terms

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 TREASURIES                       Negotiable debt obligations of the U.S.
                                  government, secured by its full faith and credit, and issued at various schedules and maturities.

 ZERO COUPON BOND                 A bond that makes no periodic interest
                                  payments but instead is sold at a deep
                                  discount from its face value. The buyer of such a bond receives a rate of return through the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                       8 - Scudder Zero Coupon 2000 Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 100.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.125%, 11/30/98 ....................................................        100,000                99,562
U.S. Treasury Note, 5%, 1/31/99 .........................................................        150,000               149,016
U.S. Treasury Separate Trading Registered Interest and Principal, 5/15/00, (5.65*) ......        630,000               552,019
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/00, (5.68*) .....      9,999,000             8,513,149
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/01, (5.70*) ......     10,980,000             9,211,451
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/01, (5.72*) .....      2,388,000             1,919,307
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities (Cost $19,842,017)                                                                 20,444,504
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $19,842,017) (a)                                                         20,444,504
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $19,898,013. At December 31, 1997, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $546,491.

    * Bond equivalent yield to maturity; not a coupon rate (unaudited).

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Zero Coupon 2000 Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $19,842,017) .................     $  20,444,504
                 Interest receivable ..................................................             3,589
                 Receivable for Fund shares sold ......................................           106,411
                 Other assets .........................................................               380
                                                                                           ----------------
                 Total assets .........................................................        20,554,884
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ................................................            33,273
                 Other payables and accrued expenses ..................................            67,639
                                                                                           ----------------
                 Total liabilities ....................................................           100,912
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  20,453,972
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................           734,074
                 Unrealized appreciation on investments ...............................           602,487
                 Accumulated net realized loss ........................................        (1,330,864)
                 Paid-in capital ......................................................        20,448,275
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  20,453,972
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                 ($20,453,972 / 1,721,605 outstanding shares of beneficial                 ----------------
                 interest, $.01 par value, unlimited number of shares authorized) .....            $11.88
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Zero Coupon 2000 Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $   1,387,950
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................           129,600
                 Services to shareholders .............................................            97,995
                 Custodian and accounting fees ........................................            42,223
                 Trustees' fees and expenses ..........................................            22,312
                 Auditing .............................................................            25,808
                 Reports to shareholders ..............................................            27,653
                 Registration fees ....................................................            14,766
                 Legal ................................................................            13,713
                 Other ................................................................             5,527
                                                                                            -----------------
                 Total expenses before reductions .....................................           379,597
                 Expense reductions ...................................................          (163,914)
                                                                                            -----------------
                 Expenses, net ........................................................           215,683
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          1,172,267
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ...................................           161,395
                 Net unrealized appreciation on investments during the period .........             1,997
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                              163,392
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   1,335,659
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Zero Coupon 2000 Fund

                       Statements of Changes in Net Assets

                                                                                      Years Ended December 31,
Increase (Decrease) in Net Assets                                                       1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ..........................................   $  1,172,267     $  1,432,554
                Net realized gain (loss) from investments ......................        161,395         (261,794)
                Net unrealized appreciation (depreciation) on investments
                   during the period ...........................................          1,997       (1,086,030)
                                                                                  ---------------  ---------------
                Net increase in net assets resulting from operations ...........      1,335,659           84,730
                                                                                  ---------------  ---------------
                Distributions to shareholders from net investment income .......     (1,127,761)      (1,477,442)
                                                                                  ---------------  ---------------
                Fund share transactions:
                Proceeds from shares sold ......................................      3,450,490        6,651,479
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................      1,105,633        1,435,813

                Cost of shares redeemed ........................................     (9,750,463)     (10,477,503)
                                                                                  ---------------  ---------------
                Net decrease in net assets from Fund share transactions ........     (5,194,340)      (2,390,211)
                                                                                  ---------------  ---------------
                Decrease in net assets .........................................     (4,986,442)      (3,782,923)
                Net assets at beginning of period ..............................     25,440,414       29,223,337
                Net assets at end of period (including undistributed net          ---------------  ---------------
                investment income of $734,074 and $689,568, respectively) ......   $ 20,453,972     $ 25,440,414
                                                                                  ---------------  ---------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ......................      2,161,757        2,359,785
                                                                                  ---------------  ---------------
                Shares sold ....................................................        290,883          560,049
                Shares issued to shareholders in reinvestment of
                   distributions ...............................................         96,147          122,172
                Shares redeemed ................................................       (827,182)        (880,249)
                                                                                  ---------------  ---------------
                Net decrease in Fund shares ....................................       (440,152)        (198,028)
                                                                                  ---------------  ---------------
                Shares outstanding at end of period ............................      1,721,605        2,161,757
                                                                                  ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Zero Coupon 2000 Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended December 31,
                                    1997(a)     1996(a)      1995     1994     1993     1992     1991     1990     1989     1988
   ------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning          ---------------------------------------------------------------------------------------------
  of period ......................  $11.77      $12.38      $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92   $10.34
                                    ---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ............     .63         .64         .65      .59      .79      .94      .99      .86      .51      .63
Net realized and unrealized gain
  (loss) on investments ..........     .11        (.57)       1.40    (1.59)    1.23      .17     1.44     (.29)    1.73      .58
Total from investment               ---------------------------------------------------------------------------------------------
  operations .....................     .74         .07        2.05    (1.00)    2.02     1.11     2.43      .57     2.24     1.21
                                    ---------------------------------------------------------------------------------------------
Less distributions:
From net investment income .......    (.63)       (.68)       (.62)    (.31)    (.83)    (.93)    (.94)    (.83)    (.52)    (.63)
From net realized gains on
  investments ....................      --          --          --     (.59)    (.89)   (1.39)      --     (.08)    (.03)      --
                                    ---------------------------------------------------------------------------------------------
Total distributions ..............    (.63)       (.68)       (.62)    (.90)   (1.72)   (2.32)    (.94)    (.91)    (.55)    (.63)
                                    ---------------------------------------------------------------------------------------------
Net asset value, end of             ---------------------------------------------------------------------------------------------
  period .........................  $11.88      $11.77      $12.38   $10.95   $12.85   $12.55   $13.76   $12.27   $12.61   $10.92
   ------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .............    6.53         .65       19.08    (7.92)   16.00     8.13    20.03     4.59    20.39    11.71
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ...................      20          25          29       25       31       29       33       33       32        5
Ratio of operating expenses,
  net to average daily net
  assets (%) .....................    1.00        1.00        1.00     1.00     1.00     1.00     1.00     1.00     1.00     1.00
Ratio of operating expenses before
  expense reductions, to average
  daily net assets (%) ...........    1.76        1.45        1.48     1.47     1.28     1.28     1.23     1.39     1.62     3.37
Ratio of net investment income to
  average daily net assets (%) ...    5.44        5.42        5.59     5.23     5.29     6.38     7.12     7.62     7.10     8.10
Portfolio turnover rate (%) ......    5.74        85.2        86.6     89.3    101.6    118.8     90.7     98.5     87.1    149.2

(a)   Based on monthly average shares outstanding during the period.
(b)   Total returns would have been lower had certain expenses not been reduced.


                       13 - Scudder Zero Coupon 2000 Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $1,275,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($723,000), December 31, 2003 ($178,000), and December 31, 2004 ($374,000)
the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant


                       14 - Scudder Zero Coupon 2000 Fund
accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $1,246,960 and $7,844,015, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until April 30, 1998. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $129,600, all of which was not imposed.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $46,588, of which $19,604 was not imposed, and $7,723 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $8,564, of which $3,604 was not imposed, and $111 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $26,394, of which $11,106 was not imposed, and $10,769 is unpaid at December 31, 1997.


                       15 - Scudder Zero Coupon 2000 Fund

The Fund pays each Trustee not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $22,312.


                       16 - Scudder Zero Coupon 2000 Fund

                        Report of Independent Accountants

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Zero Coupon 2000 Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Zero Coupon 2000 Fund including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Zero Coupon 2000 Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
February 11, 1998


                       17 - Scudder Zero Coupon 2000 Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Zero Coupon 2000 Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                   Number of Votes:
                                                   ----------------

              Director                      For                      Withheld
              --------                      ---                      --------

 Henry P. Becton, Jr.                     864,722                     41,139

 Dawn-Marie Driscoll                      883,808                     42,053

 Peter B. Freeman                         884,915                     40,946

 George M. Lovejoy, Jr.                   888,114                     37,747

 Dr. Wesley W. Marple, Jr.                888,114                     37,747

 Daniel Pierce                            888,308                     37,553

 Kathryn L. Quirk                         887,907                     37,954

 Jean C. Tempel                           884,253                     41,608


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against          Abstain       Broker Non-Votes*
         ---            -------          -------       -----------------

       846,297          34,327            45,237              911

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

        For            Against           Abstain       Broker Non-Votes*
        ---            -------           -------       -----------------

      921,736          66,176             64,850              909


                       18 - Scudder Zero Coupon 2000 Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

        For            Against           Abstain       Broker Non-Votes*
        ---            -------           -------       -----------------

      925,395          57,220             70,147              909

5. To approve the revision of certain fundamental investment policies.


                                                                        Number of Votes:
                                                                        ----------------
                                                                                                       Broker
            Fundamental Policies                    For             Against          Abstain         Non-Votes*
            --------------------                    ---             -------          -------         ----------


       5.1  Diversification                       800,708           51,639            72,603             911

       5.2  Borrowing                             795,238           57,108            72,604             911

       5.3  Senior securities                     796,950           57,016            70,984             911

       5.4  Concentration                         796,642           57,324            70,984             911

       5.5  Underwriting of securities            800,708           50,233            74,009             911

       5.6  Investment in real estate             802,328           48,614            74,008             911

       5.7  Purchase of physical commodities      799,169           51,772            74,009             911

       5.8  Lending                               800,910           50,031            74,009             911

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                 Number of Votes:
                                 ----------------

            For                       Against                    Abstain
            ---                       -------                    -------

          864,900                     13,903                      47,058

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       19 - Scudder Zero Coupon 2000 Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Treasurer and Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                       20 - Scudder Zero Coupon 2000 Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       21 - Scudder Zero Coupon 2000 Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       22 - Scudder Zero Coupon 2000 Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       23 - Scudder Zero Coupon 2000 Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]

Scudder
Short Term
Bond Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

Seeks to provide a high level of income consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
Date of Inception:  4/24/84  Total Net Assets as of      Ticker Symbol:  SCSTX
                             6/30/98: $1,062 million
--------------------------------------------------------------------------------

o Scudder Short Term Bond Fund's 30-day net annualized SEC yield at the end of June was 5.46%, comparing favorably with the 5.01% average yield for taxable money market funds tracked by IBC/Donoghue.

o During a challenging period for short-term fixed-income investments, the Fund produced a six-month total return of 1.74% and a twelve-month return of 5.25%. The average short-term bond fund, as tracked by Lipper Analytical Services returned 2.82% and 6.28% for the same periods.

o The Fund continued to hold a broadly diversified mix of short-maturity alternatives to U.S. Treasuries to pursue its objective of high current income with a high degree of principal stability.

o The Fund maintained its high quality orientation, with 68% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's as of June 30, 1998.



                                Table of Contents

   3  Letter from the Fund's President   14  Financial Statements
   4  Performance Update                 17  Financial Highlights
   5  Portfolio Summary                  18  Notes to Financial Statements
   6  Portfolio Management Discussion    21  Investment Products and Services
   8  Glossary of Investment Terms       22  Scudder Solutions
   9  Investment Portfolio


                        2 - Scudder Short Term Bond Fund

                        Letter from the Fund's President

Dear Shareholders,

We are pleased to report to you on Scudder Short Term Bond Fund's performance over its most recent semiannual period ended June 30, 1998. The Fund posted a modest 1.74% total return for the period, as shorter-maturity fixed income securities generally traded in a narrow range. On June 30, the Fund's yield was 5.46%, considerably higher than the current low level of U.S. inflation. As the Fund's managers state in the portfolio management discussion that begins on page 6, we believe the Asian economic downturn could continue to dampen U.S. growth, contributing to a supportive environment for bonds over the coming months.

For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing, respectively. Please see page 21 for more information on Scudder products and services.

If you have any questions regarding Scudder Short Term Bond Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Short Term Bond Fund


                        3 - Scudder Short Term Bond Fund

PERFORMANCE UPDATE as of June 30, 1998
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                Average
6/30/98    $10,000   Cumulative  Annual
-----------------------------------------
SCUDDER SHORT TERM BOND FUND
-----------------------------------------
1 Year     $ 10,525      5.25%    5.25%
5 Year     $ 12,424     24.24%    4.44%
10 Year*   $ 20,025    100.25%    7.19%

-----------------------------------------
SALOMON BROTHERS INC. TREASURY/GOVERNMENT
SPONSORED CORPORATE INDEX (1-3 YEARS)
-----------------------------------------
1 Year     $ 10,684      6.84%    6.84%
5 Year     $ 13,170     31.70%    5.66%
10 Year*   $ 20,225    102.25%    7.29%
-----------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER SHORT TERM BOND FUND
Year            Amount
----------------------
'88            $10,000
'89            $10,890
'90            $11,806
'91            $13,017
'92            $14,387
'93            $15,357
'94            $15,619
'95            $16,819
'96            $17,757
'97            $18,930
'98            $20,225

SALOMON BROTHERS INC. TREASURY/GOVERNMENT
SPONSORED CORPORATE INDEX (1-3 YEARS)
Year            Amount
----------------------
'88            $10,000
'89            $10,979
'90            $12,003
'91            $13,513
'92            $14,861
'93            $16,118
'94            $16,212
'95            $17,050
'96            $17,922
'97            $19,027
'98            $20,025

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.63   $ 11.58  $ 11.89  $ 12.01  $ 12.12  $ 11.37  $ 11.19  $ 11.03  $ 11.00  $ 10.92
INCOME DIVIDENDS..   $   .71   $  1.03  $  1.09  $  1.03  $   .87  $   .76  $   .74  $   .72  $   .69  $   .64
CAPITAL GAINS
DISTRIBUTIONS.....   $   .03   $   .06   $   --  $    --  $    --  $   .07  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........      9.80      9.33    12.58     9.98     8.45      .58     5.17     5.11     6.17     5.25
INDEX TOTAL
RETURN (%)........      8.91      8.41    10.27    10.50     6.76     1.69     7.68     5.57     6.61     6.84

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses.
*The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 81.76% and 6.87%, respectively.



                        4 - Scudder Short Term Bond Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Corporate Bonds                              31%
Asset-Backed Securities                      18%
Government National Mortgage Association     16%
Collateralized Mortgage Obligations          15%
U.S. Government Agency Pass-throughs         10%
U.S. Government Obligations                   6%
Cash Equivalents                              4%
------------------------------------------------
                                            100%
------------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We have been increasing the
Fund's exposure to corporate
bonds as a precautionary
measure. We believe these bonds
would provide additional safety if
U.S. economic growth slows.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
U.S. Government & Agencies                   32%
AAA*                                         27%
AA                                            9%
A                                             3%
BBB                                          29%
------------------------------------------------
                                            100%
------------------------------------------------
Weighted average quality: AA
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The overall quality of the Fund's
portfolio holdings remains high.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Under 1 year                                 14%
1 - 5 years                                  76%
5 - 8 years                                   8%
8 years or greater                            2%
------------------------------------------------
                                            100%
------------------------------------------------
Weighted average effective maturity: 2.63 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continued to maintain
a relatively neutral position on
maturities, with a portfolio
duration range of 1.6 to 1.8 years
during the period.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - Scudder Short Term Bond Fund

                         Portfolio Management Discussion

We recently asked Scudder Short Term Bond Fund's Co-Lead Portfolio Managers, Stephen Wohler and Robert Cessine, to discuss fund strategy and market conditions during the first half of 1998.

Q: How would you characterize the investment environment over the past six months?

A: It was a period of strong economic growth, muted inflation and relatively stable interest rates -- a market that favored equity over fixed income investing. While the bond market rallied for longer maturities, short-term rates held fairly steady due to the unchanging policy of the Federal Reserve, creating a more challenging environment for the short-term issues in which the Fund invests.

Q: How did Scudder Short Term Bond Fund perform during the six-month period?

A: Scudder Short Term Bond Fund continued to provide investors with a competitive, high-yielding alternative for their short-term cash reserves, providing a 30-day net annualized SEC yield of 5.46% at the end of June, compared with 5.01% on average for the taxable money market funds tracked by IBC/Donoghue, an independent research firm. The Fund historically has maintained a comfortable yield advantage over money market funds. Of course, money market funds seek to maintain a stable principal value, while the Fund's net asset value will fluctuate with changing market conditions.

From a total return standpoint, however, the Fund did not perform up to our expectations. It provided a total return of 1.74% for the six months ending June 30, 1998 compared to 2.82% for the average short-term bond fund tracked by Lipper Analytical Services. At the beginning of the year, the Fund was positioned to capture yield, but this strategy was not rewarded. While the overall quality of the Fund's holdings remained high, relatively large positions in weak areas such as asset-backed securities and REITs detracted from the Fund's performance. In addition, high coupon mortgage pass-throughs also underperformed due to rapid prepayments caused by refinancing activity as mortgage rates continued to decline.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

 Treasury Yields:
 December 31, 1997, versus June 30, 1998

LINE CHART DATA:


 Maturity                    Yield
 -------------------------------------------------
                12/31/97          6/30/98
 -------------------------------------------------
 3 mos           5.342%            5.093%

 6 mos           5.435             5.233

 1 yr            5.476             5.365

 2 yrs           5.642             5.475

 3 yrs           5.669             5.491

 5 yrs           5.705             5.465

 10 yrs          5.741             5.446

 30 yrs          5.924             5.626


Q: At the end of the period, 18% of the portfolio was in asset-backed securities. What are they, and how do they differ from other types of fixed-income investments?

A: Historically, most bonds in the public debt market have been issued either on an unsecured basis, based on the financial strength of a corporation, or on a secured basis, backed by high quality collateral. Asset-backed securities evolved from the secured bond market, but unlike most of the secured bond

                        6 - Scudder Short Term Bond Fund
market, they have been designed to insulate investors from the performance of the issuing corporations. With asset-backed securities, the securities perform based on the collateral, not the issuer. Even if the issuer goes bankrupt, investors should still receive 100% of principal and interest payments from the security. Historically, asset-backed securities have been one of the higher yielding, lower risk investment options in the bond market.

Over the past six months, the Fund's manufactured housing and home equity asset-backed securities underperformed, but we continue to believe they offer good longer-term upside potential and a valuable source of diversification.

Q: Did you make any changes in the Fund's investment strategy during the first half of the year?

A: We have been increasing the Fund's exposure to corporate bonds, which accounted for 31% of the portfolio at the end of the period and now constitute the Fund's largest sector weighting. To the extent possible, we are focusing our corporate purchases in non-cyclical areas, such as consumables, cable TV, and media. Although we don't anticipate a recession, we believe these sectors would provide greater safety in a recessionary environment. We have also tried to increase the upside potential of the portfolio in case short-term interest rates fall. This included reducing the Fund's premium mortgages position from 31% at the beginning of the year to 24% on June 30, 1998. That money has been reallocated to new asset- backed securities and corporate bonds. At the end of the period, asset-backed securities accounted for 18% of the portfolio.

Q: What about the Fund's duration?

A: Duration measures a portfolio's sensitivity to interest rate changes, and is adjusted by altering the mix of securities. The shorter a portfolio's duration, the less its net asset value will be affected by rising interest rates. As a short-term bond fund, the Fund's duration will never exceed that of a 3-year Treasury note -- about 2.5 years. The Fund's duration remained in the 1.6 to 1.8 year range throughout the period, in anticipation of a possible rise in short term rates. This had little effect on performance, as short-term rates remained relatively stable between January and June.

Q: What is your outlook for the rest of the year?

A: We are cautiously optimistic about the bond market. We believe the slowdown in Asia may help keep U.S. economic growth to acceptable levels -- less than 3.0% -- which would be a supportive environment for bonds. Inventory buildup in the first quarter may also lead to slower growth in the second half of the year. We believe inflation will remain restrained, and in the absence of the economy picking up steam, we would expect the Federal Reserve Board to stay on the sidelines. It has been an unusual period, with the Federal Funds rate pegged at 5.5% and short-term interest rates even lower. Even so, U.S. rates are still higher than those in Europe and Japan. And with very little difference in yields between short-and long-term bonds, we believe the tradeoff for extending maturities is not there for risk-averse investors. Scudder Short Term Bond Fund continues to offer investors an opportunity for a high level of income, consistent with relative price stability and liquidity.


                        7 - Scudder Short Term Bond Fund

                          Glossary of Investment Terms

 COUPON The interest rate on a bond the issuer (a corporation or government entity) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 of $1,000 of the face amount each year.

 DEFAULT Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation.

 DURATION Gauges the price sensitivity of a bond or bond portfolio to changes in market interest rate levels. A fixed income portfolio with an overall duration of five years can be expected to increase 5% for every 1% decrease in interest rates (and decline 5% for every 1% increase in rates).

 INVESTMENT-GRADE                 A bond that has a quality rating of BBB or
 BOND                             higher.


 SECTOR A similar group of bonds or stocks. Some examples of sectors that could be found in a fund that invests in corporate bonds include airlines, financial services companies, and pharmaceutical firms.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity, net of expenses.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a mutual fund. Total return is based on a combination of changes in share price plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD SPREAD                     The difference in yield between various types
                                  of bonds. A corporate bond's yield is
                                  generally measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it often means that corporate bond yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                        8 - Scudder Short Term Bond Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%,
  to be repurchased at $7,355,175 on 7/1/1998, collateralized by a $5,163,000                                   --------------
  U.S. Treasury Bond, 12.75%, 11/15/2010 (Cost $7,354,000) ..............................      7,354,000             7,354,000
                                                                                                                --------------
Short-Term Notes 3.8%
------------------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.89%, 7/2/1998 ...............................................     20,000,000            20,000,000
Federal National Mortgage Association, 5.83%* with various maturities to 7/7/1998 .......     20,000,000            19,980,600
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $39,980,600)                                                                           39,980,600
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Obligations 6.2%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.5%, 4/14/2000 .................................................     10,000,000             9,973,400
Federal Home Loan Bank, 5.625%, 3/19/2001 (b) ...........................................     20,000,000            19,962,400
U.S. Treasury Note, 6.25%, 6/30/2002 ....................................................     10,000,000            10,251,600
U.S. Treasury Note, 5.625%, 12/31/2002 ..................................................     10,000,000            10,043,700
U.S. Treasury Note, 5.5%, 5/31/2003 .....................................................     15,000,000            15,002,400
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost $65,190,632)                                                                65,233,500
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 15.6%
------------------------------------------------------------------------------------------------------------------------------
11.5% with various maturities to 7/20/2020 ..............................................     13,291,660            14,996,092
11% with various maturities to 10/20/2020 ...............................................      1,599,088             1,769,596
9% with various maturities to 12/15/2020 (b) ............................................     55,563,318            59,834,258
10% with various maturities to 1/20/2022 ................................................      3,270,987             3,556,931
8% with various maturities to 12/15/2023 ................................................     72,292,035            75,082,179
7.13% with various maturities to 9/20/2025 ...............................................     8,546,831             8,683,046
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $162,610,155)                                                 163,922,102
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-throughs 9.9%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Series 1719-C, Principal Only, 4/15/1999 (b) ..........     18,387,720            17,932,337
Federal Home Loan Mortgage Corp., 7.5%, 9/1/2012 ........................................     46,774,129            48,074,918
Federal Home Loan Mortgage Corp., 9.5% with various maturities to 8/1/2016 ..............      5,618,104             6,090,081
Federal Home Loan Mortgage Corp., Series 1250-F, 7%, 4/15/2019 ..........................         78,698                78,550
Federal Home Loan Mortgage Corp., 7.792%, 11/1/2021 .....................................        439,621               457,413
Federal Home Loan Mortgage Corp., 7.74% with various maturities to 9/1/2024 .............      6,050,441             6,289,615
Federal National Mortgage Association, 7.31% with various maturities to 1/1/2019 ........        925,200               955,121
Federal National Mortgage Association, 8.5% with various maturities to 8/1/2022 .........     14,003,959            14,685,484
Federal National Mortgage Association, 7.38% with various maturities to 12/1/2022 .......      5,496,713             5,659,031
Federal National Mortgage Association, 7.4% with various maturities to 10/1/2023 ........      4,223,469             4,338,199
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-throughs (Cost $104,831,347)                                                     104,560,749
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 14.5%
------------------------------------------------------------------------------------------------------------------------------
Chemical Mortgage Securities, Inc., Series 1993-1 A4, 7.45%, 2/25/2023 ..................      1,417,678             1,420,780
Citicorp Mortgage Securities, Inc., Series 1997-3, 7%, 8/25/2027 ........................     21,361,390            21,341,363
Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/2009 ............................      1,900,000             1,895,844
First Bank System Inc., Series 1993-F, 7.178%, 11/25/2024 (b) ...........................     17,626,602            17,747,785
General Electric Capital Mortgage Services, Inc., 7%, 1/25/2008 .........................      6,500,000             6,577,155
General Electric Capital Mortgage Services, Inc., Series 1994-21A, 6.5%,
  8/25/2009 .............................................................................     14,372,712            14,350,147
General Electric Capital Mortgage Services, Inc., Series 1994-19 A1, 7.5%,
  6/25/2024 .............................................................................        995,741               992,624
General Electric Capital Mortgage Services, Inc., Series 1994-27 A1, 6.5%,
  7/25/2024 .............................................................................      5,842,203             5,836,726
Norwest Asset Security Corp., Series 1996-5 AB, 7.5%, 11/25/2026 ........................      8,796,142             8,848,369
Residential Funding Mortgage Securities, Series 1996-A17, 7.75%, 1/25/2007 ..............      8,063,349             8,172,961
Residential Funding Mortgage Securities, Series 1993-S35, 7.087%, 10/25/2023 ............     16,290,434            16,361,705
Residential Funding Mortgage Securities I Inc., Series 1997-S19 A6, 6.5%,
  12/25/2012 ............................................................................     26,528,498            26,462,171
Residential Funding Mortgage Securities I Inc., Series 1997-S13 A8, 7.1%,
  9/25/2027 .............................................................................     21,076,321            21,076,321
Resolution Trust Corp., Series 1992-12 A2A, 7.5%, 8/25/2023 .............................        748,026               749,545
Ryland Acceptance Corp. Four, Series 97-H, 8.95%, 8/20/2019 .............................      1,092,919             1,093,936
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $153,940,898)                                                      152,927,432
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 17.8%
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 2.6%
Bally's Health & Tennis Master Trust, 8.43%, 8/1/2002 ...................................     13,000,000            13,018,281
Mortgage Index Amortizing Trust Series 1997-1, 6.682%, 8/25/2004 ........................     14,000,000            14,095,703
                                                                                                                --------------
                                                                                                                    27,113,984
                                                                                                                --------------
Credit Card Receivables 1.4%
First USA Bank, Series 1994-1, 7.45%, 4/15/1999 .........................................      4,528,302             4,538,264
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ................................     10,000,000             9,970,703
                                                                                                                --------------
                                                                                                                    14,508,967
                                                                                                                --------------
Home Equity Loans 5.2%
Advanta Corp., Series 1997-2 A3, 7.3%, 10/25/2022 (b) ...................................     10,500,000            10,782,188
AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 7/26/2005 .............................        943,056               952,192
AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/2007 ............................        474,177               472,844
CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/2006 .............................        263,019               262,443
Contimortgage Home Equity Loan Trust, Series 1991-1, 9.52%, 4/15/2006 ...................        475,299               470,843
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/2028 (b) ..........     18,500,000            18,913,359
Contimortgage Net Interest Margin Notes, Series 1997-3, Series 1997-3, 7.23%,
  7/16/2028 .............................................................................      6,781,279             6,755,849
Green Tree Financial Corp., Series 1997-B A5, 7.15%, 4/15/2027 ..........................      9,600,000             9,748,500
Old Stone Credit Corp. Home Equity Loan, Series 1992-2, 6.95%, 5/15/2007 ................      2,757,427             2,768,622

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Old Stone Credit Corp. Home Equity Loan, Series 1993-1, 5.85%, 3/15/2008 ................        659,389               654,855
Security Pacific Home Equity Trust, Series 1991-A B, 10.5%, 3/10/2006 ...................      2,543,398             2,553,334
                                                                                                                --------------
                                                                                                                    54,335,029
                                                                                                                --------------
Manufactured Housing Receivables 8.6%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/2028 ................      8,000,000             8,111,250
Green Tree Financial Corp., Securitized NIM, Series 1994-A, 6.9%, 2/15/2004 .............     13,385,116            13,364,725
Green Tree Financial Corp., Securitized NIM, Series 1994-B, 7.85%, 7/15/2004 ............     11,105,567            11,227,034
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/2025 ...........................     20,636,400            20,744,419
Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 9/15/2026 ..........................      9,000,000             9,013,711
Green Tree Financial Corp., 7.3%, 12/15/2026 ............................................      9,500,000             9,566,797
Green Tree Financial Corp., Series 1996-5 B2, 8.45%, 7/15/2027 ..........................      9,998,413            10,311,644
Merrill Lynch Mortgage Investors Inc., Series 1991-B, 9.2%, 3/15/2011 ...................         41,626                41,613
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/2012 ...................      8,560,721             8,582,123
                                                                                                                --------------
                                                                                                                    90,963,316
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $185,863,466)                                                                             186,921,296
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 31.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 1.4%
Wal-Mart Stores Inc., 5.85%, 6/1/2000 ...................................................     15,000,000            14,960,625
                                                                                                                --------------
Consumer Staples 1.4%
Philip Morris Companies Inc., 6.15%, 3/15/2000 ..........................................     15,000,000            14,945,625
                                                                                                                --------------
Communications 1.1%
AT&T Capital Corp., 6.25%, 5/15/2001 ....................................................     11,000,000            11,029,700
                                                                                                                --------------
Financial 19.2%
American Health Properties, Inc. (REIT), 7.05%, 1/15/2002 ...............................      2,200,000             2,247,718
BANC ONE CORP., 6.25%, 10/1/2001 ........................................................     10,000,000            10,112,500
Citicorp, 8.03%, 2/15/2000 ..............................................................     15,000,000            15,514,050
Colonial Realty LP (REIT), 7.5%, 7/15/2001 (b) ..........................................      4,000,000             4,090,600
ERP Operating LP (REIT), 8.5%, 5/15/1999 ................................................      4,100,000             4,177,326
General Electric Capital Corp., 6.02%, 5/1/2001 (b) .....................................     15,000,000            15,075,000
Health Care Properties Investors, Inc. (REIT), 6%, 11/8/2000 ............................      5,225,000             5,172,750
Morgan Stanley Capital Investment, Inc., 6.25%, 7/15/2007 ...............................      7,914,192             7,973,239
NationsBank Corp., 5.75%, 3/15/2001 .....................................................     19,000,000            18,997,744
Oasis Residential Inc. (REIT), 6.75%, 11/15/2001 ........................................     13,400,000            13,603,680
Oasis Residential Inc. (REIT), 7%, 11/15/2003 ...........................................     14,900,000            15,120,222
Simon Debartolo Group, Inc. (REIT), 6.625%, 6/15/2003 ...................................     15,000,000            14,995,500

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Short Term Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Spieker Properties, Inc. (REIT), 6.65%, 12/15/2000 ......................................     15,000,000            15,105,600
Spieker Properties, Inc. (REIT), 6.8%, 12/15/2001 .......................................      5,500,000             5,590,860
Spieker Properties, Inc. (REIT), 6.95%, 12/15/2002 ......................................      3,500,000             3,561,005
Sun Communities, Inc. (REIT), 7.625%, 5/1/2003 ..........................................      5,850,000             6,061,419
Susa Partnership LP (REIT), 7.125%, 11/1/2003 ...........................................      5,400,000             5,523,768
Taubman Realty Group LP (REIT), Medium Term Note, 8%, 6/15/1999 .........................      4,755,000             4,832,887
Taubman Realty Group LP (REIT), Medium Term Note, 7.5%, 6/15/2002 .......................     19,150,000            19,678,540
World Omni Automobile Lease Securitization Trust, Series 1996-B, 6.85%,
  11/15/2002 ............................................................................     14,982,494            15,188,503
                                                                                                                --------------
                                                                                                                   202,622,911
                                                                                                                --------------
Media 2.1%
Comcast Cable Communications, 8.125%, 5/1/2004 ..........................................     15,000,000            16,251,450
Tele-Communications, Inc., 7.375%, 2/15/2000 ............................................      6,000,000             6,126,300
                                                                                                                --------------
                                                                                                                    22,377,750
                                                                                                                --------------
Technology 2.9%
Pitney Bowes, Inc., 6.27%, 1/20/2012 ....................................................     15,000,000            15,018,750
Raytheon Co., 6.45%, 8/15/2002 ..........................................................     15,000,000            15,148,800
                                                                                                                --------------
                                                                                                                    30,167,550
                                                                                                                --------------
Energy 1.4%
Lyondell Petrochemical Co., Global Note, 9.125%, 3/15/2002 ..............................      8,900,000             9,607,906
Lyondell Petrochemical Co., 9.75%, 9/4/2003 .............................................      4,600,000             5,334,758
                                                                                                                --------------
                                                                                                                    14,942,664
                                                                                                                --------------
Metals & Minerals 1.4%
Alcan Aluminium Ltd., 9.625%, 7/15/2019 (b) .............................................     14,000,000            14,999,600
                                                                                                                --------------
Transportation 0.6%
Continental Airlines Inc. Pass-thru Trust, 7.42%, 4/1/2007 ..............................      6,178,750             6,343,416
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $329,266,224)                                                                          332,389,841
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,049,037,322) (a)                                                   1,053,289,520
------------------------------------------------------------------------------------------------------------------------------

*     Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $1,049,037,322. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $4,252,198. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,933,764 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,681,566.

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Short Term Bond Fund

--------------------------------------------------------------------------------

(b) At June 30, 1998 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

      At June 30, 1998, open future contracts sold short were as follows:

                                                                               Aggregate
                                                                               ---------
               Futures                     Expiration       Contracts        Face Value ($)     Market Value ($)
               -------                     ----------       ---------        --------------     ----------------
      5  Year U.S. Treasury Note      September 21, 1998      1,000            109,196,875         109,687,500
                                                                              ------------        ------------
      Total net unrealized depreciation on open futures contracts sold short .................        (490,625)
                                                                                                  ============

      Abbreviations and other acronyms used in this portfolio:
      ----------------------------------------------------------------------
      REIT      Real Estate Investment Trust
      NIM       Net Interest Margin

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Short Term Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,049,037,322) .............    $ 1,053,289,520
                 Cash ................................................................            687,501
                 Receivable for investments sold .....................................          3,342,836
                 Interest receivable .................................................          8,075,048
                 Receivable for Fund shares sold .....................................          1,512,437
                 Other assets ........................................................             15,349
                                                                                         ------------------
                 Total assets ........................................................      1,066,922,691
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................          1,101,788
                 Payable for Fund shares redeemed ....................................          2,451,775
                 Payable for investments purchased ...................................              7,029
                 Payable for daily variation margin on open futures contracts ........            210,180
                 Accrued management fee ..............................................            459,770
                 Other payables and accrued expenses .................................            678,264
                                                                                         ------------------
                 Total liabilities ...................................................          4,908,806
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 1,062,013,885
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................          3,739,631
                 Net unrealized appreciation (depreciation) on:
                    Investments ......................................................          4,252,198
                    Futures ..........................................................           (490,625)
                 Accumulated net realized loss .......................................       (146,448,580)
                 Paid-in capital .....................................................      1,200,961,261
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 1,062,013,885
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($1,062,013,885 / 97,291,906 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                  ------------------
                   authorized) .......................................................             $10.92
                                                                                         ------------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Short Term Bond Fund

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  39,795,647
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................          2,994,960
                 Services to shareholders ............................................          1,423,746
                 Custodian and accounting fees .......................................            149,325
                 Trustees' fees and expenses .........................................             26,788
                 Reports to shareholders .............................................            107,152
                 Auditing ............................................................             32,037
                 Legal ...............................................................             17,195
                 Registration fees ...................................................             19,005
                 Other ...............................................................             23,613
                                                                                           ----------------
                                                                                                4,793,821
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         35,001,826
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................           (472,085)
                 Futures .............................................................         (7,369,695)
                 Options .............................................................            (11,842)
                                                                                           ----------------
                                                                                               (7,853,622)
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         (8,473,457)
                 Futures .............................................................            170,036
                                                                                           ----------------
                                                                                               (8,303,421)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (16,157,043)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  18,844,783
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Short Term Bond Fund

                       Statements of Changes in Net Assets

                                                                                            Six Months
                                                                                               Ended
                                                                                             June 30,            Year Ended
                                                                                               1998             December 31,
Increase (Decrease) in Net Assets                                                           (Unaudited)             1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................................     $   35,001,826       $   85,116,159
                 Net realized gain (loss) from investment transactions .............         (7,853,622)         (20,654,427)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .......................         (8,303,421)          11,486,176
                                                                                        -----------------    -----------------
                 Net increase (decrease) in net assets resulting from
                   operations ......................................................         18,844,783           75,947,908
                                                                                        -----------------    -----------------
                 Distributions to shareholders from:
                 Net investment income .............................................        (31,641,266)         (78,060,393)
                                                                                        -----------------    -----------------
                 Fund share transactions:
                 Proceeds from shares sold .........................................        158,485,931          225,970,263
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...................................         24,057,737           58,987,223
                 Cost of shares redeemed ...........................................       (273,264,462)        (585,484,724)
                                                                                        -----------------    -----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ....................................................        (90,720,794)        (300,527,238)
                                                                                        -----------------    -----------------
                 Increase (decrease) in net assets .................................       (103,517,277)        (302,639,723)
                 Net assets at beginning of period .................................      1,165,531,162        1,468,170,885
                 Net assets at end of period (including undistributed
                   net investment income of $3,739,631 and $379,071,                    -----------------    -----------------
                   respectively) ...................................................     $1,062,013,885       $1,165,531,162
                                                                                        -----------------    -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .........................        105,576,081          132,860,852
                                                                                        -----------------    -----------------
                 Shares sold .......................................................         14,397,761           20,508,345
                 Shares issued to shareholders in reinvestment of
                   distributions ...................................................          2,195,694            5,352,697
                 Shares redeemed ...................................................        (24,877,630)         (53,145,813)
                                                                                        -----------------    -----------------
                 Net increase (decrease) in Fund shares ............................         (8,284,175)         (27,284,771)
                                                                                        -----------------    -----------------
                 Shares outstanding at end of period ...............................         97,291,906          105,576,081
                                                                                        -----------------    -----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Short Term Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   Six Months
                                                 Ended June 30,                Years Ended December 31,
                                                    1998(a)
                                                  (Unaudited)      1997(a)    1996(a)      1995        1994      1993(a)
----------------------------------------------------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period ...........    $ 11.04       $ 11.05     $ 11.35    $ 10.91     $ 12.01     $ 11.93
                                                  --------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .34           .73         .74        .71         .81         .87
Net realized and unrealized gain (loss) on
  investments ..................................       (.15)         (.07)       (.32)       .44       (1.15)        .08
                                                  --------------------------------------------------------------------------
Total from investment transactions .............        .19           .66         .42       1.15        (.34)        .95
                                                  --------------------------------------------------------------------------
Less distributions:
From net investment income .....................       (.31)         (.67)       (.72)      (.43)       (.64)       (.80)
From net realized gains ........................         --            --          --         --          --        (.03)
In excess of gains .............................         --            --          --         --          --        (.04)
From tax return of capital .....................         --            --          --       (.28)       (.12)         --
                                                  --------------------------------------------------------------------------
Total distributions ............................       (.31)         (.67)       (.72)      (.71)       (.76)       (.87)
                                                  --------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................    $ 10.92       $ 11.04     $ 11.05    $ 11.35     $ 10.91     $ 12.01
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...............................       1.74**        6.17        3.86      10.74       (2.87)       8.18
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........      1,062         1,166       1,468      1,823       2,136       3,190
Ratio of operating expenses net, to average
  daily net assets (%) .........................        .86*          .86         .80        .75         .73         .68
Ratio of net investment income to average
  daily net assets (%) .........................       6.30*         6.64        6.66       6.37        6.93        7.21
Portfolio turnover rate (%) ....................      152.2*         39.4        61.8      101.1        65.3        66.1

(a) Per share amounts have been calculated using weighted average shares outstanding.
*   Annualized
**  Not annualized


                        17 - Scudder Short Term Bond Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and


                          18 - Scudder Short Term Bond

  (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $134,629,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,896,000) and December 31, 2005 ($19,379,000), the respective expiration dates.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $722,365,276 and $799,037,486, respectively. Purchases and sales of U.S. Government obligations aggregated $80,748,047 and $116,614,141, respectively.


                          19 - Scudder Short Term Bond

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $9,329,943,690 and $9,425,604,654, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1998, the fee pursuant to these agreements amounted to $2,994,960, of which $459,770 is unpaid at June 30, 1998. The management fee was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $829,599 charged to the Fund by SSC for the six months ended June 30, 1998, of which $261,880 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $275,201, of which $131,415 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $84,934, of which $27,083 is unpaid at June 30, 1998.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $26,788.


                          20 - Scudder Short Term Bond

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        21 - Scudder Short Term Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        22 - Scudder Short Term Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        23 - Scudder Short Term Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]

Scudder
Zero Coupon
2000 Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

For investors who seek as high an investment return over a selected period as is consistent with investment in U.S. government securities and the minimization of reinvestment risk.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Zero Coupon 2000 Fund

--------------------------------------------------------------------------------
Date of Inception: 2/4/86    Total Net Assets as of      Ticker Symbol:  SGZTX
                             6/30/98: $18.8 million
--------------------------------------------------------------------------------

o For its most recent semiannual period ended June 30, 1998, Scudder Zero Coupon 2000 Fund posted a 2.84% total return. As of June 30, the Fund provided a 30-day net annualized SEC yield of 4.55%.

o Short-term Treasury security prices moved within a limited range during the six months ended June 30, 1998, as the Federal Reserve made known its concerns over tight labor markets and the possible resurgence of inflationary pressures.






                                Table of Contents

   3  Letter from the Fund's President    12  Financial Highlights
   4  Performance Update                  13  Notes to Financial Statements
   5  Portfolio Management Discussion     16  Officers and Trustees
   7  Glossary of Investment Terms        17  Investment Products and Services
   8  Investment Portfolio                18  Scudder Solutions
   9  Financial Statements


                       2 - Scudder Zero Coupon 2000 Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Zero Coupon 2000 Fund's performance over its most recent semiannual period ended June 30, 1998. The Fund posted a 2.84% total return for the period, as shorter maturity Treasury securities traded in a narrow range. Given Scudder Zero Coupon 2000 Fund's relatively short time to maturity, the Fund's managers continue to seek as high an investment return over a selected period as is consistent with the minimization of investment risk. For more information on the Fund's investment strategy, results, and outlook, please read the portfolio management discussion beginning on page 5.

     For those of you interested in our newest Scudder offerings, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing. Please see page 17 for more information on Scudder products and services.

     If you have any questions regarding Scudder Zero Coupon 2000 Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Zero Coupon 2000 Fund


                       3 - Scudder Zero Coupon 2000 Fund

                     Performance Update as of June 30, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                         Total Return
----------------------------------------
Period     Growth
Ended        of                  Average
6/30/98    $10,000  Cumulative   Annual
----------------------------------------
Scudder Zero Coupon 2000 Fund
----------------------------------------
1 Year      $10,745    7.45%     7.45%
5 Year      $12,455   24.55%     4.49%
10 Year     $24,004  140.04%     9.15%

----------------------------------------
LB Government/Corporate Bond Index
----------------------------------------
1 Year      $11,129   11.29%    11.29%
5 Year      $13,944   39.44%     6.87%
10 Year     $23,885  138.85%     9.09%

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER ZERO COUPON 2000 FUND
Year   Amount
-------------
'88    10000
'89    11235
'90    12033
'91    13261
'92    15137
'93    17129
'94    16880
'95    19036
'96    19921
'97    21463
'98    23885

LB Government/Corporate Bond Index
Year    Amount
--------------
'88     10000
'89     12113
'90     12370
'91     13413
'92     15770
'93     19272
'94     18362
'95     20549
'96     21046
'97     22340
'98     24005

The unmanaged Lehman Brothers (LB) Government/Corporate Bond Index is composed of U.S. government treasury and agency securities, corporate and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index
Total Return (%) with the exact points listed in the table below.

Yearly periods ended June 30

                       1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.63   $ 12.29  $ 12.46  $ 13.62  $ 13.99  $ 11.30  $ 11.99   $ 11.64  $ 11.61  $ 11.75
INCOME DIVIDENDS..   $   .63   $   .52  $   .85  $   .98  $   .91  $   .80  $   .60   $   .65  $   .73  $   .71
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $   .11   $   --  $   .03  $  1.46  $  1.38  $    --   $    --  $    --  $    --
FUND TOTAL
RETURN (%)........     21.12      2.13     8.43    17.57    22.21    -4.72    11.91      2.41     6.15     7.45
INDEX TOTAL
RETURN (%)........     12.34      7.10    10.20    14.15    13.16    -1.46    12.76      4.66     7.74    11.29

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the total returns for the Fund would have been lower.

                       4 - Scudder Zero Coupon 2000 Fund

                         Portfolio Management Discussion

Dear Shareholders,

Though the Federal Reserve made no move to increase short-term interest rates during the six months ended June 30, 1998, the Fed made clear its bias towards credit tightening during the period. Nevertheless, short-term Treasury securities traded within a narrow range and interest rates stayed at low levels. In keeping with this interest rate environment, Scudder Zero Coupon 2000 Fund posted a 2.84% total return for its most recent semiannual period ended June 30, 1998. In addition, the Fund provided a 30-day net annualized SEC yield of 4.55% as of June 30, 1998. The Fund's total return of 2.84% for the six-month period reflects a $0.13 decline in the Fund's net asset value to $11.75, offset by $0.46 per share in income distributions. The unmanaged Lehman Brothers Government/Corporate Bond Index's return during the same period was 4.17%. The difference in return between the Fund and its comparative index mirrors the Fund's ever-shortening average maturity.

Scudder Zero Coupon 2000 Fund seeks to provide investors with as high an investment return over a selected period as is consistent with investments in government securities and the minimization of reinvestment risk, but with the additional advantages of professional management, diversification, and liquidity. The Fund invests in high-quality zero-coupon bonds that pay no current income but, similar to savings bonds, are issued at substantial discounts to their value at maturity. When held to maturity, a zero-coupon bond's entire return comes from the difference between its issue price and its par value.

                                Portfolio Review

In managing Scudder Zero Coupon 2000 Fund we attempt to maximize the value of your investment on the December 2000 maturity date. Since zero coupon bonds such as those held by the Fund lack the cushion of regular interest payments, the Fund can be more volatile than other fixed-income investments of comparable maturity. Because some shareholders may need to redeem Fund shares before the maturity date, we try to limit share price volatility where possible while at the same time seeking a higher return than other fixed-income investments.

As the Fund approaches its 2000 maturity, we are gradually shortening the duration of the Fund, keeping over 90% of the bonds in the Fund's portfolio within two months of the target date, and over 99% within one year of the date. For the same reason, we are keeping the Fund's duration in a neutral stance in terms of its permissible range: As of June 30, 1998, the Fund's duration was 2.5 years, in the middle of its allowable range of 1.5 years to 3.5 years. (Duration gives relative weight to both interest and principal payments and has replaced maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

                             A Wary Federal Reserve

The Federal Reserve kept short-term interest rates from declining by making known its concerns about tight labor markets and the possible resurgence of wage inflationary pressures. Although the stock market experienced volatility during


                       5 - Scudder Zero Coupon 2000 Fund
the second quarter of the year, the Fed also was reportedly concerned about unwarranted speculation in the U.S. stock market. We believe the Fed's posture of being more inclined to raise short-term interest rates than to lower them will make it difficult for shorter-maturity Treasury rates to move lower in the near term, limiting the potential for the Fund's share price to appreciate.

As we approach Scudder Zero Coupon 2000 Fund's target year, we will monitor events influencing the bond market closely and adjust the Fund's duration and maturity structure accordingly. We will continue to attempt to maximize the Fund's net asset value on its maturity date.

Sincerely,

Your Portfolio Management Team

/s/Timothy G. Raney              /s/Stephen A. Wohler

Timothy G. Raney                 Stephen A. Wohler


                       6 - Scudder Zero Coupon 2000 Fund

                          Glossary of Investment Terms


 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of capital return plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 TREASURIES                       Negotiable debt obligations of the U.S.
                                  government, secured by its full faith and credit, and issued at various schedules and maturities.

 ZERO COUPON BOND                 A bond that makes no periodic interest
                                  payments but instead is sold at a deep
                                  discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       7 - Scudder Zero Coupon 2000 Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities 100.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5%, 1/31/1999 .........................................................      100,000                99,734
U.S. Treasury Separate Trading Registered Interest and Principal, 2/15/2001 (5.48%*) ......   10,350,000             8,979,867
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/2000 (5.49%*) .....   10,224,000             8,990,270
U.S. Treasury Separate Trading Registered Interest and Principal, 11/15/2001 (5.50%*) .....      763,000               635,419
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities (Cost $18,158,867)                                                                 18,705,290
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $18,158,867) (a)                                                         18,705,290
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $18,158,867. At June 30, 1998, unrealized appreciation based on tax cost consisted entirely of aggregated gross unrealized appreciation of $546,423.

*     Bond equivalent yield to maturity; not a coupon rate.

    The accompanying notes are an integral part of the financial statements.


                        8 - Scudder Zero Coupon 2000 Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $18,158,867) .................     $  18,705,290
                 Cash .................................................................            93,382
                 Interest receivable ..................................................             2,085
                 Receivable for Fund shares sold ......................................            15,566
                 Other assets .........................................................               288
                                                                                            ----------------
                 Total assets .........................................................        18,816,611
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund Shares redeemed .....................................             3,541
                 Other payables and accrued expenses ..................................            24,987
                                                                                            ----------------
                 Total liabilities ....................................................            28,528
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  18,788,083
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................           507,526
                 Unrealized appreciation on investments ...............................           546,423
                 Accumulated net realized loss ........................................        (1,242,334)
                 Paid-in capital ......................................................        18,976,468
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  18,788,083
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($18,788,083
                    / 1,598,631 outstanding shares of beneficial interest, $.01 par value,  ----------------
                    unlimited number of shares authorized) ............................            $11.75
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Zero Coupon 2000 Fund

                             Statement of Operations
                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $     615,567
                                                                                            ----------------
                 Expenses:
                 Management fee .......................................................            58,057
                 Services to shareholders .............................................            46,498
                 Custodian and accounting fees ........................................            21,073
                 Trustees' fees and expenses ..........................................            19,465
                 Auditing .............................................................            14,098
                 Reports to shareholders ..............................................             9,444
                 Registration fees ....................................................             6,946
                 Legal ................................................................             7,405
                 Other ................................................................             2,269
                                                                                            ----------------
                 Total expenses before reductions .....................................           185,255
                 Expense reductions ...................................................           (88,473)
                                                                                            ----------------
                 Expenses, net ........................................................            96,782
                --------------------------------------------------------------------------------------------
                 Net investment income                                                            518,785
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ...................................            88,530
                 Net unrealized depreciation on investments during the period .........           (56,064)
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                               32,466
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $     551,251
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Zero Coupon 2000 Fund

                       Statements of Changes in Net Assets

                                                                            Six Months
                                                                               Ended
                                                                             June 30,         Year Ended
                                                                               1998          December 31,
Increase (Decrease) in Net Assets                                           (Unaudited)          1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ................................    $    518,785      $  1,172,267
                 Net realized gain (loss) from investments ............          88,530           161,395
                 Net unrealized appreciation (depreciation) on
                    investments during the period .....................         (56,064)            1,997
                                                                          ----------------  ----------------
                 Net increase in net assets resulting from operations .         551,251         1,335,659
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                    income ............................................        (745,333)       (1,127,761)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ............................       2,507,474         3,450,490
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................         730,732         1,105,633
                 Cost of shares redeemed ..............................      (4,710,013)       (9,750,463)
                                                                          ----------------  ----------------
                 Net decrease in net assets from Fund share
                    transactions ......................................      (1,471,807)       (5,194,340)
                                                                          ----------------  ----------------
                 Decrease in net assets ...............................      (1,665,889)       (4,986,442)
                 Net assets at beginning of period ....................      20,453,972        25,440,414
                 Net assets at end of period (including undistributed
                    net investment income of $507,526 and $734,074,       ----------------  ----------------
                    respectively) .....................................    $ 18,788,083      $ 20,453,972
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ............       1,721,605         2,161,757
                                                                          ----------------  ----------------
                 Shares sold .........................................          210,772           290,883
                 Shares issued to shareholders in reinvestment of
                    distributions .....................................          63,212            96,147
                 Shares redeemed ......................................        (396,958)         (827,182)
                                                                          ----------------  ----------------
                 Net decrease in Fund shares ..........................        (122,974)         (440,152)
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ..................       1,598,631         1,721,605
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Zero Coupon 2000 Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                 June 30, 1998(a)                  Years Ended December 31,
                                                    (Unaudited)     1997(a)    1996(a)     1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------
Net asset value, beginning of period ...........     $11.88       $ 11.77     $ 12.38    $ 10.95     $ 12.85     $ 12.55
                                                    ------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .31           .63         .64        .65         .59         .79
Net realized and unrealized gain (loss) on
  investments ..................................        .02           .11        (.57)      1.40       (1.59)       1.23
                                                    ------------------------------------------------------------------------
Total from investment operations ...............        .33           .74         .07       2.05       (1.00)       2.02
                                                    ------------------------------------------------------------------------
Less distributions:
From net investment income .....................       (.46)         (.63)       (.68)      (.62)       (.31)       (.83)
From net realized gains on investments .........         --            --          --         --        (.59)       (.89)
                                                    ------------------------------------------------------------------------
Total distributions ............................       (.46)         (.63)       (.68)      (.62)       (.90)      (1.72)
                                                    ------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------
Net asset value, end of period .................     $11.75       $ 11.88     $ 11.77    $ 12.38     $ 10.95     $ 12.85
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................       2.84**        6.53         .65      19.08       (7.92)      16.00
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........       18.8            20          25         29          25          31
Ratio of operating expenses, net to average
  daily net assets (%) .........................       1.00*         1.00        1.00       1.00        1.00        1.00
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ..       1.91*         1.76        1.45       1.48        1.47        1.28
Ratio of net investment income to average daily
  net assets (%) ...............................       5.36*         5.44        5.42       5.59        5.23        5.29
Portfolio turnover rate (%) ....................       6.93*         5.74        85.2       86.6        89.3       101.6

(a) Based on monthly average shares outstanding during the period.

(b) Total returns would have been lower had certain expenses not been reduced.

 *    Annualized

 **   Not annualized


                       12 - Scudder Zero Coupon 2000 Fund

                    Notes to Financial Statements (Unaudited)
                       A. Significant Accounting Policies

Scudder Zero Coupon 2000 Fund (the "Fund") is organized as a diversified series of Scudder Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund primarily invests in U.S. Government zero coupon securities. At least 50% of the Fund's net assets will be invested in zero coupon securities maturing within two years of the Fund's target maturity date. It is expected that the Fund will be liquidated in December of the year 2000.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $1,275,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($723,000), December 31, 2003 ($178,000), and December 31, 2004 ($374,000),
the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is generally recorded on the accrual basis under the amortized cost method whereby the Fund adjusts the cost of each investment assuming a constant

                       13 - Scudder Zero Coupon 2000 Fund
accretion to maturity of any discount. All original issue discounts are accreted for both tax and financial reporting purposes. Distributions to shareholders are recorded on the ex-dividend date.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $671,071 and $2,954,794, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% of the average daily net assets of the Fund computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets until April 30, 1999. For the six months ended June 30, 1998, the fee pursuant to the Agreement amounted to $58,057, all of which was not imposed.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $28,066, of which $16,365 was not imposed, and $14,340 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $5,677, of which $3,310 was not imposed, and $961 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $18,422, of which $10,741 was not imposed, and $3,125 is unpaid at June 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $19,465.

                       14 - Scudder Zero Coupon 2000 Fund

                                    This Page
                                  intentionally
                                   left blank.



                       15 - Scudder Zero Coupon 2000 Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                       16 - Scudder Zero Coupon 2000 Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       17 - Scudder Zero Coupon 2000 Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous  investment in securities  regardless of price  fluctuations and does not assure a profit or protect against loss in declining  markets.  Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       18 - Scudder Zero Coupon 2000 Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       19 - Scudder Zero Coupon 2000 Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]

                                     PART C

                                OTHER INFORMATION


Item 15.  Indemnification

          A policy of insurance covering Scudder Kemper Investments, Inc., its affiliates including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

         Article IV, Sections 4.1 -4.3 of the Registrant's Declaration of Trust states as follows:

         Section 4.1  No Personal Liability of Shareholders, Trustees, Etc.

                No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred, which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

            Section 4.2  Non-Liability of Trustees, Etc.

                 No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            Section 4.3  Mandatory Indemnification.

                 (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                   (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                (b) No indemnification shall be provided hereunder to a Trustee or officer:

                         (i)     against any  liability to the Trust,
                                 a series thereof, or the
                                 Shareholders  by  reason  of a final
                                 adjudication  by a  court  or  other
                                 body before which a  proceeding  was
                                 brought  that he  engaged in willful
                                 misfeasance,    bad   faith,   gross
                                 negligence or reckless  disregard of
                                 the duties  involved  in the conduct
                                 of his office;

                           (ii)  with  respect  to any  matter  as to
                                 which he  shall  have  been  finally
                                 adjudicated  not to  have  acted  in
                                 good faith in the reasonable  belief
                                 that  his  action  was in  the  best
                                 interest of the Trust;

                        (iii) in the event of a settlement or other disposition
                              not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                                (A) by the court or other body approving the settlement or other disposition; or (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

               (c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

               (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3 provided that either:

                      (i)     such  undertaking  is  secured  by a
                              surety    bond   or    some    other
                              appropriate security provided by the
                              recipient,  or the  Trust  shall  be
                              insured  against  losses arising out
                              of any such advances: or

                      (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                  The application of the foregoing provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Item 16.          Exhibits

         1.        (a)   Amended and Restated Declaration of Trust dated
                         December 21, 1987. (Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 24 to the Registration Statement.)

                   (b) Instrument dated September 17, 1982 Establishing and Designating Series of Shares. (Incorporated by reference to Post-Effective Amendment Exhibit 1(b) to No.24 to the Registration Statement.)

                   (c) Instrument dated September 17, 1982 Establishing and Designating an Additional Series of Shares. (Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 24 to the Registration Statement.)

                   (d) Instrument dated March 21, 1984 Establishing and Designating an Additional Series of Shares. (Incorporated by reference to
                         Exhibit 1(d) to Post-Effective Amendment No.
                         24 to the Registration Statement.)

                   (e) Certificate of Amendment of Declaration of Trust dated June 29, 1989. (Incorporated by reference to Exhibit 1(e) to Post-Effective
                         Amendment   No.   24  to  the   Registration
                         Statement.)

                   (f) Amendment of Establishment and Designation of Additional Series of Shares dated June 29, 1989. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 24 to the Registration Statement.)

                  (g) bolition of series by the Registrant dated June 29, 1989 on behalf of the U.S. Government 1990 Portfolio. (Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 24 to the Registration Statement.)

                    (h) Abolition of series by the Registrant dated June 29, 1989 on behalf of the General 1990 Portfolio. (Incorporated by reference to
                          Exhibit 1(h) to Post-Effective Amendment No.
                          24 to the Registration Statement.)

                    (i) Abolition of series by the Registrant on behalf of the Scudder Zero Coupon 1995 Fund, dated July 15, 1992. (Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 24 to the Registration Statement.)

                    (j) Redesignation of Series of Registrant dated March 7, 1990. (Incorporated by reference to
                          Exhibit 1(j) to Post-Effective Amendment No.
                          24 to the Registration Statement.)

                    (k) Certificate of Amendment of Declaration of Trust dated July 2, 1991. (Incorporated by reference to Exhibit 1(k) to Post-Effective
                          Amendment   No.   24  to  the   Registration
                          Statement.)

         2.        (a)    By-Laws of the Registrant dated as of September 17,
                          1982. (Incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No. 24 to the
                          Registration Statement.)

                   (b) Amendment to the By-Laws of Registrant as of March 5, 1984. (Incorporated by reference to
                          Exhibit 2(b) to Post-Effective Amendment No.
                          24 to the Registration Statement.)

                   (c) Amendment to the By-Laws of Registrant as of October 1, 1984. (Incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 24 to the Registration Statement.)

                   (d) Amendment to the By-Laws of Registrant as of December 12, 1991. (Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 24 to the Registration Statement.)

                   (e) Amendment to the By-Laws of the Registrant dated September 17, 1992. (Incorporated by reference to Exhibit 2(e) to Post-Effective
                          Amendment   No.   24  to  the   Registration
                          Statement.)

         3. Not applicable.

         4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit C.

         5.  Not applicable.

         6.    (a)      Investment Advisory Agreement between the Registrant
                        (on behalf of Scudder Short Term Bond Fund) and Scudder,
                        Stevens & Clark, Inc. ("Scudder") dated June 6, 1991.
                        (Incorporated by reference to Exhibit 5(a) to Post-
                        Effective Amendment No. 24 to the Registration
                        Statement.)

               (b) Investment Advisory Agreement between the Registrant (on behalf of the Zero Coupon Funds) and Scudder dated June 6, 1991. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (c) Investment Management Agreement between the Registrant (on behalf of Scudder Short Term Bond Fund) and Scudder dated March 18, 1992. (Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (d) Investment Management Agreement between the Registrant (on behalf of Scudder Short Term Bond Fund) and Scudder dated September 7, 1993. (Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (e) Form of an Investment Management Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Kemper Investments, Inc. dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.)

               (f) Form of an Investment Management Agreement between the Registrant, on behalf of Scudder Zero Coupon 2000 Fund, and Scudder Kemper Investments, Inc. dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.)

               (g) Investment Management Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Kemper Investments, Inc. dated December 31, 1997 is filed herein.

               (h) Investment Management Agreement between the Registrant, on behalf of Scudder Zero Coupon 2000 Fund, and Scudder Kemper Investments, Inc. dated December 31, 1997 is filed herein.

         7. Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. (Formerly Scudder Fund Distributors, Inc.) dated July 15, 1985. (Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 24 to the Registration Statement.)

         8.             Not applicable.

         9. (a)(1) Custodian Agreement between the Registrant and State Street Bank and Trust Company ("State Street Bank") dated December 17, 1982. (Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (a)(2) Fee schedule for Custodian Agreement between the Registrant and State Street Bank. (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (a)(3) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated September 14, 1987. (Incorporated by reference to Exhibit 8(a)(3) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (a)(4) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated September 16, 1988. (Incorporated by reference to Exhibit 8(a)(4) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (a)(5) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated December 13, 1990. (Incorporated by reference to Exhibit 8(a)(5) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (a)(6) Fee schedule for Custodian Agreement between the Registrant on behalf of Scudder Zero Coupon 2000 Fund and State Street Bank. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

         10.            Not applicable.

         11.            Opinion  and  Consent  of  Dechert  Price  &
                        Rhoads  (filed  with   Registrant's   notice
                        pursuant to Rule 24f-2.)

         12. Form of opinion and consent of Dechert Price & Rhoads supporting the tax matters and consequences to shareholders discussed in the prospectus filed herewith.

         13. (a)(1) Transfer Agency and Service Agreement with fee schedule between the Registrant and Scudder Service Corporation dated October 2, 1989. (Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (a)(2) Revised fee schedule dated October 1, 1995 for Exhibit 9(a). (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)

               (a)(3) Revised fee schedule dated October 1, 1996 for Exhibit 9(a). (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)

               (b)(1) COMPASS Service Agreement with fee schedule with Scudder Trust Company dated January 1, 1990. (Incorporated by reference to Exhibit 9(b)(1) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (b)(2) COMPASS Service Agreement with Scudder Trust Company dated October 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.)

               (b)(3) Revised fee schedule dated October 1, 1996 for Exhibit 9(b)(2). (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)

               (c) Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990. (Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 24 to the Registration Statement.)

               (d)(1) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Zero Coupon 2000 Fund, and Scudder Fund Accounting Corporation dated January 10, 1995. (Incorporated by reference to Post-Effective Amendment No.
                        21 to the Registration Statement.)

               (d)(2) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Fund Accounting Corporation dated
                        July 19, 1995. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.)

         14.            Consent of PricewaterhouseCoopers, LLP filed herewith.

         15.            Inapplicable.

         16.            Powers of Attorney filed herewith.

         17.   (a)      Form of proxy card filed herewith.

Item 17                    Undertakings

                  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 5th day of October, 1998.

                                  Scudder Funds Trust



                                  By:  /s/ Thomas F. McDonough
                                       Thomas F. McDonough,
                                       Vice President, Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURE                     TITLE                      DATE

/s/Daniel Pierce                    President and Trustee        October 5, 1998
Daniel Pierce

/s/Kathryn L. Quirk                        Trustee               October 1, 1998
Kathryn L. Quirk

/s/Henry P. Becton, Jr.                    Trustee               October 1, 1998
Henry P. Becton, Jr.

/s/Dawn-Marie Driscoll                     Trustee               October 1, 1998
Dawn-Marie Driscoll

/s/Peter B. Freeman                        Trustee               October 1, 1998
Peter B. Freeman

/s/George M. Lovejoy, Jr.                  Trustee               October 1, 1998
George M. Lovejoy, Jr.

/s/Wesley W. Marple, Jr.                   Trustee               October 1, 1998
Wesley W. Marple, Jr.

/s/Jean C. Tempel                          Trustee               October 1, 1998
Jean C. Tempel

/s/John R. Hebble            Treasurer (Principal Financial and
John R. Hebble                        Accounting Officer)




--------
*        Mythenquai 2, Zurich Switzerland.
#        345 Park Avenue, New York, New York